UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14C

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Check the appropriate box:

[ ] Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14c-5(d)(2))
[X] Definitive Information Statement



                  Voice Powered Technology International, Inc.
                (Name of Registrant As Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per  Exchange Act Rules  14c-5(g) and 0-11

(1) Title of each class of securities to which transaction  applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:














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

                        NOTICE OF ACTION TAKEN BY WRITTEN
                       CONSENT OF OUR MAJORITY STOCKHOLDER



Dear Stockholders:

We are writing to advise you that Voice Powered Technology  International,  Inc.
(the "Company") has entered into an Agreement and Plan of Reorganization with World Waste Technologies, Inc. ("WWT"), a privately held corporation based in San Diego, California to merge with WWT (the "Merger"). The Merger is to be accomplished through a merger of a wholly owned subsidiary of the Company with and into WWT, with WWT being the survivor of the Merger. Pursuant to the Merger, all of WWT's outstanding shares will be converted into shares of our common stock. As part of the Merger, we will also amend and restate our Articles of Incorporation to, among other things, effectuate a 1-for-60 reverse split of our common stock. After the Merger is concluded, we will change our corporate name to "World Waste Technologies, Inc." We are also adopting a new employee incentive plan, the 2004 Equity Incentive Plan (the "Equity Plan").

The Merger and the Equity Plan have each been approved by unanimous approval of our Board of Directors. In addition, Belle Group, Ltd., our controlling stockholder, approved the foregoing by written consent in lieu of a meeting on March 25, 2004. The Merger will not be effective until the Articles of Merger between our acquisition subsidiary and WWT are filed with the California Secretary of State.

No action is required by you. The accompanying information statement is furnished only to inform our stockholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. COMPLETION OF THE MERGER WILL RESULT IN A CHANGE IN CONTROL OF THE COMPANY AND THE ASSUMPTION OF WWT'S ASSETS, LIABILITIES AND OPERATIONS BY THE COMPANY.

PLEASE NOTE THAT THE COMPANY'S CONTROLLING STOCKHOLDER HAS VOTED TO APPROVE THE MERGER AND THE ADOPTION OF THE EQUITY PLAN. THE NUMBER OF VOTES HELD BY THE CONTROLLING STOCKHOLDER ARE SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THESE ACTIONS AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE TRANSACTIONS.

                                                      Very truly yours,


May 25, 2004                                          /s/ Rob Larcara

                                                      Rob Larcara, President

                  VOICE POWERED TECHNOLOGY INTERNATIONAL, INC.
                       15915 VENTURA BOULEVARD, SUITE 301
                            ENCINO, CALIFORNIA 91436

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                   OF THE SECURITIES EXCHANGE ACT OF 1934 AND
                            REGULATION 14C THEREUNDER

TO OUR STOCKHOLDERS:

This Information Statement is being sent by first class mail to all record and beneficial owners of the Common Stock, $0.001 par value, of Voice Powered Technology International, Inc., a California corporation (the "Company").

On April 14, 2004, the record date for determining the identity of stockholders who are entitled to receive this Information Statement, 92,970,027 shares of our Common Stock were issued and outstanding. The Common Stock constitutes the sole outstanding class of voting securities of the Company. Each share of Common Stock entitles the holder thereof to one vote on all matters submitted to shareholders. The mailing date of this Information Statement is on or about May 25, 2004.

NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS SOLICITED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

On March 25, 2004, our controlling stockholder (the "Controlling Stockholder"), who owns 74,258,788 shares, or approximately 80%, of our issued and outstanding Common Stock, consented in writing to the following:

    1. An amendment and restatement of our Articles of Incorporation that will, among other things, implement a 1 -for -60 reverse split of our common stock (the "Reverse Split") and reduce our authorized Preferred Stock to 10,000,000 shares.

    2. Approval of an Agreement and Plan of Reorganization (the "Reorganization Agreement") by and among the Company, V-CO Acquisition, Inc., a wholly owned subsidiary of the Company ("V-CO") and World Waste Technologies, Inc. ("WWT"), whereby the Company, after taking into account the Reverse Split, will issue up to 20,825,000 shares of its Common Stock in exchange for all of the outstanding capital stock of WWT along with warrants to purchase up to an additional 1,075,000 shares of its Common Stock, resulting in 22,025,000 shares of its Common Stock outstanding after giving effect to the Merger (assuming that none of the outstanding warrants are exercised) (the "Merger Transaction"). If all 1,075,000 warrants to purchase the Company's Common Stock are exercised, the Company's total issued and outstanding shares of Common Stock would then total 23,100,000.

    3. Approval of a name change, upon the closing of the Merger Transaction, to "World Waste Technologies, Inc."

    4. Subject to the closing of the Merger Transaction, the election of four new directors and a change in management.

    5. Adoption of a 2004 Equity Incentive Plan (the "2004 Plan") for employees, directors, and consultants of the Company.

    The Controlling Stockholder has not consented to or considered any other corporate action.

         Our Company will pay the cost of printing and distributing this Information Statement to our stockholders. Brokers, nominees and other custodians will be instructed to forward copies of this Information Statement to the beneficial owners of shares held in custodial accounts. We will reimburse brokers, nominees and other custodians for the expenses incurred in forwarding this Information Statement to the beneficial owners of our Common Stock.



                                 BY ORDER OF THE BOARD OF DIRECTORS


May 25, 2004                     /s/ Rob Larcara

                                 Rob Larcara
                                 President

                           FORWARD LOOKING STATEMENTS

         This Information Statement and other reports that we file with the SEC contain forward-looking statements about our business containing the words "believes," "anticipates," "expects" and words of similar import. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results or performance to be materially different from the results or performance anticipated or implied by such forward-looking statements. Given these uncertainties, stockholders are cautioned not to place undue reliance on forward-looking statements. Except as specified in SEC regulations, we have no duty to publicly release information that updates the forward-looking statements contained in this Information Statement. Additional risks will be disclosed from time to time in our future SEC filings.





                                TABLE OF CONTENTS
                                -----------------
                                                                          PAGE
                                                                          ----
                                                                          NO.
                                                                          ---

GENERAL................................................................... 8

SUMMARY OF TERMS.......................................................... 9

  THE COMPANIES........................................................... 9

  STRUCTURE OF THE MERGER................................................. 10

  THE COMPANY'S REASONS FOR THE MERGER.................................... 10

  WWT'S REASONS FOR THE MERGER............................................ 11

  RISK FACTORS............................................................ 11

  DIRECTORS AND EXECUTIVE MANAGEMENT OF THE COMPANY FOLLOWING
  THE MERGER TRANSACTION.................................................. 12

  SECURITY OWNERSHIP OF MANAGEMENT AND AFFILIATES AFTER MERGER TRANSACTION 14

CONTROLLING STOCKHOLDER................................................... 15

PRIVATE OFFERING.......................................................... 15

  General................................................................. 15

  Use of Proceeds......................................................... 16

  Registration Rights..................................................... 16

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT............ 17

AGREEMENT AND PLAN OF REORGANIZATION...................................... 17

  MATERIAL TERMS OF THE MERGER............................................ 18

  TERMS OF THE REORGANIZATION AGREEMENT................................... 19

  CHANGE IN CONTROL....................................................... 21

  CERTAIN FEDERAL INCOME TAX CONSEQUENCES................................. 21

  ACCOUNTING TREATMENT OF THE MERGER...................................... 21

  APPRAISAL RIGHTS........................................................ 21

  INTERESTS OF CERTAIN PERSONS IN THE MERGER.............................. 21

  FEDERAL SECURITIES LAW CONSEQUENCES..................................... 22

  DISSENTERS' RIGHTS...................................................... 22

  REQUIREMENTS FOR EXERCISING DISSENTERS' RIGHTS.......................... 22

THE AMENDMENTS TO OUR ARTICLES OF INCORPORATION........................... 23

  REVERSE STOCK SPLIT..................................................... 23

  EFFECT OF THE REVERSE SPLIT............................................. 24

  POTENTIAL ELIMINATION OF CUMULATIVE VOTING.............................. 24

  CHANGE OF NAME.......................................................... 25

THE 2004 EQUITY INCENTIVE PLAN............................................ 26

  PLAN DESCRIPTION........................................................ 26

  AUTHORIZED SHARES....................................................... 26

  ADMINISTRATION.......................................................... 26

  ELIGIBILITY............................................................. 26

  TERMS AND CONDITIONS OF OPTIONS......................................... 27

    Termination of Options................................................ 27

    Restricted Stock...................................................... 27

ANTICIPATED OPERATIONS FOLLOWING THE MERGER............................... 28

WORLD WASTE TECHNOLOGIES, INC............................................. 28

  THE INDUSTRY............................................................ 28

  THE WWT SOLUTION........................................................ 29

  THE TECHNOLOGY.......................................................... 30

      Overview............................................................ 30

      Intellectual Property and Patent Highlights......................... 30

      Vessel Operations................................................... 30

  CUSTOMERS............................................................... 31

      MSW Treatment and Standard Recyclables.............................. 31

      Cellulose Fiber..................................................... 31

      Cellulose Market for WWT's Initial Facility (Anaheim, CA)........... 31

  COMPETITION............................................................. 31

  RISK FACTORS............................................................ 32

      A Development Stage Company......................................... 32


      Ability to Obtain or Sustain Market Acceptance for
      Services and Products............................................... 32

      The Market for Services and Products in the Solid Waste
      Processing and Recycling Industry is Competitive;
      WWT may not be Able to Compete Successfully......................... 32

      Requirement for a Significant Supply of Solid Waste and
      Timely Payment for that Solid Waste................................. 32

      Loss of Key Executives and Failure to Attract Qualified
      Management could limit Growth and Negatively Impact Operations...... 33

      Results of Operations may be Affected by Changing Resale Prices
      or Market Requirements for Recyclable Materials..................... 33

      Results of Operations will Fluctuate................................ 33

      Failure to Obtain Required Permits.................................. 34

      Our currently planned facility may not be constructed on a timely basis, within budget, or at all..................................... 34

      Exposure to Litigation.............................................. 34

      Other Companies may Claim Infringement of their Intellectual
      Property or Proprietary Rights...................................... 34

      Success Depends on the Ability to Protect Proprietary Technology.... 35

      We face delays in the development of our technology and our technology may not work as well as expected or be economically viable.............................................................. 36

      The License Agreement with Bio-Products, Inc. has Certain
      Requirements to Maintain Exclusivity................................ 36

      Failure to Implement New Technologies............................... 36

      Further Financing Cannot be Guaranteed.............................. 37

  RISKS RELATED TO THE MUNICIPAL SOLID WASTE PROCESSING INDUSTRY.......... 37

      Strong Competition from Larger more Experienced Companies........... 37

      Environmental Regulations and Litigation could Subject WWT to
      Fines, Penalties, Judgments and Limitations on its Ability
      to Expand........................................................... 37

  MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
  RESULTS OF OPERATIONS................................................... 38

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS......................... 39

WORLD WASTE TECHNOLOGIES, INC. FINANCIAL STATEMENTS....................... 42

ADDITIONAL INFORMATION.................................................... 70

Appendix A - Amended and restated Articles of Incorporation............... A-1

Appendix B - Agreement and Plan of Reorganization......................... B-i

Appendix C - Dissenter's Rights........................................... C-1

Appendix D - 2004 Stock Option Plan....................................... D-1

                                     GENERAL

         This Information Statement is being furnished to all of the Common Stock shareholders of the Company, in connection with the approval by the Company's Controlling Stockholder of that certain Reorganization Agreement dated March 25, 2004 with WWT to issue up to 20,825,000 shares of the Company's Common Stock (the "Common Stock") to WWT in exchange for all of the issued and outstanding Common Stock of WWT along with warrants to purchase up to an additional 1,075,000 shares of Common Stock to WWT's warrant holders (assuming that none of the warrants are exercised) (the "Merger Transaction").

         In conjunction with the Merger Transaction, the Company's Articles of Incorporation will be amended to, among other things, effect a 1 -for -60 reverse split of the Company's issued and outstanding Common Stock, and to change the name of the Company to "World Waste Technologies, Inc. " (the "Name Change")." The form of the Company's Amended and Restated Articles of
Incorporation (the "Amended Articles") are attached to this Information Statement as Appendix A. Furthermore, a 2004 Equity Incentive Plan (the "2004 Plan") will be adopted. The filing of the Amended Articles and the adoption of the Equity Plan are required by the Reorganization Agreement. In addition, upon the closing of the Merger Transaction, all of our existing officers and directors will resign, and four new directors and new management shall be elected. The Merger Transaction is expected to close on or about June 30, 2004, and will become effective upon the filing of the Articles of Merger with the Secretary of State of California. The Company anticipates that the filing will occur on or about June 30, 2004 (the "Effective Date").

         The elimination of the need for a special meeting of shareholders to approve the Merger Transaction is authorized by Section 603 of the California Corporation Law (the "California Law") which provides that the written consent of the holders of the outstanding shares of voting stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a special meeting. Pursuant to Sections 905 and 1201 of the California Law, a majority of the outstanding shares of voting stock entitled to vote thereon is required in order to approve the Amended Articles and the Merger Transaction. In order to eliminate the costs and management time involved in holding a special meeting and in order to approve the Merger Transaction, the Amended Articles and the 2004 Plan as soon as possible to accomplish the purpose of the Company as hereafter described, the Board of Directors of the Company determined to utilize the written consent of the holder of a majority in interest of the outstanding Common Stock of the Company.

         The   Company's   principal   stockholder,    who   beneficially   owns
approximately eighty percent (80%) of the outstanding Common Stock of the Company entitled to vote on the Merger Transaction, the Amended Articles and the 2004 Plan, gave its written consent to the approval of the foregoing on March 25, 2004. The written consent became effective on March 25, 2004, the date on which it was filed with the Secretary of the Company. The date on which this Information Statement was first sent to the shareholders is on or about May 25, 2004. The record date established by the Company for the purpose of determining the holders entitled to receive this Information Statement is April 14, 2004 (the "Record Date").

         Pursuant to Section 603 of the California Law, the Company is required to provide ten-days notice prior to the consummation of any action without a meeting to shareholders who have not consented in writing to such action. The Company is providing to its shareholders of record this Information Statement approximately 20 days prior to the consummation of any corporate action. No additional action will be undertaken pursuant to such written consent. California law provides for dissenters' rights in conjunction with the proposed Merger Transaction. See "Dissenters' Rights".

                                SUMMARY OF TERMS

         This summary term sheet does not contain all of the information that is important to you. You should carefully read the entire Information Statement and the Appendices, as well as the information we incorporate by reference.

THE COMPANIES

         Voice Powered Technology International, Inc., a California corporation, 15915 Ventura Boulevard, Suite 301, Encino, California 91436 (the "Company"), was incorporated in California in June 1985 and began active operations in January 1990. The Company was formed to develop, market, and distribute low-cost voice recognition and voice activated products. The Company discontinued its operations in March 2001. Since August 2002, the Company has focused on evaluating opportunities that may enhance stockholder value, including pursuing a merger or acquisition of another business entity with long-term growth potential. The Company's shares currently are listed for quotation on the Over the Counter Bulletin Board under the symbol "VPTI" and the closing "bid" price of its shares of common stock on May 10, 2004 was $0.10 per share.

         World Waste Technologies, Inc., a California corporation, 13520 Evening Creek Drive, Suite 130, San Diego, California 92128 ("WWT"), was formed on February 7, 2003 as Spartan Advisors, L.L.C. Spartan Advisors, L.L.C. was converted to a California "C" corporation on February 25, 2004 and renamed Waste Solutions, Inc. In March 2004, a wholly-owned subsidiary of Waste Solutions,
Inc.  merged  with  and  into  World  Waste  of  America,   Inc.,  a  California
corporation,   and  the  combined  entity  changed  its  name  to  "World  Waste
Technologies, Inc." WWT is a development stage company formed to engage in the business of processing and converting municipal solid waste into separated components of sterilized organic and inorganic materials with limited discharge into the air, water, or soil.

         Pursuant to the terms of the Reorganization Agreement, a wholly owned subsidiary of the Company will merge with and into WWT, with WWT as the surviving corporation. Accordingly, WWT will become a wholly owned subsidiary of the Company. Following the Merger Transaction, the Company will change its name to "World Waste Technologies, Inc." CONSUMMATION OF THE MERGER TRANSACTION WILL RESULT IN A CHANGE IN OUR CONTROL AND THE ASSUMPTION BY THE COMPANY OF WWT'S OPERATIONS AND LIABILITIES.

         The Company and WWT did not have any preexisting relationship prior to entering into the Reorganization Agreement. None of the Company's officers, directors, or affiliates hold shares of WWT nor do any officers, directors, or affiliates of WWT hold shares of the Company.

STRUCTURE OF THE MERGER

         At the effective time of the Merger Transaction (in each case after giving effect to the Reverse Split):

   |X| The Company will merge its acquisition subsidiary with and into WWT and the separate corporate existence of the acquisition subsidiary shall cease;

   |X| The Company will issue up to 20,825,000 shares of its restricted common stock to the shareholders of WWT in exchange for 100% of the issued and outstanding shares of common stock of WWT along with warrants to purchase up to an additional 1,075,000 shares of its restricted common stock to the warrant holders of WWT (assuming that none of the warrants are exercised); and

   |X| A total of 349,500 shares of the Company's outstanding common stock will be tendered by the Controlling Stockholder for cancellation.

         As a result of the Merger Transaction, the Company shall be the parent corporation of WWT, which shall continue as the surviving corporation, and the stockholders of WWT will become stockholders of the Company. The current stockholders of the Company will own 1,200,000 shares, or approximately 5% of the issued and outstanding shares of the Company's common stock, based on up to 22,025,000 shares outstanding after the Merger Transaction.

         We are relying on Rule 506 of Regulation D of the Securities Act of 1933, as amended (the "Act") in regard to the shares we anticipate issuing pursuant to the Merger Transaction. We believe this offering qualifies as a "business combination" as defined by Rule 501(d). Reliance on Rule 506 requires that there are no more than 35 non-accredited purchasers of securities from the issuer in an offering under Rule 506. At the Closing, WWT has represented to us that no more than 35 WWT shareholders will be non-accredited. All other WWT shareholders will be "accredited investors" as defined in Rule 501(a) of Regulation D.

THE COMPANY'S REASONS FOR THE MERGER

         The  Company's  board  of  directors   considered  various  factors  in
approving the Merger Transaction and the Reorganization Agreement, including

   |X|   its current lack of operations;

   |X|   prospects for the future;

   |X|   WWT's potential for growth and expansion; and

   |X| anticipated increase in stockholder value as a result of the Merger Transaction.

         In agreeing to the Merger Transaction, the Company's board hoped that the relinquishment of control to WWT's management and adoption of WWT's assets and operations would eventually add value to the Company. The Company's board of directors reached this conclusion after analyzing WWT's operations, prospects and managerial resources, which are described in more detail below, and believes that acquiring WWT's growth potential by means of a merger is the best opportunity to increase value to the Company's stockholders. The Company's board of directors did not request a fairness opinion in connection with the Merger.

WWT'S REASONS FOR THE MERGER

         WWT's board of directors considered various factors in approving the Merger Transaction and the Reorganization Agreement, including:

   |X|   the  increased   market  liquidity  expected  to result from exchanging
         stock in a private company for publicly traded securities of the Company;

   |X| the ability to use registered securities to make acquisition of assets or businesses;

   |X|   increased visibility in the financial community;

   |X|   enhanced access to the capital markets;

   |X|   improved transparency of operations; and

   |X| perceived credibility and enhanced corporate image of being a publicly traded company.

         WWT's board of directors did not request a fairness opinion in connection with the Merger Transaction.

RISK FACTORS

         In addition to the risks related to the business of WWT and described elsewhere in this Information Statement, the Merger Transaction entails several risks, including the following:

   |X| Upon completion of the Merger Transaction, we will assume WWT's plan of operation, which will require substantial additional funds to fully implement. As of March 31, 2004 WWT had cash of $470,226. In order to comply with a condition to the Merger that WWT have a net worth of at least $2,700,000 prior to the Closing (including at least $1,000,000 in cash), and to enable WWT to commence the execution of its business strategy, WWT is currently in the process of seeking to raise up to $4,500,000 in a private placement of its securities. To date, no such securities have been sold, and there can be no assurance that the Company will not waive this closing condition. Even if all or a portion of these funds are raised, we will still be required to raise additional capital following the Merger of between $3,000,000 and $6,000,000 through debt or private equity financings in order to implement our business plan. If WWT is unable to raise this additional necessary financing and the Merger is nonetheless consummated, WWT will need to significantly curtail its operations, or cease operations completely.

   |X| Our current stockholders will be diluted by the shares issued as part of the Merger Transaction and may be diluted by future issuances of shares, if necessary, to satisfy our working capital needs. Even though 349,500 shares (post split) held by our Controlling Stockholder will be canceled, we are issuing up to 20,825,000 shares (post split) of our common stock to the WWT stockholders along with warrants to purchase up to an additional 1,075,000 shares of our common stock to the warrant holders of WWT as part of the Merger Transaction. If all 1,075,000 warrants to purchase the our common stock are exercised, we would issue up to a total of 21,900,000 shares of common stock as part of the Merger Transaction. The foregoing issuances, along with anticipated issuances to raise additional working capital, will reduce the percentage ownership of our stockholders.

   |X| The market price of our common stock may decline as a result of the Merger Transaction if the integration of the Company and WWT's businesses is unsuccessful.

   |X| The existing stockholders of WWT will own up to approximately 95% of our common stock following completion of the Merger Transaction, which will limit the ability of other stockholders to influence corporate matters.

DIRECTORS AND EXECUTIVE MANAGEMENT OF THE COMPANY FOLLOWING THE MERGER
TRANSACTION

         Following completion of the Merger Transaction, all of the existing members of our board of directors will resign and new appointees will comprise our board of directors, which will be designated by WWT. Our new management and directors are anticipated to include:

      NAME           AGE           POSITION TO BE HELD WITH THE COMPANY
Thomas L. Collins    63    Chief Executive Officer and Director (Acting Chief
                           Financial Officer)
Steve Racoosin       50    President and Director
Fred Lundberg        67    Senior Vice President, Director and Secretary
John Pimentel        38    Director

         Thomas L. Collins - Chief Executive Officer and Director. Mr. Collins has been the Chief Executive Officer and a Director of WWT since February 2004. He worked with Waste Management, Inc. from 1972 to 1995, including serving as the Vice-President and Controller for the Western Region. After retiring from Waste Management Inc. in 1995, Mr. Collins was an independent consultant for the waste industry until joining WWT in January 2003 as Executive Vice President. Mr. Collins has a BA in Business Administration and Accounting from Quincy University and is a CPA.

         Steve Racoosin - President and Director. Mr. Racoosin has served as President and a Director of WWT since 2002.With more than 20 years experience in the waste business, Mr. Racoosin has knowledge of landfill design, construction and operation, and methane recovery systems. Since 1989, he has been developing steam classification vessels for processing waste along with Dr. Eley and the University of Alabama in Huntsville ("UAH"). From 1998 to 2001 Mr. Racoosin was a founder of Total Recovery Systems International, Inc. which sought tocommercialize the UAH waste processing technology. Later in 2001 Mr. Racoosin continued working on commercializing the UAH technology and in 2002 he founded World Waste of America, which later became World Waste Technologies.

         Fred Lundberg - Senior Vice President, Secretary and Director. In 2004 Mr. Lundberg joined WWT as Senior Vice President where he is responsible for the engineering design and construction of WWT's facilities, and for the market development and sales of the wetlap fiber production from WWTI facilities. From 2001-2004 Mr. Lundberg was President of Veritas Consulting, LLC, where he provided strategic and tactical consulting services to domestic pulp and paper clients; and he was also Manager of the Pulp and Paper Industry Practice for Baker & O'Brien, Inc., where he provided chemical engineering consulting services and expert witness services to pulp and paper clients under a semi-exclusive consulting contract between Veritas and Baker & O'Brien. From 1998 to 2000 Mr. Lundberg was Acting President/Vice President for Jacobs-Sirrine Consultants, Subsidiary of Jacobs Engineering, Inc. where he managed the Facilities & Economics Group that provided competitive analysis services to pulp and paper clients, and managed and led strategic consulting and due diligence projects for domestic and international pulp and paper clients. Prior to these consulting positions, Mr. Lundberg was for 26 years with Weyerhaeuser where he oversaw the construction and operation of numerous pulp and paper facilities.

         John Pimentel-Director. Mr. Pimentel has served as a director of WWT since February 2004. From 1993-1996 Mr. Pimentel served as Deputy Secretary for Transportation for the State of California where he oversaw a $4.5 billion budget and 28,000 employees including the Department of Transportation, the California Highway Patrol, and parts of the Department of Motor Vehicles. From 1998 to 2002, he worked with Bain & Company in the firm's Private Equity Group, and the general consulting practice. Since 2003, Mr. Pimentel has been a Director with Cagan McAfee Capital Partners (the Placement Agent) where he is responsible for business development, investment structuring, and portfolio company management. Mr. Pimentel has an MBA from Harvard Business School, and a BA from UC Berkeley.

         The following advisors to WWT are expected to continue as advisors to the Company following the Merger Transaction:

         Dr. Michael Eley. Dr. Eley is President of Bio-Products, Inc. and a professor and research scientist at the University of Alabama in Huntsville and was the original inventor of WWT's technology. He is a nationally recognized developer and inventor of processes for the treatment of municipal solid waste. Dr. Eley holds a Ph.D. and an MS in Biochemistry and a BA in Biology. In addition to his teaching and research, Dr. Eley has authored more than 100 published articles and papers in the field of municipal waste recovery.

         Don Malley. Mr. Malley is the Chief Operating Officer of Bio-Products, Inc. and offers hands-on knowledge and experience in the technical specifics of pressurized steam classification vessels. He successfully operated the first-generation commercial facility based on the patented technology. Mr. Malley has project management experience as a construction supervisor for nine textile facilities throughout Mississippi, and also has experience with HVAC, Electrical Design, and Hydraulics system construction and operations.

SECURITY OWNERSHIP OF MANAGEMENT AND AFFILIATES AFTER THE MERGER TRANSACTION

         The following table sets forth certain information with respect to the anticipated levels of beneficial ownership of our Common Stock after giving effect to the Merger Transaction by each stockholder expected by us to be the beneficial owner of more than 5% of our Common Stock and by each of our anticipated directors and executive officers. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Shares of common stock subject to any warrants or options that are presently exercisable or exercisable within 60 days of the date of this Information Statement, are deemed outstanding for the purpose of computing the percentage ownership of the person holding the warrants or options, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The numbers reflected in the percentage ownership columns are based on the assumption that 23,100,000 shares of our common stock will be outstanding after the Merger (which (i) gives effect to the cancellation of 349,500 (post-split) shares from the Controlling Stockholder as described in this Information Statement, (ii) assumes that WWT will issue 3,000,000 shares in its private offering (including 300,000 warrants issued to the placement agent in connection with the offering), (iii) assumes that 1,200,000 shares are issued to existing note holders of WWT upon the conversion of their notes), and (iv) assumes that all 1,075,000 warrants are exercised. Unless otherwise indicated below, the persons named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. An asterisk denotes beneficial ownership of less than 1%.

                                          AMOUNT OF
    NAME OF BENEFICIAL OWNER             BENEFICIALLY       PERCENTAGE
                                         OWNED SHARES        OF CLASS
----------------------------------  ---------------------  -------------

Thomas L. Collins(1)                       1,150,000            5.0%
Steve Racoosin(2)                          4,100,000           17.7%
John Pimentel                              1,400,000            6.1%
Cagan McAfee Capital Partners, LLC         4,200,000           18.2%
Darren Pedersen                            1,340,000            5.8%

Fred Lundberg(3)                             710,000            3.1%

Directors and Executive Officers           7,360,000           31.6%
      as a Group (4 persons)

--------------------

   (1) Includes 100,000 shares issuable upon exercise of warrants at $1.50 per share that are exercisable within 60 days of the date hereof. The warrant provides for exercise prior to vesting, and any unvested shares that are exercised will be subject to a lapsing repurchase right in WWT's favor. None of the shares are vested.

   (2) Includes 100,000 shares issuable upon exercise of warrants at $1.50 per share that are exercisable within 60 days of the date hereof. The warrant provides for exercise prior to vesting, and any unvested shares that are exercised will be subject to a lapsing repurchase right in WWT's favor. None of the shares are vested.

   (3) Includes 50,000 shares issuable upon exercise of warrants at $1.50 per share that are exercisable within 60 days of the date hereof. The warrant provides for exercise prior to vesting, and any unvested shares that are exercised will be subject to a lapsing repurchase right in WWT's favor. None of the shares are vested.




                             CONTROLLING STOCKHOLDER

         On March 25, 2004, the following Controlling Stockholder, which owns approximately 80% of our Common Stock, consented in writing to approve the Merger Transaction, the Amended Articles, and the 2004 Plan.

          Name                   Shares                 Percent
-----------------------    ------------------    ------------------
Belle Group, Ltd.              74,258,788                 80%

         Under California law, we are required to give all stockholders written notice of any actions that are taken by written consent without a stockholders meeting. Under Section 14(c) of the Securities Exchange Act of 1934 (the "Exchange Act"), the actions taken by written consent without a shareholders meeting cannot become effective until 20 days after the mailing date of this Information Statement. We are not seeking written consent from any of our stockholders and our other stockholders will not be given an opportunity to vote with respect to the actions taken. All necessary corporate approvals have been obtained, and this Information Statement is furnished solely for the purpose of advising stockholders of the actions taken by written consent, as required by California law, and giving stockholders advance notice of the actions taken, as required by the Exchange Act.

         Stockholders who were not afforded an opportunity to consent or otherwise vote with respect to the actions taken have under California law dissenters' rights in conjunction with the proposed Merger Transaction. See "Dissenters' Rights".

                                PRIVATE OFFERING

         General
         -------
         In May 2004, WWT commenced a private offering of up to 3,000,000 shares of common stock (together with warrants issuable to the placement agent to acquire up to an additional 300,000 shares of common stock in connection with the offering), at a price of $1.50 per share. The minimum number of shares an investor will be permitted to purchase is 33,333 (for $50,000). The shares will be sold only to "accredited investors" as defined in Regulation D under the Securities Act of 1933.

         The shares are being offered by Cagan McAfee Capital Partners, L.L.C., on WWT's behalf (the "Placement Agent"). WWT has agreed to pay a placement commission of 8% of the price of all shares sold by the Placement Agent. In addition, WWT has agreed to pay the Placement Agent a non-accountable expense allowance (equal to 2% of the purchase price of the shares) and to issue the

Placement Agent, or its affiliates, warrants to purchase WWT's shares, at an exercise price of $1.50 per share, in an amount equal to 10% of the shares sold in the offering. Cagan McAfee Capital Partners, L.L.C. and one of its directors, John Pimentel, who is also a director of WWT, will own collectively after the merger 24.3% of the total issued and outstanding common stock of the Company.

         As of May 1, 2004, WWT had not received or accepted any subscriptions in connection with this private offering.

         The agreement and plan of reorganization with WWT conditions the closing of the merger upon, among other things, WWT having a net worth of at least $2.7 million, including at least $1.0 million in cash. In order to satisfy these requirements, WWT must sell at least 2,000,000 shares in its private placement. There can be no assurance that WWT will be able to sell such shares.

         Unless we note otherwise, the information in this Information Statement regarding the number of our shares to be issued in the Merger and related matters assumes that WWT sells in its private offering the maximum of 3,000,000 shares being offered.

         Use of Proceeds
         ---------------
         WWT anticipates that the net proceeds from its private offering will range from approximately $2,700,000, to approximately $4,050,000, in each case, after deducting anticipated offering expenses. The actual net proceeds will depend upon the number of shares sold by WWT and the actual offering expenses it incurs.

         The net proceeds from WWT's sale of shares will be used to fund working capital expenses and to fund a portion of the construction of WWT's first facility in Anaheim, California.

         The allocation of the net proceeds from the offering set forth above represents WWT's best estimate based upon its currently proposed plans and assumptions relating to its operations and certain assumptions regarding general economic conditions. The actual use of the net proceeds may differ. If any of these factors change, we may find it necessary or advisable to reallocate some of the net proceeds or to use a portion of the net proceeds for other purposes. We may also use a portion of the net proceeds for the acquisition of businesses, technologies or products which we believe are complimentary to those of WWT. There are no contracts or agreements to do so, however.

         Registration Rights
         -------------------
         In its private offering, WWT will agree to cause the Company to file a registration statement after the Merger is completed to register the sales of the shares of common stock sold in the private offering. The Company will be obligated to file a registration statement within 90 days of the Merger's close.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth Common Stock ownership information as of April 14, 2004, with respect to (i) each person known to the Company to be the beneficial owner of more than five percent (5%) of the Company's Common Stock;
(ii) each director of the Company; and (iii) all directors, executive officers and designated shareholders of the Company as a group. This information as to beneficial ownership was furnished to the Company by or on behalf of the persons named. Prior to the Merger Transaction, there were 92,970,027 shares of Common Stock outstanding. The information in the table below does not reflect the proposed Merger Transaction, or the proposed 1 -for -60 reverse stock split.

     Name and Address of                   Amount            Percent of
       Beneficial Owner              Beneficially Owned         Class
---------------------------------- ----------------------   -------------
Belle Group, Ltd.                        74,258,788               80%
      23679 Calabasas Road #412
      Calabasas, California 91302
Harold S. Fleischman (1)                  1,000,000                1%
Robert Larcara (1)                          400,000                 *
Gary Saderup (1)                            130,000                 *
All officers and directors                1,530,000               1.3%
      as a Group (3 persons)
--------------------
*     Less than 1%
(1)   Addresses: 15915 Ventura Blvd., Ste. 301, Encino, CA 91436

         Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Shares of common stock subject to any warrants or options that are presently exercisable or exercisable within 60 days of April 14, 2004 are deemed outstanding for the purpose of computing the percentage ownership of the person holding the warrants or options, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The numbers reflected in the percentage ownership columns are based on 92,970,027 shares of our common stock outstanding as of April 14, 2004. Unless otherwise indicated below, the persons named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.



                      AGREEMENT AND PLAN OF REORGANIZATION


         On March 25, 2004 the Company entered into an Agreement and Plan of Reorganization (the "Reorganization Agreement") with World Waste Technologies, Inc., a California corporation ("WWT"). The Reorganization Agreement provides for the acquisition of all of the outstanding capital stock of WWT in exchange for up to 20,825,000 shares of the Company's Common Stock along with warrants to purchase up to an additional 1,075,000 shares of the Company's Common Stock (assuming that none of the warrants are exercised), after the 1-for -60 Reverse Split (the "Merger Transaction"). The closing of the Reorganization Agreement is subject to certain covenants, conditions and representations and various due diligence requirements, including WWT having a net worth of at least $2.7 million consisting, in part, of cash of not less than $1 million.

         Prior to the closing of the Merger Transaction, the Company is required to effect the 1-for -60 Reverse Split. In addition, upon the closing of the Merger Transaction, the Company has agreed to change its name to "World Waste Technologies, Inc." and to elect four new directors, selected by WWT, to the Company's Board of Directors.

         Upon the close of the Merger Transaction, shareholders of WWT will own approximately 95% of the issued and outstanding Common Stock of the Company and current shareholders of the Company will own approximately 5%. The primary purpose of the Merger Transaction is to allow the Company to acquire and carry on the business of WWT. It is anticipated that becoming a publicly reporting company will further enhance WWT's business visibility and ability to attract and utilize additional sources of capital.

MATERIAL TERMS OF THE MERGER

         Upon the terms and subject to the conditions set forth in the Reorganization Agreement and in accordance with California Law, V-CO, Inc., a wholly owned subsidiary of the Company will be merged with and into WWT (the "Merger"), with WWT as the surviving corporation of the Merger. As a result of the Merger, the outstanding shares of capital stock of each of V-CO and WWT will be converted or canceled in the manner provided by the Reorganization Agreement, the separate corporate existence of V-CO shall cease, and WWT shall continue unimpaired as the surviving corporation in the Merger as a wholly owned subsidiary of the Company.

         Prior to the Merger, Belle Group, Ltd., the Controlling Stockholder, owned approximately 80% of the shares of the Company's Common Stock. In connection with the Merger, Belle Group, Ltd. will surrender to the Company for cancellation 349,500 shares of the Company's Common Stock (post split) that it currently holds. The Company will then issue to the current shareholders of WWT (the " WWT Shareholders") and the holders of warrants to purchase additional shares of WWT Common Stock, that number of shares of Common Stock of the Company and warrants to purchase additional shares of Company Common Stock as shall represent (assuming full exercise of such warrants) approximately 95% of the issued and outstanding shares of Common Stock of the Company on a fully-diluted basis, after giving effect to the Merger (the "Merger Shares").

         Assuming the conversion of certain promissory notes pursuant to the terms of the Reorganization Agreement as described below into approximately 1,200,000 shares, there are currently 17,825,000 shares of WWT Common Stock issued and outstanding and warrants to purchase up to an additional 775,000 shares of the Company's Common Stock issued and outstanding (assuming that none of the warrants are exercised). WWT also plans to issue up to an additional 3,000,000 shares through a private placement to certain accredited investors (plus up to 300,000 warrants issued to the placement agent in connection with the offering) prior to the Closing. After cancellation of the 349,500 shares owned by the Belle Group, Ltd. and the 1 for 60 Reverse Split, the Company will have 1,200,000 shares of Common Stock issued and outstanding. Upon the Closing, assuming the full conversion of all outstanding debt and the placement of the maximum number of shares in the private offering, the Company will issue up to

20,825,000 shares of Common Stock to the existing holders of WWT equity securities (plus up to 1,075,000 warrants to the holders of WWT warrants to acquire common stock of WWT, (assuming that none of these warrants are exercised).

         Belle Group, Ltd., the Controlling Stockholder of the Company and the owner of 74,258,788 of the 92,970,027 outstanding shares of Common Stock (representing approximately 80% of such outstanding shares), has, in connection with the transactions contemplated by the Reorganization Agreement, executed a written consent to approve and adopt a resolution authorizing amendments and restatement to the Company's Articles of Incorporation, to among other things,
(1) change its name to World Waste Technologies, Inc., (2) effect a 1 for 60 reverse stock split, and (3) authorize 10,000,000 shares of Preferred Stock. Belle Group, Ltd. has also consented to the 2004 Plan. Pursuant to California law, the Company is hereby notifying its stockholders of the approval of the amendments to its Articles of Incorporation and the adoption of the 2004 Plan to be effectuated upon Closing and, pursuant to the Exchange Act, filing this Information Statement on Schedule 14C which will be mailed to all stockholders of record as of the record date established therefore.

         The terms of the Reorganization Agreement are more fully described below.

TERMS OF THE REORGANIZATION AGREEMENT

         The following discussion summarizes the material terms of the Reorganization Agreement, a copy of which is attached to this Information
Statement as Appendix B and incorporated herein by reference and made an integral part hereof. Stockholders of the Company are urged to read the Reorganization Agreement carefully as it is the legal document that governs the Merger.

         The Merger. Subject to the terms and conditions of the Reorganization Agreement, all of the WWT stockholders and all holders of WWT warrants will convey all of their shares of common stock of WWT and all warrants to purchase WWT common stock to the Company, in consideration for the right to receive shares of the Company and warrants to purchase Company Common Stock.

         Following the Merger, the Company will change its corporate name to "World Waste Technologies, Inc."

         Closing.  The  Closing  will take place at a mutually  agreed upon time
after  the   satisfaction   or  waiver  of  the  conditions  set  forth  in  the
Reorganization Agreement.

         Articles of Incorporation and Bylaws of the Company Following the Merger. The Articles of Incorporation and Bylaws of the Company, as in effect at the Effective Time and except as amended as described in this Information Statement, will be the Articles of Incorporation and Bylaws, respectively, of the Company following the Merger.

         Directors and Officers of the Company Following the Merger. The Agreement provides that the directors and officers of the Company shall be replaced by the WWT designees at Closing.

         Representations and Warranties. The Agreement contains various representations and warranties of the Company and WWT. The Company represents and warrants to WWT as to, among other things: (i) capital structure; (ii) financial statements; (iii) absence of certain adverse changes; (iv) absence of litigation; (v) recent business operations; (vi) issuance of securities prior to Closing, and (v) no liabilities or claims not previously disclosed. WWT represents and warrants to the Company as to, among other things: (i) financial statements; (ii) absence of certain adverse changes; (iii) absence of litigation; (iv) material contracts, and (v) no liabilities or claims not previously disclosed. No representations or warranties in the Reorganization Agreement shall survive the Closing.

         Certain Covenants of the Parties. Pursuant to the Agreement, the Company has agreed, among other things, that (i) at the time of the Closing its outstanding capitalization shall consist of 1,200,000 shares of common stock and no issued or outstanding preferred stock; and (ii) it shall have fulfilled its filing obligations with the Commission in a timely manner. WWT, prior to the Closing, shall have a net worth of not less than $2,700,000 including not less than $1,000,000 in cash, as certified by the President and Secretary of WWT.

         All the parties to the Reorganization Agreement have agreed that, upon the occurrence of certain events related to (i) the cessation of business of WWT or (ii) the commencement of proceedings instituted against it with the purpose of obtaining an adjudication of bankruptcy, seeking liquidation or securing other such relief (each as more fully set forth in the Reorganization Agreement), then, and in each case upon certain terms and subject to certain conditions, the Merger and the other transactions and developments contemplated by the Reorganization Agreement shall, to the extent feasible, be unwound.

         In addition, subject to the terms and conditions of the Reorganization Agreement, each of the parties has agreed (i) to keep confidential all information furnished in connection with the Merger, (ii) to promptly inform the other parties of the occurrence of certain events, (iii) to use reasonable best efforts to effectuate the Merger, and (iv) to consult each other before issuing any press release with respect to the Merger.

         Conditions to the Merger. The obligations of the Company and WWT to effect the Merger are subject to the satisfaction or waiver on or prior to the Closing Date of a number of conditions, including but not limited to the following:

         (a) Each of the representations and warranties of the Company and WWT, as applicable, set forth in the Reorganization Agreement shall have been true and correct in all material respects as of the date of the Reorganization Agreement and as of the Closing Date, except where the failure to be so true and correct would not have a material adverse effect on the party making such representation or warranty; and

         (b) The Company and WWT, as applicable, shall have performed in all material respects all obligations required to be performed by it under the Reorganization Agreement at or prior to the Closing Date.

         Termination. In the event the Closing of this Agreement shall not take place due to breach of or failure to meet any condition, then the non-breaching party shall have the right to terminate this Agreement, in which event such party shall have no further right or obligation as against the other party.

CHANGE IN CONTROL

         A change of control of the Company will occur as the result of the Merger Transaction and the issuance of up to 20,825,000 shares of Common Stock of the Company along with warrants to purchase up to an additional 1,075,000 shares of Common Stock of the Company, after the Reverse Split, representing approximately 95% of the voting shares of the Company, in exchange for all of the issued and outstanding member interests of WWT.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         Since  no  action  is  being  taken in  connection  with the  currently outstanding shares of the Company's Common Stock (other than with respect to shares held by the Controlling Stockholder) no gain or loss is anticipated to be recognized by the Company's stockholders (other than the Controlling Stockholder) in connection with the Merger.

         It is expected that the issuance of the Merger Shares to the WWT Shareholders will be tax-free to such WWT Shareholders.

ACCOUNTING TREATMENT OF THE MERGER

         The transaction is expected to be accounted for as a reverse acquisition in which WWT is the accounting acquirer and the Company is the legal acquirer. The management of WWT is expected to continue as the management of the Company following the Merger. Since the Merger is expected to be accounted for as a reverse acquisition and not a business combination, no goodwill is expected to be recorded in connection therewith and the costs incurred by WWT in connection with the Merger are expected to be accounted for as a reduction of additional paid-in capital.

APPRAISAL RIGHTS

         Under California law, the state in which the Company is incorporated, the Company is required to provide its stockholders with a right of appraisal in connection with the Merger Transaction, and stockholders are accordingly provided with such right. See "Dissenters' Rights".

INTERESTS OF CERTAIN PERSONS IN THE MERGER

         No director, executive officer, associate of any director or executive officer, or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the Merger, which is not shared by all other stockholders of the Company pro rata, and in accordance with their respective interests, except that a representative of the Placement Agent will serve as a director of the Company following the Merger. In addition, the Placement Agent owns a significant number of shares of WWT.

FEDERAL SECURITIES LAW CONSEQUENCES

         The Merger Shares to be issued to the owners of WWT in consideration for the cancellation and conversion of their shares of Common Stock of WWT pursuant to the Merger will not be registered under the Securities Act. It is intended that such shares will be issued pursuant to the private placement exemption under Section 4(2) and Regulation D of the Securities Act.

         The Merger Shares are deemed "restricted stock" and will bear a legend indicating that the resale of such shares may be made only pursuant to registration under the Securities Act or pursuant to an available exemption from such registration.

DISSENTERS' RIGHTS

         The following is a brief summary of the rights of holders of the Company's Common Stock to dissent from the Merger Transaction and receive fair value, as defined by the California General Corporation Law ("CGCL"), for their Common Stock held immediately before the announcement of the Merger Transaction. This summary is not exhaustive, and you should read the applicable sections of Chapter 13 of the CGCL, relevant sections of which are attached to this Information Statement as Appendix C.

         If you are contemplating the possibility of dissenting from the Merger Transaction, you should carefully review the text of Appendix C, particularly the procedural steps required to perfect dissenters' rights, which are complex. You should also consult your legal counsel. If you do not fully and precisely satisfy the procedural requirements of the CGCL, you will lose your dissenters' rights with respect to the Merger Transaction. We will not notify you of the various deadlines imposed for you to perfect dissenters' rights.


REQUIREMENTS FOR EXERCISING DISSENTERS' RIGHTS


         To exercise dissenters' rights, you must file written notice with us before June 25, 2004, of your intent to demand payment for your Common Stock if the Merger Transaction is consummated and becomes effective.

         If you do not satisfy each of this requirement, you cannot exercise dissenters' rights and will be bound by the terms of the Merger Transaction.

         You must file the written notice of the intent to exercise dissenters' rights with us, in accordance with Chapter 13 of the CGCL, at: Voice Powered Technology International, Inc. 15915 Ventura Blvd., Suite 301, Encino, CA 91436. Satisfying these requirements is the start of the process and you must then comply with the additional steps set forth in Chapter 13 of the CGCL after the effective date of the Merger Transaction.

         For purposes of the CGCL, "fair value" with respect to a dissenter's shares means the value of such dissenter's stock immediately before the effective date of the Merger Transaction, excluding any appreciation or depreciation in anticipation of the Merger Transaction, unless that exclusion would be inequitable. Under Section 1312 of the CGCL, a Company shareholder has no right, at law or in equity, to set aside the approval and adoption of the Merger Transaction or the consummation of the Merger Transaction unless the action fails to comply with the procedural requirements of the CGCL, the Company's Articles of Incorporation or Bylaws, or is fraudulent with respect to that shareholder.


                 THE AMENDMENTS TO OUR ARTICLES OF INCORPORATION


         On March 25, 2004, the Board of Directors voted unanimously to authorize and recommend that in connection with the Merger Transaction the Company's shareholders approve an amendment and restatement to our Articles of Incorporation. This amendment and restatement was approved by the written consent of the Controlling Stockholder. The complete text of the Amended Articles is attached to this Information Statement as Appendix B.


         REVERSE STOCK SPLIT AND CHANGE IN AUTHORIZED SHARES

         Upon the filing of the Amended Articles, each share of the Company's issued and outstanding shares of common stock will be reverse split on a 1-for-60 basis. In addition, after taking into account the Reverse Split, the total number of shares that the Company will be authorized to issue will be changed from 119,500,000 to 110,000,000, comprised of 100,000,000 shares of
Common Stock and 10,000,000 shares of Preferred Stock. The Amended Articles will also eliminate the various classes of Preferred Stock currently in our Articles in order to allow the Board of Directors the flexibility to set new classes, series, and other terms and conditions.

         Shares of Preferred Stock may be issued in the future by the Board of Directors, without further stockholder approval, for such purposes as the Board deems in the best interest of the Company, including future stock splits and split-ups, stock dividends, equity financings and issuances for acquisitions and business combinations. In addition, such authorized but unissued Common and Preferred shares could be utilized by the Board of Directors for defensive purposes against a hostile takeover attempt, including (by way of example) the private placement of shares or the granting of options to purchase shares to persons or entities sympathetic to, or contractually bound to support, management (the Company has no such present arrangement or understanding with any person) or the reservation of shares for issuance upon exercise of stock purchase rights designed to deter hostile takeovers (the so-called "poison pill"). The flexibility granted to the Board in specifying the rights and preferences of various series of Preferred Stock could similarly be used in designing classes of Preferred Stock which could act as an effective deterrent or defensive tool in a takeover situation including the creation of voting and other impediments which might frustrate persons attempting to gain control of the Company. Such uses of authorized and unissued stock might make any takeover attempt more difficult and could deprive stockholders of the ability to realize above present market premiums, which often accompany such takeover attempts. There are currently no shares of Preferred Stock outstanding and the Company does not have any present intention of issuing any such shares.

EFFECT OF THE REVERSE SPLIT

         Any new shares issued in connection with the Reverse Split will be fully paid and non-assessable. The number of shareholders will remain unchanged as a result of the Reverse Split. The Reverse Split will decrease the number of outstanding common shares but will not affect any shareholder's proportionate interest in our Company, except for minor differences resulting from the rounding up of fractional shares. The par value of our Common Stock will remain unchanged. While the aggregate par value of our outstanding Common Stock will be decreased, our additional paid-in capital will be increased by a corresponding amount. Therefore, the Reverse Split will not affect our total shareholders' equity. All share and per share information will be retroactively adjusted to reflect the Reverse Split for all periods presented in our future financial reports and regulatory filings.

         While it is expected that the Reverse Split will result in a proportionate increase in the market price of our Common Stock, there can be no assurance that our Common Stock will trade at a multiple of sixty times our current price, or that any such increase will be sustained. If the market price of our stock declines after the implementation of the Reverse Split, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would be the case in the absence of the Reverse Split.

         The possibility exists that the reduced number of outstanding shares will adversely affect the market for our Common Stock by reducing the relative level of liquidity. In addition, the Reverse Split will increase the number of the shareholders who own odd lots, or less than 100 shares. Consequently, there can be no assurance that the Reverse Split will achieve the results outlined above.

         After the Reverse Split, the Company will have issued and outstanding approximately 1,200,000 shares of its Common Stock, and we will have the corporate authority to issue approximately 98,800,000 shares of authorized but unissued Common Stock and 10,000,000 unissued shares of Preferred Stock. In addition, upon the close of the Merger Transaction up to 20,825,000 shares will be issued to shareholders of WWT along with warrants to purchase up to an additional 1,075,000 shares to the warrant holders of WWT (assuming that none of the warrants are exercised). The remaining authorized and unissued shares may be issued without shareholder approval at any time, in the sole discretion of our Board of Directors. The authorized and unissued shares may be issued for cash, to acquire property or for any other purpose that is deemed in the best interests of our Company. Any decision to issue additional shares will reduce the percentage of our shareholders' equity held by our current shareholders and could dilute our net tangible book value.

         We will not become a private Company as a result of the Reverse Split, we expect that our Common Stock will continue to be quoted on the OTC: Bulletin Board and we plan to continue to file reports under the Exchange Act.

POTENTIAL ELIMINATION OF CUMULATIVE VOTING

         The Amended Articles provide for the elimination of cumulative voting in the election of directors upon the Company becoming a "listed corporation" under California law. Cumulative voting entitles each shareholder to cast a number of votes that is equal to the number of voting shares held by such shareholder multiplied by the total number of directors to be elected, and to cast all such votes for one nominee or distribute the votes among up to as many candidates as there are positions to be filled. Without cumulative voting, a shareholder or group of shareholders must hold a majority of the voting shares to cause the election of one or more nominees. Cumulative voting enables a minority shareholder or group of shareholders holding a relatively small number of shares to elect a representative to the Board.

         California law requires cumulative voting in the election of directors, except that certain qualifying corporations may eliminate cumulative voting by adopting an amendment to their articles of incorporation, which amendment must be approved by the shareholders. The Amended Articles provide that if and when the Company becomes such a qualified corporation (generally a company with shares listed on a qualified stock exchange or quoted on the NASDAQ National
Market System), cumulative voting will be eliminated. The elimination of cumulative voting would make it more difficult for a minority shareholder to obtain representation on the Board and could have certain anti-takeover effects (although the possible elimination of cumulative voting is not intended as a takeover-resistive device).

         The Board believes that each director should represent the interests of all shareholders, and that the presence on the Board of one or more directors representing the interests of a minority shareholder could be disruptive to management. The possible elimination of cumulative voting would help ensure that each director acts in the best interests of all shareholders, because shareholders holding a majority of the voting shares would have the power to elect each of the directors.

         The Company is currently not a "listed company" and there can be no assurance that it will ever become such a company. Unless and until the company becomes a "listed company" (of which there can be no assurance), cumulative voting with respect to the election of directors will remain in effect.


CHANGE OF NAME

         Upon the filing of the Amended Articles with the California Secretary of State (which will occur upon the closing of the Merger Transaction), the Company's name will be changed to "World Waste Technologies, Inc." The new name will reflect the Company's change in business. On March 25, 2004 the Board of Directors voted unanimously to authorize and recommend that the Company's shareholders approve a proposal to effect the name change. The name change was approved by the written consent of the Controlling Stockholder .

                         THE 2004 EQUITY INCENTIVE PLAN

         The Board of Directors adopted our 2004 Equity Incentive Plan ("2004 Plan") on March 25, 2004. The 2004 Plan was approved by the written consent of the Controlling Stockholder on March 25, 2004. Under the terms of the 2004 Plan, we are authorized to grant incentive awards for up to 2,000,000 shares of common stock (as adjusted for the Reverse Split). No incentive awards have been granted under the 2004 Plan at the date of this Information Statement. The following is a summary of the 2004 Plan and you should carefully read the entire 2004 Plan attached to this Information Statement as AppendixD.

PLAN DESCRIPTION.

         The purpose of the 2004 Plan is to provide an incentive to attract and retain qualified and competent persons as employees, directors and consultants, upon whose efforts and judgment our success is largely dependent, through the encouragement of stock ownership. The 2004 Plan provides for the grant of options intended to qualify as incentive stock options or ISOs under Section 422 of the Internal Revenue Code and options that are not intended to so qualify, which we refer to as Nonstatutory Stock Options. The 2004 Plan also provides for the grant of our restricted stock within the meaning of Rule 144 of the Securities Act.

AUTHORIZED SHARES.

         The total number of shares of common stock reserved for issuance under the 2004 Plan is 2,000,000 (subject to adjustment in the event of a stock split, stock dividend, recapitalization or similar capital change). If any option granted pursuant to the 2004 Plan terminates, expires, or is canceled or surrendered, in whole or in part, shares subject to the unexercised portion may again be issued pursuant to the exercise of options granted under the 2004 Plan. The shares acquired upon exercise of options granted under the 2004 Plan, will be authorized and unissued shares of common stock. To date, no options have been issued under the 2004 Plan.

ADMINISTRATION.

         The 2004 Plan will be administered by the Compensation Committee of the Board of Directors, which selects the eligible persons to whom options will be granted. The Compensation Committee also determines the number of shares of common stock subject to each option, the exercise price therefore and the periods during which options are exercisable. Further, the Compensation Committee interprets the provisions of the 2004 Plan and, subject to certain limitations, may amend the 2004 Plan. Each option granted under the 2004 Plan will be evidenced by a written agreement between the optionee and the Company.

ELIGIBILITY.

         Options may be granted under the 2004 Plan to all employees (including officers), directors and certain consultants and advisors. Incentive stock options may be granted only to persons who are employees. Upon receiving grants of options, each holder of the options will enter into an option agreement with the Company that contains the terms and conditions deemed necessary by the administrator of the plan.

TERMS AND CONDITIONS OF OPTIONS.

         The exercise price for ISOs granted under the 2004 Plan may not be less than the fair market value of the shares of common stock on the date the option is granted. The exercise price and term for Nonstatutory Stock Options may be any price not less than 85% of the fair market value of the shares of common stock on the date the option is granted. Under the 2004 Plan, the fair market value is the closing price of shares on the business day immediately preceding the date of grant. If the shares are not publicly traded, then the fair market value will be as the administrator of the plan will in its sole and absolute discretion determine in a fair and uniform manner.

         Options granted under the 2004 Plan have a maximum term of ten years. The exercise price of options granted under the 2004 Plan is payable in cash. Options granted under the 2004 Plan are not transferable, except by will and the laws of descent and distribution.

         Unless otherwise provided in an option, each outstanding option may, in the sole discretion of the committee, become immediately fully exercisable: if there occurs any transaction, or series of transactions, that has the result that our shareholders immediately before such transaction cease to own at least 51 percent of our voting stock; upon the closing of a transaction, consolidation, reorganization, liquidation or dissolution in which we do not survive; or upon the closing of the sale, lease, exchange or other disposition of all or substantially all our property and assets.

         The Compensation Committee may in its sole discretion accelerate the date on which any option may be exercised and may accelerate the vesting of any shares subject to any option or previously acquired by the exercise of any option. Options granted to the officers and directors under the 2004 Plan may not be exercised unless otherwise expressly provided in any option, until six months following the date of grant.

         The committee may also, in its sole discretion, by giving written notice cancel, effective upon the date of the consummation of certain corporate transactions that would result in an option becoming fully exercisable, any option that remains unexercised on such date. Such notice will be given a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after shareholder approval of such corporate transaction.

Termination Of Options.

The expiration date of an option is determined by the committee at the time of the grant and is set forth in the applicable option agreement. In no event may an option be exercisable after ten years from the date it is granted.

Restricted Stock.

Restricted stock may be granted to employees or consultants. The grant may be subject to vesting or forfeiture conditions similar to the options. Additional restrictions on transfer may be imposed.

                   ANTICIPATED OPERATIONS FOLLOWING THE MERGER


WORLD WASTE TECHNOLOGIES, INC.

         Following the Merger, we will assume all of the assets, operations and liabilities of WWT. WWT is a development stage company with a license in the United States for patented technology capable of converting 75-80% of Municipal Solid Waste (MSW) into valuable commodities. This patented process, "Pressurized Steam Classification," uses a sealed rotating vessel loaded with over 20 tons of waste. A proprietary mixture of steam, heat, agitation, and pressure is applied for a specified period to sterilize all material. This process is designed to result in the reduction of the volume while the weight of the waste remains constant. This proprietary technology was developed at the University of Alabama, Huntsville over a 20-year period.

         The WWT process is designed to convert waste into separated components of "sterilized" organic and inorganic materials with limited discharge (below EPA detectable levels) into the air, water or soil. This process for capturing and disposing of volatile organic compounds is a patent protected technology licensed to WWT. The process extracts a sanitized cellulose material containing papermaking fiber that can be sold after a conventional screening and cleaning process for use in making paperboard and packaging. It is anticipated that additional value may berealized through the capture of inorganic, recyclable materials such as aluminum, steel, plastic bottles and low-grade plastics.

         WWT plans to create value and reduce costs for waste haulers by: significantly reducing landfill inflows, thereby extending landfill life; reducing hauling costs; and complying with state laws mandating that 50% of MSW be recovered. Management believes that potential public policy benefits will include the ability to retain popular recycling programs, without increasing taxes and fees, and improved air quality.

THE INDUSTRY

         According to industry sources, the approximately $36 billion Municipal Solid Waste industry is dominated by three firms: Waste Management (33% share); Allied Waste (15% share); and Republic Services (10% share). Historically, revenue growth in this industry has been principally driven by fee increases at landfills ("tipping fees"), which fees currently average $34/ton, and long-term collection and hauling contracts with municipalities. Key industry cost drivers are transportation rates, landfill maintenance, tipping fees, labor, recycling and separating facility costs, insurance, and interstate cartage fees.

         Increased municipal recycling costs (currently estimated by industry sources to average $100/ton) have led several cities, most notably New York, to cut back or even suspend their curbside recycling programs, resulting in public and political backlash. Traditional recycling facilities incur extremely high labor costs to sort, clean, and process materials, while a flat market for commodity pricing constrains profitability. As a result, only an estimated 32% of the over 409 million tons of MSW produced in the U.S. in 2001 was recycled (up from 10% in 1975), with the remainder taking up valuable landfill space. In fact, the average life of a U.S. landfill is 20 years (12 years in the Northeast). Alternatives such as composting or incineration can be either economically unviable or environmentally unsustainable.

         Many major companies in the waste handling and disposal market have grown primarily through acquisition over the past decade, not through growth in the volume of waste processed annually. WWT management believes the industry is currently actively seeking a technology-based solution that will increase capacity utilization at existing landfills, lower hauling costs, and satisfy the public and political demand for cost-effective recycling.

THE WWT SOLUTION

         Initially, WWT's strategy is to process "Residual Municipal Solid Waste" that has been initially sorted and processed through Republic Services' Taormina Industries Material Recovery Facility (MRF) in Anaheim, CA. Republic Services is a nationwide handler of MSW. Garbage currently enters Republic's MRF from curbside collection vehicles, and is manually sorted to remove non-recyclable items such as car batteries, tires, etc. The remainder is transported via conveyor lines where laborers remove up to 50% of salable commodities such as aluminum, steel, and cardboard. Pursuant to the WWT strategy, we anticipate that the remaining residual MSW ("RMSW") will then be delivered (across the Republic Services campus) to the World Waste leased building (in which WWT will place its processing equipment which is currently being manufactured) for further treatment.

         WWT's proprietary process is expected to occur in five stages: (i) RMSW will be delivered on-site to WWT's facility located on the campus of Republic Services; (ii) the waste will then be mechanically loaded into WWT's steam vessel (it is anticipated that no sorting, shredding, or opening of bags will be required); (iii) the vessel will be sealed and run for a specified period time, during which time volatile organic compounds will be captured and rendered inert; (iv) at the conclusion of the cycle, the resulting materials will be mechanically separated by commodity type for processing, packaging and shipping; and (v) the remaining waste, anticipated to be between 35-40% of the volume received by WWT, will be placed on Republic Services trucks for transport to the landfill. Each vessel is expected to process approximately 250 tons of RMSW per day.

         WWT expects to have three primary revenue drivers:

         1) Tipping Fees: Under the terms of the Republic contract, Republic ------------ Services has agreed to pay a tipping fee of $30/ton to WWT.

         2) Recycling Revenues: Clean recyclable materials, such as scrap steel, ------------------ cans, aluminum, and plastics will be mechanically sorted and collected, then sold.

         3) Cellulose Extraction: Commercial tests have demonstrated that over -------------------- 60% of MSW can be processed into a valuable cellulose fiber, with a market value similar to cardboard boxes. This fiber will initially be sold to paper and paperboard manufacturing facilities in Southern California.

         WWT plans to construct its initial facility, which is currently anticipated to be capable of processing 500 tons/day, on the campus of Republic Services' regional transfer facility in Anaheim, CA. The second phase calls for

WWT to build a 2,000 ton/day, 8-vessel plant in Anaheim to process the full 2,500 tons per day provided under the Republic Services contract. WWT's current strategy is to replicate the larger plant at future sites.

THE TECHNOLOGY

Overview

         It is anticipated that the waste processing facilities to be offered by WWT will use patented methods and processes developed in conjunction with the University of Alabama in Huntsville. The patented technology has been designed to process and separate material contained in Municipal Solid Waste (MSW). This unique process, known as pressurized steam classification (PSC), treats MSW with a combination of time, temperature and pressure. The most recent patent includes the capturing of Volatile Organic Compounds (VOCs) and was granted by the United States Patent and Trademark Office in October 2001.

Intellectual Property and Patent Highlights

         The University of Alabama at Huntsville currently holds the patent for this PSC technology. This patent was licensed to Bio-Products, Inc. and sublicensed to WWT. The following aspects are covered by the patent:

         1) Use of controlled steam, heat, agitation and pressure.

         2) The Steam Process Formula(Time + Temperature + Moisture + Pressure).

         3) A closed-looped system designed to efficiently capture all volatile organic compounds (VOCs), resulting in insignificant air and water discharge.

         4) Sanitization   of  the   municipal   solid   waste  by  removal  and
            neutralization of pathogens and toxins, designed to achieve levels exceeding government regulations.

         5) Cellulose material is sanitized.

         6) Separates cellulose fiber of uniform size, moisture content and consistency.

         7) Separates high-density plastics, ferrous and non-ferrous fractions, without destruction,while delaminating paint and removing all labels from recyclables.

         8) Melts low-density plastics (such as plastic bags, wrappers, food containers, etc.), which separate from other materials and form plastic agglomerate balls.

Vessel Operation

         MSW will be loaded in batches into a rotating autoclave without sorting, shredding or opening of bags. When the proper amount of material has been loaded into the rotating vessel, it will be sealed and the steam saturation will begin by injecting low-pressure steam into the vessel as it rotates. In a 24-hour period the vessel is expected to process up to 250 tons of MSW.

         It is anticipated that the vessel will be an ASME designed and built steel autoclave almost 80 feet long. The amount of MSW that can be processed will be based on the weight and volume of the MSW. It is anticipated that the vessel operation will be optimized to handle over 20 tons of MSW with a density of 8 lb./cu. ft. per cycle.

CUSTOMERS

MSW Treatment and Standard Recyclables

         WWT has signed a 25-year agreement with Taormina Industries, a wholly-owned division of Republic Services, the third largest MSW firm in the U.S.. This agreement calls for Republic Services to deliver to WWT 2,500 tons per day of waste from their facility located in Anaheim, CA, and provides an on-site location for the World Waste initial facility. The agreement also grants WWT a right of first refusal with respect to the delivery of waste for an additional 10 counties throughout California where Republic has operations.

Cellulose Fiber

         WWT has developed a process to recover unbleached fiber from residual Municipal Solid Waste. The process involves two principal phases. First, residual MSW is treated in an exclusively licensed `pressurized steam classification' process that produces a cellulose-containing fraction. Second, this fraction is further processed using conventional pulp screening and cleaning equipment to yield unbleached fiber suitable for use in the manufacture of corrugating medium, linerboard, recycled paperboard, and core tube stock.

Cellulose Market for WWT's Proposed Initial Facility (Anaheim, CA)

         Within a one hundred mile radius of the proposed site of the WWT Anaheim facility there are 12 major facilities that use recycled fiber to produce recycled paperboard, corrugating medium, or linerboard. When WWT builds its first 2,000 tpd facility in Southern California, total production of WWT fiber in the region is anticipated to be approximately 1,500 tpd, or less than one-quarter of the available market.

COMPETITION

         The $36 billion Municipal Solid Waste industry is currently dominated by three firms: Waste Management (33% share); Allied Waste (15% share); and Republic Services (10% share). WWT does not view MSW haulers as competitors, but rather as consumers for the services we plan to provide. MSW haulers have many options for treating and disposing of MSW under state laws that require up to 50% of all incoming MSW to be recycled. Currently, over 8,000 programs result in 20-25% of all MSW in the US being recycled, up from 10% in 1975 (United Nations Environmental Program Report). These options include Material Recovery Facilities (MRFs), composting, and incineration. Thecompetitors in WWT's industry are primarily comprised of waste handlers who chose to make capital investments in material recovery facilities, incineration, composting, or direct landfills rather than investing in WWT's technology. WWT believes that the primary competitive factors in its industry are price, reliability of service, and quality of recovered cellulose fiber.

RISK FACTORS

         You should consider carefully the following risk factors relating to WWT. Any of the following risks could materially harm the business of WWT.

A Development Stage Company.

         WWT is in the development stage and is subject to all the business risks associated with a new enterprise, including uncertainties regarding product development, constraints on WWT's financial and personnel resources, and dependence on and need for third party relationships. WWT has had no revenues to date and there can be no assurance as to when or whether it will be able to develop sources of revenue or that its operations will become profitable, even if it is able to begin generating revenue. WWT was created by a merger of Waste Solutions, Inc. and World Waste of America, Inc. in March 2004. WWT has not yet sold any products or services or otherwise generated revenue. There can be no assurances that WWT will be able to do any of the foregoing.

Ability to Obtain or Sustain Market Acceptance for Services and Products.

         WWT does not intend to engage in advertising during its development phase. The name is not yet recognized as a brand in the marketplace, and as a result the revenues could suffer. Failure to establish a brand and presence in the marketplace on a timely basis could adversely affect the financial condition and operating results of WWT. Moreover, WWT cannot be sure that it will successfully complete the development and introduction of new products or product enhancements or that any new products developed will achieve acceptance in the marketplace. It may also fail to develop and deploy new products and product enhancements on a timely basis.

The Market for Services and Products in the Solid Waste Processing and Recycling Industry is Competitive; WWT may not be Able to Compete Successfully.

         The market for services and products in the solid waste processing industry is highly competitive. Most of these competitors have longer operating histories and significantly greater financial, technical, marketing and other resources than WWT, and may be able to respond more quickly than WWT can to new or changing opportunities and customer requirements. Also, the competitors have greater name recognition and more extensive customer bases that they can leverage to gain market share. These competitors are able to undertake more extensive promotional activities, adopt more aggressive pricing policies and offer more attractive terms to purchasers than WWT can.

Requirement for a Significant Supply of Solid Waste and Timely Payment for that Solid Waste.

         If WWT does not obtain a supply of solid waste at quantities and qualities that are sufficient to operate its facilities at the expected operating levels, or if third parties do not promptly pay for the solid waste they deliver, the financial condition and operating results could adversely be affected and significantly impacted. One or more of the following factors could impact the price and supply of waste:

   |X|   defaults by waste suppliers under their contracts;

   |X| a decline in solid waste supply due to increased recovery by material recovery facilities;

   |X|   composting of municipal solid waste;

   |X|   incineration of municipal solid waste;

   |X| legal prohibitions against processing of certain types of solid waste in its facilities; or

   |X|   increased competition from landfills and recycling facilities.

Loss of Key Executives and Failure to Attract Qualified Management could limit Growth and Negatively Impact Operations.

         WWT depends highly upon its senior management team. It will continue to depend on operations management personnel with waste industry experience. At this time, WWT does not know the availability of such experienced management personnel or how much it may cost to attract and retain such personnel. The loss of the services of any member of senior management or the inability to hire experienced operations management personnel could have a material adverse effect on the operations and financial condition.

Results of Operations may be Affected by Changing Resale Prices or Market Requirements for Recyclable Materials.

         WWT's results of operations may be affected by changing resale prices or market requirements for recyclable materials, some of which are priced on a commodity basis. The resale, and market demand for, these materials can be volatile due to numerous factors beyond WWT's control, which may cause significant variability in its period-to-period results of operations.

Results of Operations will Fluctuate.

         WWT's revenues and results of operations will vary from quarter to quarter in the future. A number of factors, many of which are outside its control, may cause variations in its results of operations, including:

   |X|   demand and price for products;

   |X|   the timing and recognition of product sales;

   |X|   unexpected delays in developing and introducing products;

   |X| increased expenses, whether related to marketing, product development or administration or otherwise;

   |X|   the mix of revenues derived from products;

   |X|   the hiring, retention and utilization of personnel;

   |X|   general economic factors; and

   |X| changes in the revenue recognition policies required by generally accepted accounting principles.

Failure to Obtain Required Permits.

         There can be no assurance that WWT will successfully obtain the permits required to operate its business because permits to operate waste processing facilities have become increasingly difficult and expensive to obtain. Permits may take years to obtain as a result of numerous hearings and compliance with zoning, environmental and other regulatory measures. Required permits include, but are not limited to, solid waste facility permits, air quality management district permits, and building permits. These permits may be subject to resistance from citizen or other groups and other political pressures. The failure to obtain the required permits to operate its facilities could have a material negative effect on future results of operations.

Our currently planned facility may not be constructed on a timely basis, within budget, or at all.

         No assurance can be given that the Company's currently planned facility to be constructed in Anaheim, CA will be completed on a timely basis, within budget, or at all. Even if completed, no assurances can made the facility will be adequate for the Company's needs or work without difficulties or down times. The Company currently anticipates that it will need to construct additional facilities to serve its needs and that such future facilities will require additional capital. Unforeseen difficulties in the planning or construction of the current or any future facility may lead to significant delays in production and the subsequent generation of revenue.

A substantial portion of our revenues will be generated from our agreement with Republic Waste.

         We anticipate that a substantial portion of our revenues will be generated from our agreement with Republic Waste for the foreseeable future. If this agreement is terminated for any reason or we are unable to extend this agreement on terms favorable to us or at all after it expires, our business, financial condition and results of operations would be materially harmed.

Exposure to Litigation.

         Since WWT personnel are expected to routinely handle solid waste materials, WWT may be subject to liability claims by employees, customers and third parties. WWT currently has insurance in place, however, there can be no assurance that any liability insurance WWT has or purchases will be adequate to cover claims asserted against WWT or that WWT will be able to maintain such insurance in the future. Management believes WWT intends to adopt or has adopted prudent risk management programs to reduce these risks and potential liabilities; however, there can be no assurance that such programs if, and when adopted, will fully protect WWT. Adverse rulings in any legal matters, proceedings and other matters could have a material adverse effect on WWT.

Other Companies may Claim Infringement of their Intellectual Property or Proprietary Rights.

         WWT does not believe that its products or processes violate third party intellectual property rights. Nevertheless, there is no guarantee that such rights are not being, and will not be, violated. If any of the products or processes are found to violate third party intellectual property rights, WWT may be required to re-engineer one or more of those products or processes or seek to obtain licenses from third parties to continue offering its products or processes without substantial re-engineering, and such efforts may not be successful.

         In addition, future patents may be issued to third parties upon which WWT's technology may infringe. WWT may incur substantial costs in defending against claims under any such patents. Furthermore, parties making such claims may be able to obtain injunctive or other equitable relief, which effectively could block WWT's ability to further develop or commercialize some or all of its products in the U.S. and abroad, and could result in the award of substantial damages against WWT. In the event of a claim of infringement, WWT may be required to obtain one or more licenses from third parties. There can be no assurance that it will be able to obtain such licenses at a reasonable cost, if at all. Defense of any lawsuit or failure to obtain any such license could have a material adverse effect on WWT.

Success Depends on the Ability to Protect Proprietary Technology.

         WWT's success depends, to a significant degree, upon the protection of its, and that or its licensors', proprietary technologies. While WWT currently has a license in the U.S. within the scope of its anticipated business to exploit a number of U.S. patents that protect its processes, the need to pursue additional protections for its intellectual property is likely as new products and techniques are developed and as existing products are enhanced, and there is no guarantee that such protections will be attained in a timely manner, or at all. Legal fees and other expenses necessary to obtain and maintain appropriate patent protection in the U.S. and important foreign countries could be material. Insufficient funding may inhibit the ability of WWT to obtain and maintain such protection. Additionally, if WWT must resort to legal proceedings to enforce its intellectual property rights, the proceedings could be burdensome and expensive and could involve a high degree of risk to its proprietary rights if it is unsuccessful in, or cannot afford to pursue, such proceedings.

         WWT also relies on trade secrets and contract law to protect certain of its proprietary technology. There can be no assurance that any such contract will not be breached, or that if breached, it will have adequate remedies. Furthermore, there can be no assurance that any of WWT's trade secrets will not become known or independently discovered by third parties.

         There can be no assurance that others will not independently develop substantially equivalent proprietary information and techniques or otherwise gain access to WWT's trade secrets and know-how. In addition, WWT may be required to obtain licenses to patents or other proprietary rights from third parties. There can be no assurance that any licenses required under any patents or proprietary rights would be made available on acceptable terms, if at all. If WWT does not obtain required licenses, it may encounter delays in product development or find that the development, manufacture or sale of products requiring such licenses could be foreclosed. Additionally, it may, from time to time, support and collaborate in research conducted by universities and governmental research organizations. There can be no assurance that it will have or be able to acquire exclusive rights to the inventions or technical information derived from such collaborations, or that disputes will not arise with respect to rights in derivative or related research programs conducted by WWT or collaborators.

We may face delays in the development of our technology and our technology may not work as well as expected or be economically viable.

         The steam classification and processing technology has not yet been widely applied within the municipal solid waste industry and may not work as well as expected or be economically viable. The successful application of the technology at large scale and high volumes to create commercially usable cellulose fiber has yet to be conclusively proven. Any inability under WWT's current plan to produce large volumes of commercially usable cellulose fiber may require additional investment in capital equipment and/or increased operating expenses beyond our currently contemplated business and construction plans. Unforeseen difficulties in the development or acceptance of this cellulose fiber may lead to significant delays in production and the subsequent generation of revenue.

The License Agreement with Bio-Products, Inc. has Certain Requirements to Maintain Exclusivity.

         The license agreement with Bio-Products, Inc. ("BPI") is generally exclusive in the United States. However, there are certain limitations to WWT's general exclusivity and also additional requirements necessary to maintain the contract. As a general limitation on the license granted by BPI, "applications in which the cellulosic product of waste, including Municipal Solid Waste, processed utilizing the licensed technology is commingled with coal and/or coal fines to produce a marketable solid combustion fuel end product" are excluded from the license, meaning that WWT can use the licensed technology for these types of applications, but also that BPI may license third parties to use the technology for these same types of applications. In addition, in order to maintain exclusivity, the license requires that on a regular schedule WWT must continue to improve the first facility or construct new facilities in order to increase overall capacity and therefore usage of the licensed technology.

         Failure to meet the above requirements with respect to the exclusive license may lead to the license being changed to a non-exclusive license, in which case BPI would be free to grant similar non-exclusive licenses to third parties, and in the case of other countries, failure to obtain options in the timeframe required may result in loss of the right to obtain a license in those countries at all. The failure to maintain exclusivity of the license or to secure international exclusivity in any other country could have a material adverse effect on WWT's business, financial condition and results of operations.

Failure to Implement New Technologies.

         WWT expects to utilize proprietary steam classification technology in its processing facilities and to adopt other technologies from time to time. WWT's future growth is partially tied to its ability to improve its knowledge and implementation of waste processing technologies. Inability to successfully implement commercially viable waste processing technologies in response to market conditions in a manner that is responsive to its customers' requirements could have a material adverse effect on WWT.

Further Financing Cannot be Guaranteed.

         WWT needs to raise additional capital in order to meet its business plan, and the required additional financing may not be available on terms acceptable to WWT, or at all. There can be no assurances that WWT's anticipated future financings will occur, or that such financings will be available on acceptable terms. WWT's Placement Agent has committed to assisting it in raising additional capital, but neither the Placement Agent, nor any of WWT's affiliates, nor any other person has made a binding commitment for an investment of additional funds in WWT, and a number of factors beyond their control and WWT's control make any future financings uncertain. No one should rely on the prospect of future financings or any potential public offering in evaluating WWT.

RISKS RELATED TO THE MUNICIPAL SOLID WASTE PROCESSING INDUSTRY

Strong Competition from Larger more Experienced Companies.

         Many of WWT's potential competitors are large, well-established companies with substantially larger operating staffs and greater capital resources than it. WWT may not be able to successfully conduct its operations in this highly competitive environment. Such companies may be able to expend greater resources on the existing and changing technologies that WWT believes are and will be increasingly important to attaining success in the industry.

Environmental Regulations and Litigation could Subject WWT to Fines, Penalties, Judgments and Limitations on its Ability to Expand.

         WWT is subject to potential liability and restrictions under environmental laws, including those relating to transport, handling, recycling, treatment, storage and disposal of wastes, discharges to air and water, and the remediation of contaminated soil, surface water and groundwater. The waste management industry has been, and will continue to be subject to regulation, including permitting and related financial assurance requirements, as well as to attempts to further regulate the industry through new legislation. WWT's business is subject to a wide range of federal, state and, in some cases, local environmental, odor and noise and land use restrictions and regulations. If it is not able to comply with the requirements that apply to a particular facility or if it operates without necessary approvals, it could be subject to civil, and possibly criminal, fines and penalties, and it may be required to spend substantial capital to bring an operation into compliance or to temporarily or permanently discontinue, and/or take corrective actions. WWT may not have sufficient insurance coverage for its environmental liabilities. Those costs or actions could be significant to it and significantly impact its results of operations, as well as its available capital.

         In addition to the costs of complying with environmental laws and regulations, if governmental agencies or private parties brought environmental litigation against WWT, it would likely incur substantial costs in defending against such actions. WWT may be, in the future, a defendant in lawsuits brought by parties alleging environmental damage, personal injury, and/or property damage. A judgment against WWT, or a settlement by WWT, could harm its business, its prospects and its reputation.



     MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS
                                 OF OPERATIONS

         WWT is a development stage company that has yet to commence operations, and has not generated any revenues to date. As a result, WWT has incurred significant losses, and as of March 31, 2004, WWT had a deficit accumulated during the development stage of $1,805,965 (unaudited). WWT expects to continue to incur significant expenses before it generates any revenues.

         The following is a summary of certain financial information of WWT since its inception. It should be read in conjunction with WWT's financial statements included elsewhere in this Information Statement.

Revenues
--------
         As of the year ended December 31, 2003, and since inception through March 31, 2004, WWT generated no revenues.

Operating Expenses
------------------
         Operating expenses for the year ended December 31, 2003, and since inception through March 31, 2004 were $804,605, and $1,805,965, respectively. Of these expenses, general and administrative expenses accounted for $532,450 for the year ended December 31, 2003, and $1,360,502 since inception through March 31, 2004, while research and development expenses accounted for $208,829 for the year ended December 31, 2003, and $277,548 since inception through March 31, 2004.


         Anticipated Liquidity and Capital Resources Following the Merger
         ----------------------------------------------------------------
         We will assume WWT's assets and liabilities following the Merger Transaction. At March 31, 2004, WWT had $470,226 in cash, notes payable of $1,219,610 and accrued interest of $96,446 (although most of these notes payable and accrued interest are expected to be converted to 1,200,000 shares of WWT's common stock immediately prior to the closing of the Merger Transaction). As of the date of this filing, WWT had no material long-term debt. In order to comply with a condition to the Merger that WWT have a net worth of at least $2,700,000 prior to the Closing (including at least $1,000,000 in cash), and to enable WWT to commence the execution of its business strategy, WWT is currently in the process of seeking to raise up to $4,500,000 in a private placement of its securities. To date, no such securities have been sold, and there can be no assurance that the Company will not waive this closing condition. Even if all or a portion of these funds are raised, we will still be required to raise additional capital following the Merger of between $3,000,000 and $6,000,000through debt or private equity financings in order to implement our business plan. If WWT is unable to raise the necessary financing and the Merger is nonetheless consummated, WWT will need to significantly curtail its operations, or cease operations completely.

         WWT's management estimates that after giving effect to the Merger Transaction, the combined current capital reserves that result will allow us to operate for at least 12 months without relying on incoming revenue or additional investment assuming at least $4,500,000 is raised from the private placement. If additional funds are raised through the issuance of equity or convertible debt securities, the percentage ownership of our stockholders will be further reduced, stockholders may experience additional dilution and such securities may have rights, preferences and privileges senior to those of our common stock.
There can be no assurance that additional financing will be available on terms favorable to us or at all. If adequate funds are not available or are not available on acceptable terms, we may not be able to execute our business strategy.

         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

         On March 25, 2004 the Registrant entered into an Agreement and Plan of Reorganization to acquire all of the issued and outstanding capital stock of World Waste Technologies, Inc., ("WWT") a private company, in exchange for up to 21,200,000 shares (post split) of the Company's common stock. As a pre-condition to the acquisition, the Company has agreed to effect a 1 for 60 reverse stock split, and the principal shareholder, The Belle Group, has agreed to cancel 20,970,027 shares (pre split), reducing the number of shares then outstanding to 1,200,000 (post split). At the closing, WWT will become a wholly-owned subsidiary and the WWT shareholders will be issued up to 20,825,000 shares, owning approximately 95% of the outstanding common stock. Since the former shareholders of WWT will become the controlling shareholders of the Company after the transaction, it will be accounted for as an acquisition of VPTI by WWT, using reverse merger accounting.

         The following pro forma financial statements present the pro forma financial position and operating results as if the transaction had taken place as of the beginning of the year.

         The pro forma condensed consolidated financial statements may not be indicative of the actual results of the acquisition. The accompanying condensed consolidated pro forma financial statements should be read in connection with the historical financial statements of VPTI and WWT.

                                 March 31, 2004

                                   WWT       VPTI    Adjustments   Pro Forma
        Assets                     ---       ----    -----------   ---------
        ------
                             $   470,226  $   2,000               $    472,226
Cash
Prepaid expenses and other        63,456          -            -        63,456
                             -----------  ---------               ------------
Total current assets             533,682      2,000                    535,682

Equipment, net                    27,138          -                     27,138

Other assets                     350,000          -                    350,000
                             -----------  ---------               ------------
                             $   910,820  $   2,000               $    912,820
                             ===========  =========               ============
        Liabilities
        -----------
Accounts payable and other   $   551,779      1,000               $    552,779
Current portion of
       note payable            2,068,500                             2,068,500
Loans payable                          -     21,000                     21,000
                             -----------  ---------               ------------
Total current liabilities      2,620,279     22,000                  2,642,279

Long term liabilities             21,070          -                     21,070

Stockholders equity           (1,730,529)   (20,000)                (1,750,529)
                             ------------                         ------------
                             $   910,820  $   2,000               $    912,820
                             ===========  =========               ============



                        Three Months Ended March 31, 2004

                                   WWT       VPTI    Adjustments   Pro Forma
                                   ---       ----    -----------   ---------
Revenues                   $         -   $         -               $          -

Expenses
  Research and development     567,908         1,000                    568,908

                                     -                                        -
                                     -             -                          -
                           -----------   -----------               ------------
                               567,908         1,000                    568,908
                           -----------   -----------               ------------
Net loss                   $  (567,908)  $    (1,000)              $   (568,908)
                           ===========   ===========               ============
Basic and diluted loss per
   share                   $     (0.06)  $     (0.00)              $      (0.03)
                           ===========   ===========               ============
Weighted average number of
  shares outstanding        10,000,000    92,970,027  (80,570,027)   22,025,000

The pro forma adjustments give effect to the accounting for the transaction as an acquisition by WWT of VPTI using reverse merger accounting. Since there were negligible assets and liabilities of VPTI, there were no significant issues regarding purchase price allocation. The following adjustments to weighted average shares outstanding were made as if the transaction had taken place on January 1, 2003:


Elimination of WWT shares                                       (10,000,000)
Contribution of shares to VPTI treasury by Belle Group          (20,970,027)
Reverse stock split of VPTI -- 1 for 60                         (70,800,000)
Issuance of shares to shareholders of WWT                        20,825,000
                                                            ---------------
                                                                (80,175,027)
                                                            ===============


                                     EXPERTS

         The financial statements (and the related financial statement schedule) of the Company incorporated in this Information Statement by reference from our annual report on Form 10-K for the year ended December 31, 2003 have been audited by Stonefield Josephson, Inc., independent auditors, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

         The financial statements as of and for the years ended December 31, 2002 and December 31, 2003 of WWT contained in this Information Statement have been audited by Levitz, Zacks & Ciceric, independent auditors, as stated in their report thereon, have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                         World Waste Technologies, Inc.
                    (Formerly World Waste of America, Inc.)
                              Financial Statements

                          INDEPENDENT AUDITORS' REPORT


To the Board of Directors of
WORLD WASTE, TECHNOLOGIES, INC.
(Formerly World Waste of America, Inc.)
Poway, California

         We have audited the accompanying consolidated balance sheets of World Waste of America, Inc. and Subsidiaries (Formerly World Waste of America, Inc.) (a development stage company) as of December 31, 2003 and 2002, and the related consolidated statements of operations, stockholders' deficit and cash flows for the year ended December 31, 2003, and for the periods from June 18, 2002 (inception) to December 31, 2002 and 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of World Waste Technologies, Inc. and Subsidiaries (a development stage company) as of December 31, 2003 and 2002, and the consolidated results of their operations and their consolidated cash flows for the year ended December 31, 2003 and for the periods from June 18, 2002 (inception) to December 31, 2002 and 2003, in conformity with accounting principles generally accepted in the United States of America.

         The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company incurred a net loss of $804,605 for 2003 and had an accumulated deficit of $1,231,494 as of December 31, 2003. These factors, among others, raise substantial doubt about its ability to continue as a going concern. However, management's plans in regard to these matters are also described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/   Levitz, Zacks & Ciceric
      San Diego, California
      April 5, 2004

                World Waste Technologies, Inc. and Subsidiaries
                    (Formerly World Waste of America, Inc.)
                          (A Development Stage Company)
                           Consolidated Balance Sheets


                                                December 31   December 31
                                                    2003          2002
                                               -------------  -------------
ASSETS:

Current Assets:                                $              $
 Cash                                               167,619          1,897
 Prepaid Expenses                                    18,676
 Employee Receivables                                   409
 Note Receivable                                     12,336
                                               ------------   ------------
Total Current Assets                                199,040          1,897

Equipment, net                                       28,674         34,455

Other Assets:
 Patent License                                     350,000        350,000
                                               ------------   ------------
 TOTAL ASSETS                                  $    577,714   $    386,352
                                               ============   ============

                World Waste Technologies, Inc. and Subsidiaries
                    (Formerly World Waste of America, Inc.)
                          (A Development Stage Company)
                           Consolidated Balance Sheets
                                   (Continued)

                                                December 31   December 31
                                                    2003          2002
                                               -------------  -------------

LIABILITIES AND STOCKHOLDERS DEFICIT:

LIABILITIES:

Current Liabilities:                           $              $
 Accounts Payable                                    12,500         73,570
 Accrued Salaries Payable                           122,830         58,296
 Accrued Interest Payable                            73,032         12,032
 Accrued Advisory Services                           30,000
 License Fee Payable                                167,500
 Accrued Other Liabilities                              800         22,068
 Current portion of Note Payable                      4,943          4,573
 Amount Due to Employees                                            10,256
 Convertible Promissory Notes Payable             1,177,000
                                               ------------   ------------
Total Current Liabilities                         1,588,605        180,795
                                               ------------   ------------
Long Term Liabilities:
 Convertible Promissory Notes Payable                              364,500
 License Fee Payable                                               167,500
 Note Payable, less current portion                  22,367         27,310
                                               ------------   ------------
Total Long Term Liabilities                          22,367        559,310
                                               ------------   ------------
 TOTAL LIABILITIES                                1,610,972        740,105
                                               ------------   ------------
STOCKHOLDERS' DEFICIT:

 Common Stock - $.00001 par value:50,000,000
   shares authorized, 10,000,000 shares
   issued and outstanding at December 31,
        2003 and 2002                                   100            100
 Additional Paid-in-Capital                          73,136         73,036
 Common Stock Subscription                          125,000
 Deficit Accumulated during development stage    (1,231,494)      (426,889)
                                               ------------   ------------
 TOTAL STOCKHOLDERS' DEFICIT                     (1,033,258)      (353,753)
                                               ------------   ------------
 TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT   $    577,714   $    386,352
                                               ============   ============

                World Waste Technologies, Inc. and Subsidiaries
                    (Formerly World Waste of America, Inc.)
                          (A Development Stage Company)
                      Consolidated Statements of Operations



                                                    June 18, 2002 June 18, 2002
                                       Year Ended  (Inception) to (Inception) to
                                       December 31   December 31   December 31
                                           2003          2002         2003 *
                                       ------------ ------------- ------------
EXPENSES:                              $            $             $

  Research and Development                (208,829)      (23,910)    (232,739)

  General and Administrative:
     Salaries                             (333,850)     (108,173)    (442,023)
     Professional Fees                     (53,510)      (56,870)    (110,380)
     Legal Fees                            (14,924)      (83,137)     (98,061)
     Rent                                  (48,000)      (31,000)     (79,000)
     Marketing                              (8,668)       (8,540)     (17,208)
     Travel                                (20,180)      (12,817)     (32,997)
     Other                                 (53,318)      (22,143)     (75,461)
                                       -----------  ------------  -----------
 Loss from Operations                     (741,279)     (346,590)  (1,087,869)
                                       -----------  ------------  -----------
OTHER EXPENSES:

  Interest Expense                         (63,326)      (12,773)     (76,099)
                                       -----------  ------------  -----------
  Total Other Expenses                     (63,326)      (12,773)     (76,099)
                                       -----------  ------------  -----------
  Net Loss                             $  (804,605) $   (359,363) $(1,163,968)
                                       ===========  ============  ===========
  Basic and diluted Net Loss per share $     (0.08) $      (0.04) $     (0.12)
                                       ===========  ============  ===========
  Weighted average number of shares
  outstanding used in calculation       10,000,000    10,000,000   10,000,000
                                       ===========  ============  ===========

 *Approximately $67,526 in Consulting and Travel expenses incurred prior to inception of the business on June 18, 2002 are not included.

                World Waste Technologies, Inc. and Subsidiaries
                    (Formerly World Waste of America, Inc.)
                          (A Development Stage Company)
                      Consolidated Statements of Cash Flow



                                                   June 18, 2002   June 18, 2002
                                       Year Ended  (Inception) to (Inception) to
                                       December 31  December 31   December 31
                                          2003          2002          2003
                                      ------------- ------------ -------------
                                      $             $            $
Cash Flow from Operating Activities:

 Net Loss                                 (804,605)    (359,363)   (1,163,968)

Adjustments to reconcile net loss to
net cash used in operating activities:

Depreciation                                 5,781        2,412

Changes in operating assets and
liabilities:

 Prepaid Expenses                          (18,676)                   (18,676)
 Employee Receivable                          (409)
 Accounts Payable                          (61,070)      73,570        12,500
 Accrued Salaries                           64,534       58,296       122,830
 Accrued Interest                           61,000       12,032        73,032
 Accrued Advisory Services                  30,000                     30,000
 Accrued Other Liabilities                 (21,268)      22,068           800
                                      ------------  -----------  ------------
 Net Cash used in Operating Activities    (744,713)    (190,985)     (935,698)
                                      ------------  -----------  ------------
Cash flows from investing activities:

Purchase of vehicle                                      (4,000)       (4,000)
Purchase of intangible                                 (182,500)     (182,500)
Note Receivable                            (12,336)                   (12,336)
                                      ------------  -----------  ------------
                                           (12,336)    (186,500)     (198,836)
                                      ------------  -----------  ------------

                World Waste Technologies, Inc. and Subsidiaries
                    (Formerly World Waste of America, Inc.)
                          (A Development Stage Company)
                      Consolidated Statements of Cash Flow



                                                   June 18, 2002   June 18, 2002
                                       Year Ended  (Inception) to (Inception) to
                                       December 31  December 31   December 31
                                          2003          2002          2003
                                      ------------- ------------ -------------
                                      $             $            $

Cash flows from financing activities:

Amount Due to Employees                    (10,256)      10,256             -
Note Payable on Vehicle                     (4,573)        (984)       (5,557)
Convertible Promissory Notes Payable       812,500      296,974     1,109,474
Common Stock Subscription                  125,000                    125,000
Common Stock and Additional Paid in
      Capital                                  100       73,236        73,136
                                      ------------  -----------  ------------
                                           922,771      379,382     1,302,153
                                      ------------  -----------  ------------
Net Increase in Cash                       165,722        1,897       167,619

Beginning Cash                               1,897            0             0
                                      ------------  -----------  ------------
Ending Cash                           $    167,619  $     1,897  $    167,619
                                      ============  ===========  ============
Interest Paid                         $      2,326  $       741  $      3,067

Income Taxes Paid                     $      - 0 -  $     - 0 -  $      - 0 -

 Non-Cash Investing and Financing Activities:

 During 2002, the Company acquired a vehicle for $36,867 with Debt Finance totaling $32,867. The Company acquired its Technology License Agreement from Bio-Products for an up-front payment of $182,500 and a second payment of $167,500 due in June of 2004.

 During 2002, the Company issued $67,526 of Convertible Promissory Notes payable for preformation funds received and expended prior to Inception.

                World Waste Technologies, Inc. and Subsidiaries
                    (Formerly World Waste of America, Inc.)
                          (A Development Stage Company)
                Consolidated Statements of Stockholders' Deficit

                               Common Stock   Additional
                            ------------------  Paid in  Common Stock
                              Shares   Dollars  Capital  Subscription  Deficit *        Total
                            ---------- ------- --------- ------------ ------------ ------------
                                       $       $         $            $            $
Preformation Expenses                                                     (67,526)     (67,526)

Formation - June 18, 2002   10,000,000     100    73,036                                73,136

  Net Loss - 2002                                                        (359,363)    (359,363)
                            ---------- ------- --------- ------------ -----------  -----------
December 31, 2002           10,000,000     100    73,036                 (426,889)    (353,753)

  Additional Paid in Capital
                                                     100                                   100
  Common Stock Subscribed                                     125,000                  125,000
  Net Loss - 2003                                                        (804,605)    (804,605)
                            ---------- ------- --------- ------------ -----------  -----------
December 31, 2003           10,000,000 $   100 $  73,136 $    125,000 $(1,231,494) $(1,033,258)
                            ========== ======= ========= ============ ===========  ===========

 *Accumulated during development stage

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 2003 and 2002


Note 1.  DESCRIPTION OF BUSINESS

         The accompanying Consolidated Financial Statements include the accounts of World Waste of America, Inc. and its wholly owned subsidiaries World Waste of Anaheim, Inc. and World Waste of California, Inc. All significant inter-company accounts and transactions have been eliminated upon consolidation. World Waste of America, Inc., a California corporation, (the Company) was formed on June 18, 2002. The Company holds the U.S. license from Bio-Products International, Inc. with respect to patented technology developed at the University of Alabama in Huntsville, which technology was designed to convert Municipal Solid Waste into commodities. It is anticipated that additional value will be realized through the capture of inorganic, recyclable materials such as aluminum, steel, plastic bottles and low-grade plastics. The Company intends to generate revenue from receiving the waste (tipping fees) and from selling cellulose and recyclable materials.

Note 2.  GOING CONCERN

         The accompanying Consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the financial statements, the Company incurred a net loss of $804,605 for 2003, and had an accumulated deficit of $1,231,494 as of December 31, 2003. Furthermore, the Company does not have the funds necessary to repay the $1,177,000 of Convertible Promissory Notes payable, which are due December 31, 2004 and there is no assurance that the Note holders will convert these notes into common stock. The Company expects to incur substantial additional costs and capital expenditures to complete the initial facility and through the initial year of processing. The ability to complete and operate the facility is subject to the Company obtaining funding and obtaining equipment financing. If this funding is not obtained the Company will be unable to continue as a going concern for a reasonable period of time.

         The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. The Company's continuation as a going concern is dependent upon its ability to generate sufficient cash flow to meet its obligations on a timely basis, to obtain additional financing as may be required, and ultimately to attain successful operations. Management is continuing its efforts to obtain additional funds so that the Company can meet its obligations.

         During December 2003 the Company received $125,000 for a subscription for 125,000 shares of the Company's common stock ($1.00 per share). The shares were not issued as of December 31, 2003 and the $125,000 of funds received are included on the accompanying consolidated balance sheet as common stock subscription.

         In March 2004, the Company merged with a wholly-owned subsidiary of Waste Solutions, Inc., a California corporation, to create World Waste Technologies, Inc. (WWTI). WWTI received proceeds from convertible debt of $750,000 at the time of the merger and an additional $250,000 in April 2004. WWTI issued a warrant for the purchase of 133,333 shares of its common stock in connection with these additional funds.

         WWTI believes that its existing funds will be sufficient to fund its operating expenses and capital requirements into the third quarter of 2004. WWTI intends to raise additional debt and/or equity financing to sustain its operations and to complete its capital expenditures, although there can be no assurance that it will be able to raise such funds on terms acceptable to WWTI, or at all.

Note 3.  SUMMARY OF ITS SIGNIFICANT ACCOUNTING POLICIES

         Basis of Presentation
         ---------------------
         The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. The Company is a new enterprise in the development stage as defined by Statement No. 7 of the Financial Accounting Standards Board, since it has derived no revenues from its activities to date.

         Use of Estimates
         ----------------
         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         Concentration of Credit Risk
         ----------------------------
         The Company maintains its cash balances in a financial institution. Cash balances at the institution are insured by the Federal Deposit Insurance Corporation up to $100,000.

         Equipment
         ---------
         Equipment is stated at cost. Depreciation is computed on the straight-line method over the estimated useful asset lives. At December 31, 2003 and 2002 the only equipment of the Company was a truck which is secured as collateral to a note payable. It is being depreciated over an estimated life of six years. Repairs and maintenance are charged to expense as incurred.

         Intangibles
         -----------
         Intangible assets are recorded at cost. At December 31, 2003 and 2002, the Company's only intangible asset was the License to the patented technology. The Company will begin amortizing this intangible asset upon completion of the first facility on a straight-line basis over the remaining life of the License. The Company's policy regarding intangible assets is to review such intangible assets for impairment whenever events or changes in circumstances indicate that its carrying amount may not be recoverable. If the review indicates that intangible assets are not recoverable (i.e. the carrying amount is less than the future projected undiscounted cash flows), its carrying amount would be reduced to fair value. The Company carried no goodwill on its books at either December 31, 2003 or December 31, 2002. Further, during fiscal 2003 and 2002, the Company had no material impairment of its intangible asset.

         Research and Development
         ------------------------
         Research and development costs are charged to operations when incurred.

         Income Taxes
         ------------
         The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards ("SFAS") No. 109, " Accounting for Income Taxes." In accordance with SFAS No. 109, the Company records a valuation allowance against net deferred tax assets if, based upon the available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income and when temporary differences become deductible. The Company considers, among other available information, uncertainties surrounding the recoverability of deferred tax assets, scheduled reversals of deferred tax liabilities, projected future taxable income, and other matters in making this assessment.

         Segment Reporting
         -----------------
         The Company currently operates in a single segment. In addition, financial results are prepared and reviewed by management as a single operating segment. The Company continually evaluates its operating activities and the method utilized by management to evaluate such activities and will report on a segment basis when appropriate to do so.

         Fair Value of Financial Instruments
         -----------------------------------
         The carrying values of cash, note receivable, note payable, accounts payable and other accrued liabilities approximate fair value due to either their short-term nature or interest rates which approximate market rates. It was not practicable to estimate the fair value of the convertible promissory notes payable due to the equity conversion provision embodied in the notes.

         New Accounting Pronouncements
         -----------------------------
         The Company does not expect the adoption of any issued, but not yet effective, accounting pronouncements to have a material effect, if any, on its financial position or results of operations.

Note 4.  License Agreement

         On June 21, 2002, the Company entered into a U.S. technology license agreement with Bio-Products International, Inc., an Alabama corporation, with respect to patented methods and processes developed by Dr. Michael H. Eley in conjunction with the University of Alabama in Huntsville. The patented technology was designed to provide for the processing and separation of material contained in Municipal Solid Waste (MSW). This unique process, known as pressurized steam classification, treats MSW with a combination of time, temperature and pressure. Temperatures of several hundred degrees sterilize the material and the pressure, and agitation causes a pulping action. This combination is designed to result in a large volume reduction, yielding high-density, sterilized product that is ready for market. The most recent patent includes the capturing of all Volatile Organic Compounds and was granted by the United States Patent and Trademark Office in October 2001.

         The University of Alabama in Huntsville currently holds the patent for the technology. This patent was licensed to Bio-Products, Inc. and this license was assigned to the Company for the United States.

         The license extends for a period of 20 years from the effective date of the agreement. The agreement shall be automatically extended until the expiration date of the last patent issued to Bio-Products and/or the University of Alabama in Huntsville covering the Technology.

         For the license, the Company paid a one-time fee of $350,000 paid in several installments, the final installment of $167,500, is due in June 2004, two years after the signing of the agreement. The Company has recorded an intangible asset at $350,000 and has recorded a payable for the outstanding balance.

         In addition, the Company is obligated to pay a royalty for every ton of waste processed using the licensed technology as follows:

                        Rate                      Tons processed per day
                        ----                      ----------------------
                        $0.50                             1  -  2,000
                        $1.00                         2,000  - 10,000
                        $1.50                        10,000    and up

         In addition, the Company is obligated to pay a bonus to Bio-Products of two and one half percent (2.5%) of the gross sales price in excess of ten dollars ($10.00) per ton for the cellulosic product produced from MSW, utilizing the Technology.

         As additional consideration and for their experience and know-how regarding the Technology, the Company agreed to pay Bio-Products a monthly payment for technical services of ten thousand dollars ($10,000) per month from January, 2003 to May 2004 and twenty thousand dollars ($20,000) thereafter.

         Due to the proprietary nature of the vessel design utilized in the process, the Company also agreed that Bio-Products shall maintain the exclusive right of vessel manufacture, and the Company shall purchase all required process vessels exclusively from Bio-Products at a purchase price of cost plus 15%.

         In 2003, the Company loaned an officer of Bio-Products $12,336. The amount is shown as current note receivable on the Company's balance sheet. This note was repaid in April 2004.

Note  5.  SIGNIFICANT CONTRACT

         In June 2003, the Company signed a 25-year contract with Taormina Industries, a wholly-owned division of Republic Services (Republic) whereby Republic will deliver 2,500 tons per day of waste to the Company for processing. The initial facility will be located on the campus of Republic in Anaheim, California and will be capable of processing 500 tons per day. The second phase calls for the Company to build a 2,000 ton per day plant in the Anaheim area. It is estimated that the initial facility will cost the Company approximately $8.6 million and it is projected to be completed in December, 2004, if the Company is successful in raising the necessary funds. It is estimated that the second phase will cost the Company approximately $35 million, excluding land and building, and it is projected to be completed in early 2006, if the Company is successful in raising the necessary funds. The agreement also grants Republic a Right of First Refusal for an additional 10 counties throughout California where Republic has operations. Under the terms of this first contract, Republic will pay an initial tipping fee of $30 per ton to the Company. The ultimate success of the Company is highly dependent on the ability of both parties to the contract to fulfill their obligations, of which there can be no assurance.

         Also, as part of the Republic contract, the Company has agreed to enter into a lease with Republic for the initial facility on Republic's campus. The specifics of this lease and its commencement date have not been finalized. The Company will also be required to lease facilities to complete the second phase of the contract.

Note 6.  NOTE PAYABLE

         Note payable is comprised as follows:

                                                           December 31,
                                                     2003               2002
                                                     ----               ----
            Note Payable, monthly installments
            of $575, with interest at 7.8%,
            secured by a vehicle                 $ 27,310            $ 31,883

            Less Current portion                    4,943               4,573
                                                  -------             -------
                                                 $ 22,367            $ 27,310
                                                   ======              ======


         The following is a summary of principal maturities of the Note Payable for years ending December 31:

                                      2004                      $   4,943
                                      2005                          5,342
                                      2006                          5,774
                                      2007                          6,241
                                      2008                          5,010
                                                                 --------
                                                                 $ 27,310
                                                                 ========

Note 7.  CONVERTIBLE PROMISSORY NOTES PAYABLE

         Convertible Promissory Notes Payable are convertible into common stock of World Waste of Anaheim, Inc. until 90 days after the first plant is fully operational. The number of shares shall be equal in value to the outstanding balance of the note and shall constitute 0.01% ownership in World Waste of Anaheim, Inc. for each $1,000 of the Note Payable. The Notes accrue interest at eight percent (8%) per annum. Unconverted promissory notes payable plus accrued interest are due and payable December 31, 2004.

Note 8.  INCOME TAXES

         The Company has a deferred tax asset of approximately $459,000 related to net operating loss carryforwards of approximately $1,164,000 expiring through 2023, which has been fully reserved due to uncertainties as to its realizability. The valuation allowance increased by $315,000 in 2003 and $144,000 in 2002. The availability of the operating loss carryforwards to offset future taxable income may be limited or curtailed resulting from changes in the Company's stockholders subsequent to December 31, 2003.

         The provision for income taxes differs from the amount using the statutory federal income tax rate of 34% as follows:

                                                        2003        2002
                                                        ----        ----

           Federal tax benefit at statutory rate   $ 269,000   $ 123,000

           State tax benefit, net                     46,000      21,000

           Increase in valuation allowance          (315,000)   (144,000)
                                                   ---------   ---------
           Provision for Income Taxes              $     -0-   $     -0-
                                                   =========   =========

Note 9.  COMMITMENT AND CONTINGENCIES

         As of April 2004, the Company has entered into purchase commitments related to the construction of the initial phase of the Republic contract of $1,757,340 against which payments of $419,375 have been made.

         Certain affiliates and the principal shareholders and officers of the Company are named defendants in a lawsuit alleging breach of contract, fraud, and misrepresentation related to the breach of a residential real estate lease and a potentially "detachable" warrant to purchase 5% of the Company. It is probable that the Company will also be named in this lawsuit. The principals have and intend to continue to defend themselves on the merits of the case vigorously. The Company does not believe that a settlement, if any, or the cost to defend will have a material impact on the operations of the Company. It is the Company's policy to expense legal costs as incurred.

Note 10.  RELATED PARTY TRANSACTIONS

         Transactions with the Placement Agent
         -------------------------------------
         In December 2003, in connection with the anticipated offering of Shares in a Private Placement offering, the Company entered into an agreement with Cagan McAfee Capital Partners, LLC and its affiliated broker dealer Peyton, Chandler & Sullivan, Inc., the Placement Agent, to provide the Company with investment banking advisory and consulting services. The Placement Agent will receive a fee of cash and stock in connection with this offering and a monthly retainer for advisory services.

         Other Related Party Transactions
         --------------------------------
         In March 2004, Steve Racoosin, the Company's President, entered into an agreement with Cagan McAfee Capital Partners, LLC for the purpose of retaining them to act as his agent to assist in the sale of 500,000 shares of Common Stock of World Waste Technologies, Inc. at $1.00 per share and the cancellation of 500,000 shares for no consideration.

Note 11. EMPLOYMENT CONTRACTS

         The Company entered into employment contracts with two members of its senior executive management. The employment contracts have a term of five years and expire on December 31, 2007 and January 17, 2008. The executives may only be terminated for cause. The employment contracts cover the executives' duties and annual salaries.

Note 12.  EARNINGS PER SHARE

         The Company has adopted Statement of Financial Accounting Standards No. 128, "Earnings per Share" (SFAS No. 128). SFAS No. 128 provides for the calculation of basic and diluted earnings per share. Basic earnings per share includes no dilution and is computed by dividing income available to common shareholders by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflects the potential dilution of securities that could share in the earnings of an entity, such as stock options, warrants or convertible securities. Potential common shares related to convertible promissory notes payable were not included in the calculation of diluted earnings per share in 2003 and 2002 because of their antidilutive effect.

Note 13.  SUBSEQUENT EVENTS

         In March 2004, the Company received a net of $16,500 of financing in the form of additional Convertible Promissory Notes Payable.

         In March 2004, World Waste of America, Inc., merged with a wholly-owned subsidiary of Waste Solutions, Inc., a California corporation, to create World Waste Technologies, Inc. (WWTI). Cagan McAfee Capital
         Partners, LLC, the Placement Agent, and its affiliates were the controlling shareholders of Waste Solutions, Inc. Waste Solutions, Inc. is a shell with no material operations. As part of the merger, WWTI obtained an additional $750,000 for the issuance of a convertible secured promissory note at the time of the merger and an additional $250,000 in April 2004. WWTI issued a warrant for the purchase of 133,333 shares of its common stock in connection with these additional funds. The transaction will be accounted for as a reverse merger. Accordingly, the Company will be considered the accounting acquirer and assets and liabilities of the Company will not be adjusted as a result of the merger.

         Later in March, 2004, WWTI entered into an Agreement and Plan of Reorganization with Voice Powered Technologies International, Inc., a California corporation ("VPTI"), to merge with and into VPTI. VPTI is a publicly-traded company trading under the stock symbol VPTI.OB. VPTI is a shell corporation with no material operations. Assuming the satisfactory completion of all closing conditions, including, but not limited to, regulatory approval, the Merger is expected to close in June 2004. As part of the merger agreement WWTI shareholders will receive approximately 95% of the outstanding shares of VPTI. Upon completion of the Merger, VPTI plans to change its name to World Waste Technologies, Inc. The transaction will be accounted for as a reverse merger. Accordingly, WWTI will be considered the accounting acquirer and assets and liabilities of WWTI will not be adjusted as a result of the merger.

         In March, 2004, the Company entered into a lease for office space in San Diego. The lease term is for two years commencing April 1, 2004. Annual rent is $54,943.20 for year one and $56,633.76 for year 2.

Note 14. PRO FORMA DISCLOSURES (UNAUDITED)

         Waste Solutions, Inc. and VPTI had immaterial assets and liabilities as of December 31, 2003 and immaterial revenue and expenses for the year ended December 31, 2003. Consequently, pro forma condensed financial information for the Company, Waste Solutions, Inc. and VPTI combined as of December 31, 2003, for the year ended December 31, 2003 would be substantially the same as that reported in the accompanying financial statements.

                 World Waste Technologies, Inc. and Subsidiaries
                          (A Development Stage Company)
                      Unaudited Consolidated Balance Sheet

                                                      March 31    December 31
ASSETS:                                                 2004          2003
                                                   -------------  -------------
Current Assets:                                    $              $
 Cash                                                  470,226        167,619
 Prepaid Expenses                                       51,120         18,676
 Employee Receivables                                                     409
 Note Receivable                                        12,336         12,336
                                                   -----------    -----------
Total Current Assets                                   533,682        199,040

Equipment, net                                          27,138         28,674

Other Assets:
 Patent License                                        350,000        350,000
                                                   -----------    -----------
 TOTAL ASSETS                                      $   910,820    $   577,714
                                                   ===========    ===========
LIABILITIES AND STOCKHOLDERS DEFICIT:

LIABILITIES:
Current Liabilities:                               $              $
 Accounts Payable                                      140,869         12,500
 Accrued Salaries Payable                               61,140        122,830
 Accrued Interest Payable                               96,446         73,032
 Accrued Advisory Services                              75,000         30,000
 Payable to Bio-Products, Inc.                         167,500        167,500
 Other Liabilities                                       5,784            800
 Current portion of Note Payable                         5,040          4,943
 Convertible Promissory Notes Payable                1,193,500      1,177,000
                                                   -----------    -----------
Total Current Liabilities                            1,745,279      1,588,605
                                                   -----------    -----------
Long Term Liabilities:
 Note Payable, less current portion                     21,070         22,367
                                                   -----------    -----------
Total Long Term Liabilities                             21,070         22,367
                                                   -----------    -----------
 TOTAL LIABILITIES                                   1,766,349      1,610,972
                                                   -----------    -----------
STOCKHOLDERS' DEFICIT:
 Common Stock - $.00001 par value: 50,000,000
   shares authorized, 10,000,000 shares issued
   and outstanding at December 31, 2003 and 2002           100            100

 Additional Paid-in-Capital                             75,336         73,136
 Common Stock Subscription                             875,000        125,000
 Deficit Accumulated during development stage       (1,805,965)    (1,231,494)
                                                   -----------    -----------
 TOTAL STOCKHOLDERS' EQUITY                           (855,529)    (1,033,258)
                                                   -----------    -----------
 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY        $   910,820    $   577,714
                                                   ===========    ===========
                                       58

                 World Waste Technologies, Inc. and Subsidiaries
                          (A Development Stage Company)
                 Unaudited Consolidated Statements of Operations



                                                                June 18, 2002
                                       For the Quarters Ended   (Inception) to
                                  March 31, 2004 March 31, 2003 March 31, 2004 *
                                  -------------- -------------- --------------
EXPENSES:                         $              $              $

 Research and Development              (44,809)       (94,581)      (277,548)

 General and Administrative:
   Salaries                           (138,576)       (71,571)      (580,599)
   Professional Fees                  (253,419)                     (363,799)
                                                                        (819)
   Legal Fees                          (82,570)        (8,274)      (180,631)
   Rent                                 (4,875)       (12,000)       (83,875)
   Marketing                                 -        (21,503)       (17,208)
   Travel                               (7,631)        (9,350)       (40,628)
   Other                               (18,301)       (14,986)       (93,762)
                                  ------------   ------------   ------------
 Loss from Operations                 (550,181)      (233,084)    (1,638,050)
                                  ------------   ------------   ------------
OTHER EXPENSES:

 Interest Expense                      (24,290)       (10,299)      (100,389)
                                  ------------   ------------   ------------
 Total Other Expenses                  (24,290)       (10,299)      (100,389)
                                  ------------   ------------   ------------
 Net Loss                         $   (574,471)  $   (243,383)  $ (1,738,439)
                                  ============   ============   ============
 Basic and diluted Net Loss
 per share                        $      (0.06)  $      (0.02)  $      (0.17)
                                  ============   ============   ============
 Weighted average number of
 shares outstanding used in
 calculation                        10,000,000     10,000,000     10,000,000
                                  ============   ============   ============

               *Approximately $67,526 in Consulting and Travel expenses incurred prior to inception of the business on June 18, 2002 are not included.

                 World Waste Technologies, Inc. and Subsidiaries
                          (A Development Stage Company)
            Unaudited Consolidated Statement of Stockholders' Deficit

                               Common Stock   Additional
                            ------------------  Paid in  Common Stock  Retained
                              Shares   Dollars  Capital  Subscription  Deficit *        Total
                            ---------- ------- --------- ------------ ------------ ------------
                                       $       $         $            $            $
Preformation Expenses                                                     (67,526)     (67,526)
Formation - June 18, 2002   10,000,000     100    73,036                                73,136

 Net Loss - 2002                                                         (359,363)    (359,363)
                            ---------- ------- --------- -----------  -----------  -----------
December 31, 2002           10,000,000     100    73,036           -     (426,889)    (353,753)

 Additional Paid in Capital                          100                                   100
 Common Stock Subscribed                                     125,000                   125,000
 Net Loss - 2003                                                         (804,605)    (804,605)
                            ---------- ------- --------- -----------  -----------  -----------
December 31, 2003           10,000,000     100    73,136     125,000   (1,231,494)  (1,033,258)


 Additional Paid in Capital                        2,200                                 2,200
 Common Stock Subscribed                                     750,000                   750,000
 Net Loss - 1st Quarter 2004                                             (574,471)    (574,471)
                            ---------- ------- --------- -----------  -----------  -----------
March 31, 2004              10,000,000 $   100 $  75,336 $   875,000  $(1,805,965) $  (855,529)
                            ========== ======= ========= ===========  ===========  ===========

 *Accumulated during development stage

                 World Waste Technologies, Inc. and Subsidiaries
                          (A Development Stage Company)
                 Unaudited Consolidated Statements of Cash Flow
                                                                  June 18, 2002
                                               Quarter Ended     (Inception) to
                                               March 31, 2004    March 31, 2004*
                                               --------------    --------------
Cash Flow from Operating Activities:           $                 $

  Net Loss                                         (574,471)       (1,738,439)

Adjustments to reconcile net loss to net cash used in operating activities:

  Depreciation                                        1,536             9,729

Changes in operating assets and
liabilities:

  Prepaid Expenses                                  (32,444)          (51,120)
  Employee Receivable                                   409             - 0 -
  Note Receivable                                     - 0 -          (182,500)
  Accounts Payable                                  128,369           140,869
  Accrued Salaries                                  (61,690)           61,140
  Accrued Interest                                   23,414            96,446
  Accrued Advisory Services                          45,000            75,000
  Accrued Other Liabilities                           4,984             5,784
                                               ------------      ------------
  Net Cash used in Operating Activities            (464,893)       (1,583,091)
                                               ------------      ------------
Cash flows from investing activities:
  Purchase of Vehicle                                                  (4,000)
  Note Receivable                                                     (12,336)
                                               ------------      ------------
                                                          -           (16,336)
                                               ------------      ------------
Cash flows from financing activities:

  Note Payable on Vehicle                            (1,200)           (6,757)
  Convertible Promissory Notes Payable               16,500         1,125,974
  Common Stock Subscription                         750,000           875,000
  Additional Paid in Capital                          2,200            75,436
                                               ------------      ------------
                                                    767,500         2,069,653
                                               ------------      ------------
Net Increase in Cash                                302,607           470,226

Beginning Cash                                      167,619             - 0 -
                                               ------------      ------------
Ending Cash                                    $    470,226      $    470,226
                                               ============      ============
Interest Paid                                  $        876      $      3,943

Income Taxes Paid                              $      - 0 -      $      - 0 -

 *During 2002, the Company issued $67,526 of Convertible Promissory Notes payable for preformation funds received and expended prior to Inception.

                 World Waste Technologies, Inc. and Subsidiaries
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      March 31, 2004 and December 31, 2003

Note 1.  DESCRIPTION OF BUSINESS

         The accompanying Consolidated Financial Statements include the accounts of World Waste Technologies, Inc. and its wholly owned subsidiaries World Waste of Anaheim, Inc., World Waste of California, Inc. All significant inter-company accounts and transactions have been eliminated upon consolidation. World Waste Technologies, Inc. (WWTI), a California corporation, was formed on June 18, 2002 as World Waste of America, Inc. WWTI holds the U.S. license from Bio-Products International, Inc. with respect to patented technology developed at the University of Alabama in Huntsville, which technology was designed to convert a large percent of Municipal Solid Waste into valuable commodities. It is anticipated that additional value will be realized through the capture of inorganic, recyclable materials such as aluminum, steel, plastic bottles and low-grade plastics. The Company intends to generate revenue from receiving the waste (tipping fees) and from selling cellulose and recyclable materials.

         In March 2004, World Waste of America, Inc., merged with a wholly-owned subsidiary of Waste Solutions, Inc., a California corporation, to create World Waste Technologies, Inc. (WWTI). Cagan McAfee Capital
         Partners, LLC, the Placement Agent, and its affiliates were the controlling shareholders of Waste Solutions, Inc. Waste Solutions, Inc. is a shell with no material operations. The transaction will be accounted for as a reverse merger. Accordingly, WWTI will be considered the accounting acquirer and assets and liabilities of the company will not be adjusted as a result of the merger. Following the merger, WWTI obtained $750,000 for the issuance of a convertible secured promissory note and an additional $250,000 in April 2004. WWTI also issued a warrant for the purchase of 133,333 shares of its common stock in connection with these additional funds. Later in March, the convertible promissory note was exchanged for a subscription agreement to purchase Common Stock in WWTI.

         Later in March 2004, WWTI entered into an Agreement and Plan of Reorganization with Voice Powered Technologies International, Inc., a California corporation ("VPTI"), to merge with and into VPTI. VPTI is a publicly-traded company trading under the stock symbol VPTI.OB. VPTI is a shell corporation with no material operations. Assuming the satisfactory completion of all closing conditions, including, but not limited to, regulatory approval, the Merger is expected to close in June 2004. As part of the merger agreement WWTI shareholders will receive approximately 95% of the outstanding shares of VPTI. Upon completion of the Merger, VPTI plans to change its name to World Waste Technologies, Inc. The transaction will be accounted for as a reverse merger. Accordingly, WWTI will be considered the accounting acquirer and assets and liabilities of WWTI will not be adjusted as a result of the merger.

                 World Waste Technologies, Inc. and Subsidiaries
                          (A Development Stage Company)

Note 2.  GOING CONCERN

         The accompanying Consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the financial statements, the Company incurred a net loss of $574,471 for the first quarter of 2004 compared to a net loss of $243,383 for the first quarter of 2003, and the Company had an accumulated deficit of $1,805,965 as of March 31, 2004. The Company does not have the funds necessary to repay the $1,193,500 of Convertible Promissory Notes Payable, which are due December 31, 2004. There is no assurance that Note holders will convert these Notes into common stock. The Company expects to incur substantial additional costs and capital expenditures to complete the initial facility and through the initial year of processing. The ability to complete and operate the facility is subject to the Company obtaining funding and obtaining equipment financing. If this funding is not obtained the Company will be unable to continue as a going concern for a reasonable period of time.

         The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. The Company's continuation as a going concern is dependent upon its ability to generate sufficient cash flow to meet its obligations on a timely basis, to obtain additional financing as may be required, and ultimately to attain successful operations. Management is continuing its efforts to obtain additional funds so that the Company can meet its obligations.

         WWTI believes that its existing funds will be sufficient to fund its operating expenses and capital requirements into the third quarter of 2004. The Company intends to raise additional debt and/or equity financing to sustain its operations and to complete its capital expenditures, although there can be no assurance that it will be able to raise such funds on terms acceptable to the Company, or at all.

Note 3.  SUMMARY OF ITS SIGNIFICANT ACCOUNTING POLICIES

         Basis of Presentation
         ---------------------
         The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. The Company is a new enterprise in the development stage as defined by Statement No. 7 of the Financial Accounting Standards Board, since it has derived no revenues from its activities to date.

                 World Waste Technologies, Inc. and Subsidiaries
                          (A Development Stage Company)

         Use of Estimates
         ----------------
         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         Concentration of Credit Risk
         ----------------------------
         The Company maintains its cash balances in a financial institution. Cash balances at the institution are insured by the Federal Deposit Insurance Corporation up to $100,000.

         Equipment
         ---------
         Equipment is stated at cost. Depreciation is computed on the straight-line method over the estimated useful asset lives. At March 31, 2004 and December 31, 2003 the only equipment of the Company was a truck which is secured as collateral to a note payable. It is being depreciated over an estimated life of six years. Repairs and maintenance are charged to expense as incurred.

         Intangibles
         -----------
         Intangible assets are recorded at cost. At March 31, 2004 and December 31, 2003, the Company's only intangible asset was the License to the patented technology. The Company will begin amortizing this intangible asset upon completion of the first facility on a straight-line basis over the remaining life of the License. The Company's policy regarding intangible assets is to review such intangible assets for impairment whenever events or changes in circumstances indicate that its carrying amount may not be recoverable. If the review indicates that intangible assets are not recoverable (i.e. the carrying amount is less than the future projected undiscounted cash flows), its carrying amount would be reduced to fair value. The Company carried no goodwill on its books at either March 31, 2004 or December 31, 2003 . Further, during the first quarter of 2004 the Company had no material impairment of its intangible asset.

         Research and Development
         ------------------------
         Research and development costs are charged to operations when incurred.

         Income Taxes
         ------------
         The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards ("SFAS") No. 109, " Accounting for Income Taxes." In accordance with SFAS No. 109, the Company records a

                 World Waste Technologies, Inc. and Subsidiaries
                          (A Development Stage Company)



         valuation allowance against net deferred tax assets if, based upon the available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income and when temporary differences become deductible. The Company considers, among other available information, uncertainties surrounding the recoverability of deferred tax assets, scheduled reversals of deferred tax liabilities, projected future taxable income, and other matters in making this assessment.

         Segment Reporting
         -----------------
         The Company currently operates in a single segment. In addition, financial results are prepared and reviewed by management as a single operating segment. The Company continually evaluates its operating activities and the method utilized by management to evaluate such activities and will report on a segment basis when appropriate to do so.

         Fair Value of Financial Instruments
         -----------------------------------
         The carrying values of cash, note receivable, note payable, accounts payable and other accrued liabilities approximate fair value due to either their short-term nature or interest rates which approximate market rates. It was not practicable to estimate the fair value of the convertible promissory notes payable due to the equity conversion provision embodied in the notes.

         New Accounting Pronouncements
         -----------------------------
         The Company does not expect the adoption of any issued, but not yet effective, accounting pronouncements to have a material effect, if any, on its financial position or results of operations.

Note 4.  License Agreement

         On June 21, 2002, the Company entered into a U.S. technology license agreement with Bio-Products International, Inc., an Alabama corporation with respect to patented methods and processes developed by Dr. Michael
         H. Eley in conjunction with the University of Alabama in Huntsville. The patented technology was designed to provide for the processing and separation of material contained in Municipal Solid Waste (MSW). This unique process, known as pressurized steam classification, treats MSW with a combination of time, temperature and pressure. Temperatures of several hundred degrees sterilize the material and the pressure, and agitation causes a pulping action. This combination is designed to result in a large volume reduction, yielding high-density, sterilized product that is ready for market. The most recent patent includes the

                 World Waste Technologies, Inc. and Subsidiaries
                          (A Development Stage Company)

         capturing of all Volatile Organic Compounds and was granted by the United States Patent and Trademark Office in October 2001.

         The University of Alabama in Huntsville currently holds the patent for the technology. This patent was licensed to Bio-Products, Inc. and this license was assigned to the Company for the United States.

         The license extends for a period of 20 years from the effective date of the agreement. The agreement shall be automatically extended until the expiration date of the last patent issued to Bio-Products and/or the University of Alabama in Huntsville covering the Technology.

         For the license, the Company paid a one-time fee of $350,000 paid in several installments. The final installment of $167,500 is due in June 2004, two years after the signing of the agreement. The Company has recorded an intangible asset at $350,000 and has recorded a payable for the outstanding balance.

         In addition, the Company is obligated to pay a royalty for every ton of waste processed using the licensed technology as follows:

                  Rate                 Tons processed per day
                  ----                 ----------------------
                  $0.50                     1     -     2,000
                  $1.00                 2,000     -    10,000
                  $1.50                10,000          and up

         In addition, the Company is obligated to pay a bonus to Bio-Products of two and one half percent (2.5%) of the gross sales price in excess of ten dollars ($10.00) per ton for the cellulosic product produced from MSW, utilizing the Technology.

         As additional consideration and for their experience and know-how regarding the Technology, the Company agreed to pay Bio-Products a monthly payment for technical services of ten thousand dollars ($10,000) per month from January, 2003 to May 2004 and twenty thousand dollars ($20,000) thereafter.

         Due to the proprietary nature of the vessel design utilized in the process, the Company also agreed that Bio-Products shall maintain the exclusive right of vessel manufacture, and the Company shall purchase all required process vessels exclusively from Bio-Products at a purchase price of cost plus 15%.

         In 2003, the Company loaned an officer of Bio-Products $12,336. The amount is shown as current note receivable on the Company's balance sheet. This note was repaid in April 2004.

Note 5.  SIGNIFICANT CONTRACT

         In June 2003, the Company signed a 25-year contract with Taormina Industries, a wholly-owned division of Republic Services (Republic)

                 World Waste Technologies, Inc. and Subsidiaries
                          (A Development Stage Company)

         whereby Republic will deliver 2,500 tons per day of waste to the Company for processing. The initial facility will be located on the campus of Republic in Anaheim, Ca. and will be capable of processing 500 tons per day. The second phase calls for the Company to build a 2,000 ton per day plant in the Anaheim area. It is estimated that the initial facility will cost the Company approximately $8.6 million and is projected to be completed in December, 2004, if the company is successful in raising the necessary funds. It is estimated that the second phase will cost the Company approximately $35 million, excluding land and building, and is projected to be completed in early 2006, if the company is successful in raising the necessary funds. The agreement also grants Republic a Right of First Refusal for an additional 10 counties throughout California where Republic has operations. Under the terms of this first contract, Republic will pay an initial tipping fee of $30 per ton to the Company. The ultimate success of the Company is highly dependent on the ability of both parties to the contract to fulfill their obligations, of which there can be no assurance.

         Also, as part of the Republic contract, the Company has agreed to enter into a lease with Republic for the initial facility on Republic's campus. The specifics of this lease and its commencement date have not been finalized. The Company will also be required to lease facilities to complete the second phase of the contract.

Note 6.  NOTE PAYABLE

         Note payable is comprised as follows:
                                                                 March 31,
                                                                   2004
                  Note Payable, monthly installments
                  of $575, with interest at 7.8%,
                  secured by a vehicle                          $ 26,110 *

                  Less Current portion                             5,040
                                                                --------

                                                                $ 21,070

         The following is a summary of principal maturities of the Note Payable for years ending December 31:
                                      2004                      $   3,743
                                      2005                          5,342
                                      2006                          5,774
                                      2007                          6,241
                                      2008                          5,010
                                                                 --------
                                                               * $ 26,110

                 World Waste Technologies, Inc. and Subsidiaries
                          (A Development Stage Company)

Note 7.  CONVERTIBLE PROMISSORY NOTES PAYABLE, NET

         Convertible Promissory Notes Payable are convertible into common stock of World Waste of Anaheim, Inc. until 90 days after the first plant is fully operational. The number of shares shall be equal in value to the outstanding balance of the note and shall constitute 0.01% ownership in World Waste of Anaheim, Inc. for each $1,000 of the Note Payable. The Notes accrue interest at eight percent (8%) per annum. Unconverted promissory notes payable plus accrued interest are due and payable December 31, 2004.

Note 8.  COMMITMENT AND CONTINGENCIES

         As of April 2004, the Company has entered into purchase commitments related to the construction of the initial phase of the Republic contract of $1,757,340, against which payments of $419,375 have been made.

         Certain subsidiaries and the principal shareholders and officers of the Company are named defendants in a lawsuit alleging breach of contract, fraud, and misrepresentation related to the breach of a residential real estate lease and a potentially "detachable" warrant. The principals have and intend to continue to defend themselves on the merits of the case vigorously. The Company does not believe that a settlement, if any, or the cost to defend will have a material impact on the operations of the Company. It is the Company's policy to expense legal costs as incurred.

         In March 2004, the Company entered into a lease for office space in San Diego. The lease term is for two years commencing April 1, 2004. Annual rent is $54,943.20 for year one and $56,633.76 for year 2.

Note 9.  RELATED PARTY TRANSACTIONS

         Transactions with the Placement Agent
         -------------------------------------
         In December 2003, in connection with the anticipated offering of Shares in a Private Placement offering, the Company entered into an agreement with Cagan McAfee Capital Partners, LLC and its affiliated broker dealer Peyton, Chandler & Sullivan, Inc., the Placement Agent, to provide the Company with investment banking advisory and consulting services. The Placement Agent will receive a fee of cash and stock in connection with this offering and a monthly retainer for advisory services.

         Other Related Party Transactions
         --------------------------------
         In March 2004, Steve Racoosin, the Company's President, entered into an agreement with Cagan McAfee Capital Partners, LLC for the purpose of retaining them to act as his agent to assist in the sale of 500,000 shares at $1.00 per share and the cancellation of 500,000 shares for no consideration.

                 World Waste Technologies, Inc. and Subsidiaries
                          (A Development Stage Company)

Note 10. EMPLOYMENT CONTRACTS

         The Company entered into employment contracts with three members of its senior executive management. The employment contracts have a term of five years and expire on December 31, 2007, January 17, 2008 and February 28, 2009. The executives may only be terminated for cause. The employment contracts cover the executives' duties and annual salaries.

Note 11. EARNINGS PER SHARE

         The Company has adopted Statement of Financial Accounting Standards No. 128, "Earnings per Share" (SFAS No. 128). SFAS No. 128 provides for the calculation of basic and diluted earnings per share. Basic earnings per share includes no dilution and is computed by dividing income available to common shareholders by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflects the potential dilution of securities that could share in the earnings of an entity, such as stock options, warrants or convertible securities. Potential common shares related to convertible promissory notes payable were not included in the calculation of diluted earnings per share in 2003 and 2002 because of their antidilutive effect.


Note 12. SUBSEQUENT EVENTS

         In March 2004, the Company entered into a lease for office space in San Diego. The lease term is for two years commencing April 1, 2004. Annual rent is $54,943.20 for year one and $56,633.76 for year 2.

         In April 2004, the Company obtained an additional $250,000 for Common Stock.


Note 13. PRO FORMA DISCLOSURES (UNAUDITED)

         Waste Solutions, Inc. and VPTI had immaterial assets and liabilities as of December 31, 2003 and immaterial revenue and expenses for the year ended December 31, 2003. Consequently, pro forma condensed financial information for the Company, Waste Solutions, Inc. and VPTI combined as of December 31, 2003, for the year ended December 31, 2003 would be substantially the same as that reported in the accompanying financial statements.

                             ADDITIONAL INFORMATION

         This Information Statement should be read in conjunction with certain reports that we previously filed with the Securities and Exchange Commission (the "SEC"), including our:

         Current Report dated March 29, 2004 (the "Form 8-K");

         Annual Report for the year ended December 31, 2003 (the "Form 10-KSB");

         Quarterly  Report  for the  period  ended  March 31,  2004  (the  "Form
10-QSB").

         Copies of these reports are not included in this Information Statement but may be obtained from the SEC's web site at www.sec.gov. We will mail copies of our prior SEC reports to any shareholder upon written request.




                                 BY ORDER OF THE BOARD OF DIRECTORS


                                 /s/ Rob Larcara
                                 -----------------
                                 Rob Larcara
                                 President

Encino, California
May 25, 2004

                                                                      Appendix A



                 AMENDED AND RESTATED ARTICLES OF INCORPORATION

                                       OF

                         VOICE POWERED TECHNOLOGY, INC.

Rob Larcara and Gary Saderup hereby certify that:



      1. They are the President and Secretary, respectively, of Voice Powered Technology International, Inc., a California corporation.

      2. The Articles of Incorporation of this corporation are hereby amended and restated to read in their entirety as follows:


          ONE: The name of this corporation is World Waste Technologies, Inc.
          ---

          TWO: The purpose of this corporation is to engage in any lawful act or
          ---
      activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

          THREE:  This  corporation is authorized to issue two classes of shares
          -----
      of stock designated "Common Stock" and "Preferred Stock," respectively. The total number of shares of stock which this corporation shall have authority to issue is 110,000,000 shares, consisting of 100,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock.

      A.  Common Stock

                   1. Except where otherwise provided by law, by these Amended and Restated Articles of Incorporation, or by resolution of the Board of Directors pursuant to this Article THREE, the holders of the Common Stock issued and outstanding shall have and possess the exclusive right to notice of shareholders' meetings and the exclusive voting rights and powers.

                   2. Subject to all of the rights of the Preferred Stock, dividends may be paid on the Common Stock, as and when declared by the Board of Directors, out of any funds of the corporation legally available for the payment of such dividends

      B.  Preferred Stock

      The Preferred Stock may be divided into such number of series as the Board of Directors may determine. The Board of Directors is authorized to determine and alter the rights, preferences, privileges and restrictions, or any of them, granted to or imposed upon any wholly unissued series of Preferred Stock and to fix the number of shares of any series of Preferred Stock and the designation of any such series of Preferred Stock. The Board of Directors, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, may increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series.

      C.  Reverse Stock Split

         (a) Upon the filing of these Amended and Restated Articles of Incorporation, each outstanding share of the corporation's Common Stock shall be split up and converted into one-sixtieth (1/60th) of one share of Common Stock, without change in the aggregate number of shares of Common Stock the corporation shall be authorized to issue pursuant to this Article Three.


         (b) In lieu of the issuance of any fractional shares that would otherwise result from paragraph (a) above, the corporation shall issue to any shareholder that would otherwise receive fractional shares one whole share, the additional shares thereby issued being taken from authorized but theretofore unissued shares of Common Stock.



         FOUR:    A.  This  Article FOUR  shall become effective only  when this
         ----
         corporation  becomes a listed corporation within the meaning of Section
         301.5 of the California General Corporations Law ("California Law"), which section provides that a listed corporation means a corporation with outstanding shares listed on the New York Stock Exchange or the American Stock Exchange, or a corporation with outstanding securities designated as qualified for trading as a national market system security on the National Association of Securities Dealers Automatic Quotation System (or any successor national market system) if the corporation has at least 800 holders of its equity securities as of the record date of the corporation's most recent annual meeting of shareholders.

                  B. Upon the effectiveness of this Article FOUR, the election of directors by the shareholders shall not be by cumulative voting. At each election of directors, each shareholder entitled to vote may vote all the shares held by that shareholder for each of several nominees for director up to the number of directors to be elected. The shareholder may not cast more votes for any single nominee than the number of shares held by the shareholder.

         FIVE:  The liability of the directors of this  corporation for monetary
         ----
         damages shall be eliminated to the fullest extent permissible under California law. This corporation is authorized to provide indemnification of agents (as defined in Section 317 of the California
         Law) through bylaw provisions, agreements with agents, vote of shareholders or disinterested directors or otherwise, in excess of the indemnification otherwise permitted by Section 317 of the California Law, subject only to the applicable limits set forth in Section 204 of the California Law with respect to actions for breach of duty to the corporation and its shareholders. This corporation is authorized to purchase and maintain insurance on behalf of its agents against any liability asserted against or incurred by the agent in such capacity or arising out of the agent's status as such from a company, the shares of which are owned in whole or in part by this corporation, provided that any policy issued by such company is limited to the extent required by applicable law. Any repeal or modification of the foregoing provisions of this Article FIVE by the shareholders of this corporation shall not adversely affect any right or protection of an agent of this corporation existing at the time of that repeal or modification.

     4. The foregoing Amended and Restated Articles of Incorporation have been duly approved by the Board of Directors of the corporation.


     5. The foregoing Amended and Restated Articles of Incorporation have been duly approved by the required vote of the shareholders of the corporation, in accordance with Section 903 of the California Corporation Code. The total number of outstanding shares of the corporation entitled to vote on the foregoing amendment is 92,970,027 shares of Common Stock. The total number of shares of Common Stock voting in favor of the amendments equaled or exceeded the vote required, which percentage vote required was more than fifty percent (50%).


                                                    ----------------------------
                                                    Rob Larcara, President


                                                    ----------------------------
                                                    Gary Saderup, Secretary

The undersigned declare under penalty of perjury under the laws of the State of California that the matters set forth in the foregoing Certificate of Amendment are true and correct of their own knowledge.

DATED: June __, 2004

                                                    ----------------------------
                                                    Rob Larcara, President


                                                    ----------------------------
                                                    Gary Saderup, Secretary

                                                                      APPENDIX B


















                      AGREEMENT AND PLAN OF REORGANIZATION

                                      AMONG

                  VOICE POWERED TECHNOLOGY INTERNATIONAL, INC.,

                             V-CO ACQUISITION, INC.

                                       AND

                         WORLD WASTE TECHNOLOGIES, INC.



                                 March 25, 2004

                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----



1.       Plan of Reorganization.............................................1

2.       Terms of Merger....................................................2

3.       Delivery of Shares.................................................5

4.       Representations of WW..............................................5

5.       Representations of V-CO and V-ACQ-SUB..............................8

6.       Closing...........................................................12

7.       Actions Prior to Closing..........................................12

8.       Conditions Precedent to the Obligations of WW.....................13

9.       Conditions Precedent to the Obligations of V-CO and V-ACQ-SUB.....14

10.      Survival and Indemnification......................................16

11.      Nature of Representations.........................................16

12.      Documents at Closing..............................................16

13.      Finder's Fees.....................................................17


14.      Additional Covenants..............................................17

15.      Post-Closing Covenants............................................18

16.      Termination.......................................................18

17.      Effects of Termination............................................19

18.      Miscellaneous.....................................................19

Signature Page.............................................................22


Exhibit A -       Agreement of Merger (California)

                      AGREEMENT AND PLAN OF REORGANIZATION
                      ------------------------------------

         This Agreement and Plan of Reorganization (hereinafter the "Agreement") is entered into effective as of this 25th day of March, 2004, by and among Voice Powered Technology International, Inc., a California corporation (hereinafter "V-CO"); V-CO Acquisition, Inc., a newly-formed California corporation (hereinafter "V-ACQ-SUB"); and World Waste Technologies, Inc., a California corporation (hereinafter "WW").


                                    RECITALS
                                    --------

         WHEREAS, V-CO desires to acquire WW as a wholly owned subsidiary and to issue shares of V-CO common stock to the stockholders of WW upon the terms and conditions set forth herein. V-ACQ-SUB is a wholly-owned subsidiary corporation of V-CO that shall be merged into WW, whereupon WW shall be the surviving corporation of said merger and shall become a wholly-owned subsidiary of V-CO (V-ACQ-SUB and WW are sometimes collectively hereinafter referred to as the "Constituent Corporations").

         WHEREAS, the boards of directors of V-CO, V-ACQ-SUB and WW, respectively, deem it advisable and in the best interests of such corporations and their respective stockholders that V-ACQ-SUB merge with and into WW pursuant to this Agreement and the Agreement of Merger (in the form attached hereto as Exhibit "A") and pursuant to applicable provisions of law (such transaction hereafter referred to as the "Merger").

         WHEREAS, V-ACQ-SUB has an authorized capitalization consisting of 50,000,000 shares of $0.00001 par value common stock, of which 1,000 shares shall be issued and outstanding and owned by V-CO as of the closing of the Merger;

         WHEREAS, WW has an authorized capitalization consisting of 50,000,000 shares of common stock, $0.00001 par value ("WW Common Stock"), of which, 16,800,000 shares are currently issued and outstanding, as of the date hereof (giving effect to the conversion of the promissory notes, but excluding warrants excercisable for WW Common Stock, as described herein).

         NOW THEREFORE,  for the mutual  consideration set out herein, and other
good  and  valuable   consideration,   the   sufficiency   of  which  is  hereby
acknowledged, the parties agree as follows:


                                    AGREEMENT
                                    ---------

         1. Plan of  Reorganization.  The  parties to this  Agreement  do hereby
            -----------------------
agree that V-ACQ-SUB shall be merged with and into WW upon the terms and conditions set forth herein and in accordance with the provisions of the California Corporations Code. It is the intention of the parties hereto that this transaction qualify as a tax-free reorganization under Section 368(a)(2)(E) of the Internal Revenue Code of 1986, as amended, and related sections thereunder.

         2. Terms of Merger. In accordance with the provisions of this Agreement
            ---------------
and the requirements of applicable law, V-ACQ-SUB shall be merged with and into WW as of the Effective Date (the terms "Closing" and "Effective Date" are defined in Section 6 hereof). WW shall be the surviving corporation (hereinafter sometimes the "Surviving Corporation") and the separate existence of V-ACQ-SUB shall cease when the Merger shall become effective. Consummation of the Merger shall be upon the following terms and subject to the conditions set forth herein:

            (a) Corporate Existence.
                -------------------

                (1) Commencing with the Effective Date, the Surviving Corporation shall continue its corporate existence as a California corporation and (i) it shall thereupon and thereafter possess all rights, privileges, powers, franchises and property (real, personal and mixed) of each of the Constituent Corporations; (ii) all debts due to either of the Constituent
Corporations, on whatever account, all causes in action and all other things belonging to either of the Constituent Corporations shall be taken and deemed to be transferred to and shall be vested in the Surviving Corporation by virtue of the Merger without further act or deed; and (iii) all rights of creditors and all liens, if any, upon any property of any of the Constituent Corporations shall be preserved unimpaired, limited in lien to the property affected by such liens immediately prior to the Effective Date, and all debts, liabilities and duties of the Constituent Corporations shall thenceforth attach to the Surviving Corporation.

                (2) At the Effective Date, (i) the Articles of Incorporation and the By-laws of WW, as existing immediately prior to the Effective Date, shall be and remain the Articles of Incorporation and By-Laws of the Surviving
Corporation; (ii) the members of the Board of Directors of the Surviving Corporation holding office immediately prior to the Effective Date shall remain as the members of the Board of Directors of the Surviving Corporation (if on or after the Effective Date a vacancy exists on the Board of Directors of the Surviving Corporation, such vacancy may thereafter be filled in a manner provided by applicable law and the By-laws of the Surviving Corporation); and
(iii) until the Board of Directors of the Surviving Corporation shall otherwise determine, all persons who hold offices of the Surviving Corporation at the Effective Date shall continue to hold the same offices of the Surviving Corporation.

            (b) Conversion of Securities.
                ------------------------

         As of the Effective Date and without any action on the part of V-CO, V-ACQ-SUB, WW or the holders of any of the securities of any of these corporations, each of the following shall occur:

                (1) Each one (1) share of WW Common Stock issued and outstanding immediately prior to the Effective Date shall be converted into one (1) share of V-CO Common Stock. All such shares of WW Common Stock shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each certificate previously evidencing any such shares shall thereafter represent the right to receive, upon the surrender of such certificate in accordance with the provisions of Section 3 hereof, certificates evidencing such number of shares of V-CO Common Stock, respectively, into which such shares of WW Common Stock were converted. The holders of such certificates previously evidencing shares of WW Common Stock outstanding immediately prior to the Effective Date shall cease to have any rights with respect to such shares of WW Common Stock except as otherwise provided herein or by law;

                (2) Any shares of WW capital stock held in the treasury of WW immediately prior to the Effective Date shall automatically be canceled and extinguished without any conversion thereof and no payment shall be made with respect thereto;

                (3) Each share of capital stock of V-ACQ-SUB issued and outstanding immediately prior to the Effective Date shall remain in existence as one share of common stock of the Surviving Corporation, which shall be owned by V-CO;

                (4) The 1,200,000 shares of V-CO Common Stock issued and outstanding immediately prior to the Merger (the number of outstanding shares reflecting the one-for-sixty reverse stock split referred to in Section 7(d) below) will remain outstanding after the Merger and cancellation of V-CO Common Stock referred to in 7(c) below.

            (c) Restricted Shares.
                ------------------

                (1) None of the V-CO common stock to be issued to the WW shareholders shall, at the time of Closing, be registered under federal securities' laws but, rather, shall be issued pursuant to an exemption therefrom and be considered "restricted stock" within the meaning of Rule 144 promulgated under the Securities Act of 1933, as amended (the "act"). All of such shares shall bear a legend worded substantially as follows:

                     "The shares represented by this certificate have not been registered under the Securities Act of 1933 (the "Act") and are `restricted securities' as that term is defined in Rule 144 under the Act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company."

                (2) The transfer agent of V-CO shall annotate its records to reflect the restrictions on transfer embodied in the legend set forth above. There shall be no requirement of V-CO to register the V-CO common stock under the Act.

            (d) Other Matters.
                -------------

                (1) Upon the effectiveness of the Merger, each outstanding warrant to purchase WW Common Stock, whether or not then exercisable, shall be converted into a warrant to purchase (in substitution for each share of WW Common Stock subject to an WW warrant) one (1) share of V-CO Common Stock for every one (1) share of WW Common Stock said warrant was exercisable for, on terms substantially and materially similar to the terms and conditions of said warrant prior to conversion.

                (2) Upon execution of this Agreement by the parties hereto, WW shall deliver to V-CO a nonrefundable payment of $25,000 to be used by V-CO to pay for certain outstanding expenses, liabilities and costs of V-CO incurred in connection with this Agreement, including, among other costs, legal, accounting, printing, mailing, and transfer agent fees. At the Closing, WW shall pay V-CO an additional $25,000 for these costs. Any and all costs and/or fees relating to this Agreement and the transactions contemplated hereunder in excess of an aggregate of $50,000 shall be paid by V-CO prior to Closing and the surviving corporation shall have no other obligations to any party for any costs, fees and/or expenses relating to this Agreement or the transactions contemplated hereunder, other than the obligations associated with, and rightfully payable by, WW prior to Closing.

                (3) Upon the Closing, WW shall deliver to V-CO an unaudited Balance Sheet, dated as of no more than seven (7) days prior to the Closing, showing not less than $1,000,000 cash and a net worth of no less than $2,700,000. Such Balance Sheet shall be certified to as true and accurate in all material respects by the President and Secretary of WW.

                (4) As of the Closing and excluding outstanding warrants to purchase up to 300,000 WW Common Stock (the "WW Warrants"), WW shall have no more than 20,800,000 shares of its Common Stock issued and outstanding. Upon the Effective Date of the Merger and excluding the WW Warrants, V-CO shall have no more than 22,000,000 shares of Common Stock issued and outstanding.

                (5) For a period of one year from the effectiveness of the Merger, V-CO and WW agree that V-CO shall not effect a reverse-stock split. After six months from the Effective Date, V-CO shall be entitled to effect a reverse-stock split only in the event that the market upon which its stock trades, provides written notice to V-CO that it will be specifically de-listed from such exchange if its average trading price does not exceed a certain price and a reverse-stock split will allow V-CO to meet such exchange's requirements. If there are other criteria, in addition to the stock price, on which they are in default and they are notified by the exchange, they must meet all of the criteria before doing a reverse-stock split.

                (6) From and after the Closing and with a view to making available to holders of V-CO Common Stock the benefits of Rule 144 promulgated under the Securities Act of 1933 (the "Securities Act") or any other similar rule or regulation of the Securities and Exchange Commission ("SEC"), WW shall cause V-CO to, and V-CO shall (a) take all action as may be required as a condition to the availability of Rule 144 under the Securities Act (or any successor exemptive rule hereinafter in effect) with respect to V-CO Common Stock and (b) furnish to any holder of V-CO Common Stock forthwith upon request
(i) a written statement by V-CO as to its compliance with the reporting requirements of Rule 144, (ii) a copy of the most recent annual or quarterly report of V-CO as filed with the SEC, and (iii) such other reports and documents as a holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a holder to sell any such Common Stock without registration. WW shall cause V-CO to facilitate and expedite transfers of the shares of V-Co Common Stock pursuant to Rule 144 under the Securities Act, which efforts shall include timely notice to its transfer agent to expedite such transfers of such shares.

                (7) At the Closing, the then existing directors of V-CO shall then nominate and elect to the Board of Directors of V-CO not less than four persons designated by WW, and all of the persons serving as directors and officers of V-CO immediately prior to the Closing shall thereafter resign from all of their positions with V-CO, effective immediately upon the Closing.

         3. Delivery of Shares. On or as soon as practicable after the Effective
            ------------------
Date, WW will use reasonable efforts to cause all holders of WW Common Stock (the "WW Shareholders") to surrender to V-CO's transfer agent for cancellation certificates representing their shares of WW Common Stock, against delivery of certificates representing the shares of V-CO Common Stock for which the WW shares are to be converted in the Merger. Until surrendered and exchanged as herein provided, each outstanding certificate which, prior to the Effective Date, represented WW Common Stock shall be deemed for all corporate purposes to evidence ownership of the same number of shares of V-CO Common Stock into which the shares of WW Common Stock represented by such WW certificate shall have been so converted.

         4. Representations of WW. WW hereby represents and warrants as follows,
            ---------------------
which  warranties  and  representations  shall also be true as of the  Effective
Date:

            (a) As of the date hereof, excluding the WW Warrants and giving effect to the conversion of the promissory notes described in Section 9(k) below, the total number of shares of WW Common Stock issued and outstanding is 16,800,000. Excluding the WW Warrants, the WW capital stock that will be issued and outstanding as of the Effective Date shall not exceed 20,800,000 shares.

            (b) The WW Common Stock constitutes duly authorized, validly issued shares of capital stock of WW. All shares of WW Common Stock are fully paid and nonassessable.

            (c) The WW audited financial statements as of and for the year ended December 31, 2003, which have been delivered to V-CO, or will be delivered to V-CO prior to the Closing, (hereinafter referred to as the "WW Financial Statements"), fairly present the financial condition of WW as of the dates thereof and the results of its operations for the periods covered. Other than as set forth in any schedule or Exhibit attached hereto, and except as may otherwise be set forth or referenced herein, there are no material liabilities or obligations, either fixed or contingent, not disclosed or referenced in the WW Financial Statements or in any exhibit thereto or notes thereto other than contracts or obligations occurring in the ordinary course of business since December 31, 2003; and no such contracts or obligations occurring in the ordinary course of business constitute liens or other liabilities which materially alter the financial condition of WW as reflected in the WW Financial Statements. WW has or will have at the Closing, good title to all assets shown on the WW Financial Statements subject only to dispositions and other transactions in the ordinary course of business, the disclosures set forth therein and liens and encumbrances of record. WWW agrees to provide updated, quarterly financial statements prior to the Closing, if required by a governmental agency.

            (d) Except as set forth in Schedule 4(d), since December 31, 2003, there have not been any material adverse changes in the financial position of WW except changes arising in the ordinary course of business, which changes will not materially and adversely affect the financial position of WW.

            (e) WW is not a party to any material pending litigation or, to the knowledge of its executive officers (herein, "Knowledge"), any governmental investigation or proceeding, not reflected in the WW Financial Statements, and, to its Knowledge, no material litigation, claims, assessments or any governmental proceedings are threatened in writing against WW.

            (f) WW is in good standing in its state of incorporation, and is in good standing and duly qualified to do business in each state where required to be so qualified except where the failure to so qualify would have no material negative impact on WW.

            (g) WW has, or by the Effective Date will have, filed all material tax, governmental and/or related forms and reports (or extensions thereof) due or required to be filed in the ordinary course of business and has (or will have) paid or made adequate provisions for all taxes or assessments which have become due as of the Effective Date.

            (h) WW has not materially breached any material agreement to which it is a party. WW has previously given V-CO copies of or access to all material contracts, commitments and/or agreements to which WW is a party.

            (i) WW has the corporate power to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been or will prior to the Closing and the Effective Date be duly authorized by the Board of Directors of WW and by the stockholders of WW. The execution of this Agreement does not materially violate or breach any material agreement or contract to which WW is a party, and WW, to the extent required, has (or will have by Closing) obtained all necessary approvals or consents required by any agreement to which WW is a party. The execution and performance of this Agreement will not violate or conflict with any provision of the Articles of Incorporation or by-laws of WW.

            (j) Information regarding WW, which has been delivered by WW to V-CO for use in connection with the Merger, is, to WW's Knowledge, true and accurate in all material respects.

            (k) To its Knowledge, WW has (and at the Closing it will have) disclosed in writing to V-CO all events, conditions and facts materially affecting the business, financial conditions (including any liabilities, contingent or otherwise) or results of operations of WW.

            (l) All information regarding WW which has been provided to V-CO by WW or set forth in any document or other communication, disseminated to any former, existing or potential stockholders of WW or to the public or filed with any state securities regulators or authorities is, to WW's Knowledge, true, complete, accurate in all material respects.

            (m) To its Knowledge WW is and has been in compliance with, and WW has conducted any business previously owned or operated by it in compliance with, all applicable laws, orders, rules and regulations of all governmental bodies and agencies, including applicable securities laws and regulations and environmental laws and regulations, except where such noncompliance has and will have, in the aggregate, no material adverse effect. WW has not received notice of any noncompliance with the foregoing, nor is it aware of any claims or threatened claims in connection therewith.

            (n) To its Knowledge without limiting the foregoing, (i) WW and any other person or entity for whose conduct WW is legally held responsible are and have been in material compliance with all applicable federal, state, regional, local laws, statutes, ordinances, judgments, rulings and regulations relating to any matters of pollution, protection of the environment, health or safety, or environmental regulation or control, and (ii) neither WW nor any other person for whose conduct WW is legally held responsible has manufactured, generated, treated, stored, handled, processed, released, transported or disposed of any hazardous substance on, under, from or at any of WW's properties or in connection with WW's operations.

            (o) Except as and to the extent specifically disclosed in this Agreement and as may be specifically disclosed or reserved against as to amount in the latest balance sheet contained in the WW Financial Statements, there is no basis for any assertion against WW of any material liabilities or obligations of any nature, whether absolute, accrued, contingent or otherwise and whether due or to become due, including, without limitation, any liability for taxes (including e-commerce sales or other taxes), interest, penalties and other charges payable with respect thereto. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (a) result in any payment (whether severance pay, unemployment compensation or otherwise) becoming due from WW to any person or entity, including without limitation any employee, director, officer or affiliate or former employee, director, officer or affiliate of WW, (b) increase any benefits otherwise payable to any person or entity, including without limitation any employee, director, officer or affiliate or former employee, director, officer or affiliate of WW, or (c) result in the acceleration of the time of payment or vesting of any such benefits.

            (p) To its Knowledge no aspect of WW's past or present business, operations or assets is of such a character as would restrict or otherwise hinder or impair WW from carrying on the business of WW as it is presently being conducted by WW.

            (q) Except as disclosed to V-CO in writing, to its Knowledge WW has no material contracts, commitments, arrangements, or understandings relating to its business, operations, financial condition, prospects, or otherwise. For purposes of this Section 4, "material" means payment or performance of a contract, commitment, arrangement or understanding in the ordinary course of business, which is expected to involve payments in excess of $100,000.

            (r) To its Knowledge no representation or warranty by WW contained in this Agreement and no statement contained in any certificate, schedule or other communication furnished pursuant to or in connection with the provisions hereof contains or shall contain any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein not misleading. To WW's Knowledge, there is no current or prior event or condition of any kind or character pertaining to WW that may reasonably be expected to have a material adverse effect on WW. Except as specifically indicated elsewhere in this Agreement, all documents delivered by WW in connection herewith have been and will be complete originals, or exact copies thereof.

            (s) To WW's Knowledge, all information to be supplied by it for inclusion or incorporation by reference in the Information Statement to be filed by V-CO with the SEC, will not at the time the Information Statement is filed with the SEC, at any time it is amended or supplemented or at the time it becomes effective under the Securities Act of 1933, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.


         5.  Representations  of V-CO and V-ACQ-SUB.  V-CO and V-ACQ-SUB  hereby
             --------------------------------------
jointly and severally represent and warrant as follows, each of which representations and warranties shall continue to be true as of the Effective
Date:

            (a) As of the Effective Date, the shares of V-CO Common Stock to be issued and delivered to the WW Shareholders hereunder and in connection herewith will, when so issued and delivered, constitute duly authorized, validly and legally issued, fully-paid, nonassessable shares of V-CO capital stock, free of all liens and encumbrances.

            (b) V-CO has the corporate power to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby (i) have been or will prior to the Closing and the Effective Date be duly authorized by the respective Boards of Directors of V-CO and V-ACQ-SUB and by V-CO as the sole stockholder of V-ACQ-SUB, and (ii) do not have to be approved or authorized by the stockholders of V-CO. The execution and performance of this Agreement will not constitute a material breach of any agreement, indenture, mortgage, license or other instrument or document to which V-CO or V-ACQ-SUB is a party or to which it is otherwise subject and will not violate any judgment, decree, order, writ, law, rule, statute, or regulation applicable to V-CO, V-ACQ-SUB or their properties. The execution and performance of this Agreement will not violate or conflict with any provision of the respective Articles of Incorporation or by-laws of either V-CO or V-ACQ-SUB.

            (c) V-CO has delivered to WW a true and complete copy of its audited financial statements for the fiscal years ended 2001, 2002 and 2003 (the "V-CO Financial Statements"). The V-CO Financial Statements are complete, accurate and fairly present the financial condition of V-CO as of the dates thereof and the results of its operations for the periods then ended. There are no material liabilities or obligations either fixed or contingent not reflected therein. The V-CO Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as may be indicated therein or in the notes thereto) and fairly present the financial position of V-CO as of the dates thereof and the results of its operations and changes in financial position for the periods then ended. V-CO agrees to provide updated quarterly financial statements if required by governmental agency. V-ACQ-SUB has no financial statements because it was recently formed solely for the purpose of effectuating the Merger and it has been, is and will remain inactive except for purposes of the Merger, and it has no assets, liabilities, contracts or obligations of any kind other than as incurred in the ordinary course in connection with its incorporation in California. V-CO has no subsidiaries or affiliates except for V-ACQ-SUB, and V-ACQ-SUB has no subsidiaries or affiliates.

            (d) Since December 31, 2003, there have not been any material adverse changes in the financial condition of V-CO. At the Closing, neither V-CO nor V-ACQ-SUB shall have any material assets and neither such corporation now has, nor shall it have, any liabilities of any kind other than those reflected in the December 31, 2003 financial statements and any costs or liabilities incurred in connection with the Merger (which costs and liabilities, including those liabilities reflected on the December 31, 2003 financial statements, collectively shall in no event exceed $75,000 in the aggregate).

            (e) Neither V-CO nor V-ACQ-SUB is a party to, or the subject of, any material pending litigation, claims, or governmental investigation or proceeding not reflected in the V-CO Financial Statements, and to the Knowledge of V-CO and V-ACQ-SUB, there are no material lawsuits, claims, assessments, investigations, or similar matters, threatened in writing against V-ACQ-SUB, V-CO, or the management or properties of V-CO or V-ACQ-SUB.

            (f) V-CO and V-ACQ-SUB are each duly organized, validly existing and in good standing under the laws of the jurisdiction of their incorporation; each has the corporate power to own its property and to carry on its business as now being conducted and is duly qualified to do business in any jurisdiction where so required except where the failure to so qualify would have no material negative impact. Neither corporation is required to be qualified to do business in any state other than the State of California.

            (g) To their Knowledge, V-CO and V-ACQ-SUB have filed all federal, state, county and local income, excise, property and other tax, governmental and/or other returns, forms, filings, or reports, which are due or required to be filed by it prior to the date hereof and have paid or made adequate provision in the V-CO Financial Statements for the payment of all taxes, fees, or assessments which have or may become due pursuant to such returns, filings or reports or pursuant to any assessments received. Neither V-CO nor V-ACQ-SUB is delinquent or obligated for any tax, penalty, interest, delinquency or charge and there are no tax liens or encumbrances applicable to either corporation.

            (h) As of the date of this Agreement, V-CO's authorized capital stock consists of 100,000,000 shares of V-CO Common Stock, $.001 par value, of which 92,970,027 shares are presently issued and outstanding. Immediately prior to the Closing, V-CO shall have outstanding 92,970,027 shares of V-CO Common Stock and no other shares of its capital stock. At the Closing and as a result of V-CO effecting the 60-to-1 reverse stock split described as per Section 7 (c) and (d), and upon return of the shares cancelled pursuant to Section 7(c), V-CO shall have outstanding 1,200,000 shares of V-CO Common Stock and no other shares of its capital stock. V-ACQ-SUB's capitalization consists solely of 50,000,000 authorized shares of $0.00001 par value common stock ("V-ACQ-SUB's Common Stock"), of which 1,000 shares are outstanding, all of which are owned by V-CO, free and clear of all liens, claims and encumbrances. All outstanding shares of capital stock of V-CO and V-ACQ-SUB are, and shall be at the Closing, validly issued, fully paid and nonassessable. There are no existing options, calls, claims, warrants, preemptive rights, registration rights or commitments of any character relating to the issued or unissued capital stock or other securities of either V-CO or V-ACQ-SUB.

            (i) The financial records, minute books, and other documents and records of V-CO and V-ACQ-SUB have been made available to WW prior to the Closing. The records and documents of V-CO and V-ACQ-SUB that have been delivered to WW, including Indemnity Agreements between V-CO and its officers and directors, constitute all of the material records and documents of V-CO and V-ACQ-SUB that they are aware of or that are in their possession or in the possession of V-CO or V-ACQ-SUB.

            (j) V-CO and V-ACQ-SUB has not materially breached any material Agreement to which it is a party. Prior to the Closing, V-CO shall have given to WW copies or access to all material contracts, commitments and/or Agreements to which V-CO is a party. There are no currently existing agreements with any affiliates, related or controlling persons or entities.

            (k) V-CO has complied with all of the provisions relating to the issuance of shares, and for the registration thereof, under the Securities Act. To the best of its knowledge there are no outstanding, pending or threatened stop orders or other actions or investigations relating thereto involving federal and state securities laws.

            (l) V-CO currently has no employees, consultants or independent contractors other than its attorneys and accountants and transfer agent. Harold
S. Fleischman, Rob Larcara and Gary Saderup are, or will be, the sole directors and sole executive officers of V-CO, and Harold S. Fleischman and Rob Larcara are the sole directors and sole executive officers of V-ACQ-SUB.

            (m) To the best of their knowledge V-CO and V-ACQ-SUB have (and at the Closing they will have) disclosed in writing to WW all events, conditions and facts materially affecting the business, financial conditions (including any liabilities, contingent or otherwise) or results of operations of either V-CO or V-ACQ-SUB, since August 19, 2002.

            (n) To the knowledge of its executive officers (herein "Knowledge"), V-CO was organized for the purposes of, and with a specific plan for developing, marketing and distributing voice recognition and voice-activated products on a worldwide basis, both directly and through licensing agreements.

            (o) To their Knowledge all information since August 19, 2002 regarding V-CO which has been provided to WW by V-CO or set forth in any document or other communication, disseminated to any former, existing or potential stockholders of V-CO or to the public or filed with the SEC or any state securities regulators or authorities is true, complete, accurate in all material respects, not misleading, and was and is in full compliance with all securities laws and regulations.

            (p) To their Knowledge V-CO is and has been in compliance with, and V-CO has conducted any business owned or operated by it since August 19, 2002 in compliance with, all applicable laws, orders, rules and regulations of all governmental bodies and agencies, including applicable securities laws and regulations and environmental laws and regulations, except where such noncompliance has and will have, in the aggregate, no material adverse effect.

V-CO has not received notice of any noncompliance with the foregoing, nor is it aware of any claims or threatened claims in connection therewith. To their Knowledge V-CO has never conducted any operations or engaged in any business transactions of a material nature other than as set forth in the reports V-CO has previously filed with the SEC.

            (q) Since August 19, 2002, V-CO has filed all required documents, reports and schedules with the SEC (collectively, the "V-CO SEC Documents"). To their Knowledge and as of their respective dates, the V-CO SEC Documents complied in all material respects with the requirements of the Securities Act. None of the V-CO SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (r) Except as and to the extent specifically disclosed in this Agreement and as may be specifically disclosed or reserved against as to amount in the latest balance sheet contained in the V-CO Financial Statements, there is no basis for any assertion against V-CO of any material liabilities or obligations of any nature, whether absolute, accrued, contingent or otherwise and whether due or to become due, including, without limitation, any liability for taxes (including e-commerce sales or other taxes), interest, penalties and other charges payable with respect thereto. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (a) result in any payment (whether severance pay, unemployment compensation or otherwise) becoming due from V-CO to any person or entity, including without limitation any employee, director, officer or affiliate or since August 19, 2002, any employee, director, officer or affiliate of V-CO, (b) increase any benefits otherwise payable to any person or entity, including without limitation any employee, director, officer or affiliate, or (c) result in the acceleration of the time of payment or vesting of any such benefits.

            (s) To their Knowledge and since August 19, 2002 no aspect of V-CO's business, operations or assets is of such a character as would restrict or otherwise hinder or impair V-CO from carrying on the business of V-CO as it is presently being conducted by V-CO.

            (t) To their Knowledge, other than retention of accountants, attorney, and transfer agent, V-CO has no other material contracts, commitments, arrangements, or understandings relating to its business, operations, financial condition, prospects or otherwise. For purposes of this Section 5, "material" means payment or performance of a contract, commitment, arrangement or understanding, which is expected to involve payments individually in excess of $5,000 or, in excess of $20,000 in the aggregate.

            (u) To their Knowledge no representation or warranty by V-CO or V-ACQ-SUB contained in this Agreement and no statement contained in any certificate, schedule or other communication furnished pursuant to or in connection with the provisions hereof contains or shall contain any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein not misleading. There is no current or since August 19, 2002, an event or condition of any kind or character pertaining to V-CO that may reasonably be expected to have a material adverse effect on V-CO or its subsidiaries. Except as specifically indicated elsewhere in this Agreement, all documents delivered by V-CO in connection herewith have been and will be complete originals, or exact copies thereof.

         6. Closing.  The Closing of the transactions  contemplated herein shall
            -------
take place on such date (the "Closing") as mutually determined by the parties hereto when all conditions precedent have been met and all required documents have been delivered, which Closing is expected to occur on or before June 15, 2004. The "Effective Date" of the Merger shall be that date and time specified in the Articles of Merger as the date on which the Merger shall become effective.

         7. Actions Prior to Closing.
            ------------------------

            (a) Prior to the Closing, WW on the one hand, and V-CO and V-ACQ-SUB on the other hand, shall be entitled to make such investigations of the assets, properties, business and operations of the other party, and to examine the books, records, tax returns, financial statements and other materials of the other party as such investigating party deems necessary in connection with this Agreement and the transactions contemplated hereby. Any such investigation and examination shall be conducted at reasonable times and under reasonable circumstances, and the parties hereto shall cooperate fully therein. The representations and warranties contained in this Agreement shall not be affected or deemed waived by reason of the fact that either party hereto discovered or should have discovered any representation or warranty is or might be inaccurate in any respect.

            (b) Prior to the Closing, any written news releases or public disclosure by either party pertaining to this Agreement shall be submitted to the other party for its review and approval prior to such release or disclosure, provided, however, that (a) such approval shall not be unreasonably withheld, and (b) such review and approval shall not be required of disclosures required to comply, in the judgment of counsel, with federal or state securities or corporate laws or policies.

            (c) Of the V-CO common shares owned by or under the control of the Belle Group Ltd., twenty million nine hundred seventy thousand and twenty-seven (20,970,027) Belle Group Ltd., shall automatically be canceled and extinguished and shall no longer be outstanding and shall cease to exist without any conversion thereof and no payment shall be made with respect thereto.

            (d) Prior to the Closing, V-CO will effect a 60-to-1 reverse stock split, in which each block of sixty (60) outstanding shares of V-CO Common Stock will be merged and combined into one (1) share, the effect of which, in each case, shall be to decrease the issued and outstanding number of shares of V-CO Common Stock from, after the cancellation of 20,970,027 shares pursuant to
Section 7(c), from 72,000,000 shares to 1,200,000 shares.


            (e) Except as contemplated by this Agreement, there shall be no stock dividend, stock split, recapitalization, or exchange of shares with respect to or rights issued in respect of V-CO's Common Stock after the date hereof and there shall be no dividends or other distributions paid on V-CO's
Common Stock after the date hereof, in each case through and including the Effective Date. V-CO and V-ACQ-SUB shall conduct no business, prior to the Closing, other than in the ordinary course of business or as may be necessary in order to consummate the transactions contemplated hereby.

            (f) Prior to the Closing,  if  requested by WW, V-CO shall  promptly
(i) adopt a new stock option plan reserving no less than 2,000,000 shares of V-CO Common Stock for issuance thereunder, (ii) adopt new bylaws, (iii) change its name, (iv) amend and restate its articles of incorporation and/or (v) conduct such other reasonable action in the manner requested by WW all in the form requested by WW.

         8. Conditions Precedent to the Obligations of WW. All obligations of WW
            ---------------------------------------------
under this Agreement are subject to the fulfillment, prior to or as of the Closing and/or the Effective Date, as indicated below, of each of the following conditions:

            (a) The representations and warranties by or on behalf of V-CO, and V-ACQ-SUB contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof or in connection herewith shall be true at and as of the Closing and Effective Date as though such representations and warranties were made at and as of such time.

            (b) V-CO and V-ACQ-SUB shall have performed and complied with, in all material respects, all covenants, agreements, and conditions required by this Agreement to be performed or complied with by them prior to or at the Closing.

            (c) On or before the Closing, the directors of V-CO and V-ACQ-SUB, and V-CO as sole stockholder of V-ACQ-SUB, shall have approved in accordance with applicable state corporation law the execution and delivery of this Agreement and the consummation of the transactions contemplated herein.

            (d) On or before the Closing Date, V-CO and V-ACQ-SUB shall have delivered certified copies of resolutions of the sole stockholder and director of V-ACQ-SUB and of the directors of V-CO approving and authorizing the execution, delivery and performance of this Agreement and authorizing all of the necessary and proper action to enable V-CO and V-ACQ-SUB to comply with the terms of this Agreement, including the election of WW's nominees to the Board of Directors of V-CO and all matters outlined or contemplated herein.

            (e) Shareholders of WW shall have delivered to V-CO a letter commonly known as an "investment letter" agreeing that the shares of V-CO common stock (the "Shares") to be converted in the merger are, among other things, being acquired for investment purposes and not with a view to public resale, are being acquired for the investor's own account, that the investor is an "accredited" individual as defined under Regulation D of the Securities Act of 1933, and that the Shares are restricted and may not be resold, except in reliance of an exemption under the Securities Act of 1933.

            (f) The Merger shall be permitted by applicable state law and otherwise and V-CO shall have sufficient shares of its capital stock authorized to complete the Merger and the transactions contemplated hereby.

            (g) At Closing, all of the directors and officers of V-CO and V-ACQ-SUB shall have resigned in writing from their positions as directors and officers of V-CO and V-ACQ-SUB, respectively, effective upon the election and appointment of the WW nominees, and the directors of V-CO shall take such action as may be necessary or desirable regarding such election and appointment of WW nominees.

            (h) At the Closing, all instruments and documents delivered by V-CO or V-ACQ-SUB, including to WW Shareholders pursuant to the provisions hereof shall be reasonably satisfactory to legal counsel for WW.

            (i) The capitalization of V-CO and V-ACQ-SUB shall be the same as described in Section 5(h), except that the number of outstanding shares of V-CO Common Stock shall have been decreased by the cancellation and reverse stock split to 1,200,000 shares.

            (j) The shares of restricted V-CO capital stock to be issued to WW Shareholders at Closing will be validly issued, nonassessable and fully paid under California corporation law and will be issued in a nonpublic offering in compliance with all federal, state and applicable securities laws.

            (k) WW shall have received all necessary and required approvals and consents from required parties and from its stockholders.

(l) At the Closing, V-CO and V-ACQ-SUB shall have delivered to WW an opinion of V-CO's legal counsel dated as of the Closing to the effect that:

                (1) Each of V-CO and V-ACQ-SUB is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

                (2) This Agreement has been duly authorized, executed and delivered by V-CO and V-ACQ-SUB and is a valid and binding obligation of V-CO and V-ACQ-SUB enforceable in accordance with its terms;

                (3) V-CO and V-ACQ-SUB each through its Board of Directors and stockholders have taken all corporate action necessary for performance under this Agreement;

                (4) The documents executed and delivered to WW and WW Shareholders hereunder are valid and binding in accordance with their terms and vest in WW Shareholders all right, title and interest in and to the shares of V-CO's Common Stock to be issued pursuant to Section 2 hereof, and the shares of V-CO capital stock when issued will be duly and validly issued, fully paid and nonassessable;

                (5) V-CO and V-ACQ-SUB each has the corporate power to execute, deliver and perform under this Agreement.

            (m) WW shall have completed its financial and legal due diligence investigation of V-CO with results thereof satisfactory to WW in its sole discretion.

         9. Conditions  Precedent to the Obligations of V-CO and V-ACQ-SUB.  All
            --------------------------------------------------------------
obligations of V-CO and V-ACQ-SUB under this Agreement are subject to the fulfillment, prior to or at the Closing and/or the Effective Date, of each of the following conditions:

            (a) The representations and warranties by WW contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof shall be true at and as of the Closing and the Effective Date as though such representations and warranties were made at and as of such times.

            (b) WW shall have performed and complied with, in all material respects, all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing;

            (c) On or before the Closing, the directors of WW shall have approved in accordance with applicable state corporation law the execution and delivery of this Agreement and the consummation of the transactions contemplated herein.

            (d) On or before the Closing Date, WW shall have delivered certified copies of resolutions of the stockholders and directors of WW approving and authorizing the execution, delivery and performance of this Agreement and authorizing all of the necessary and proper action to enable WW to comply with the terms of this Agreement.

            (e) The Merger shall be permitted by applicable state law and otherwise.

            (f) At the Closing, all instruments and documents delivered by WW pursuant to the provisions hereof shall be reasonably satisfactory to legal counsel for V-CO.

            (g) The  capitalization  of WW  shall be the  same as  described  in
Section 4(a), except that the number of outstanding shares of WW Common Stock shall not exceed 20,800,000 shares.

            (h) V-CO shall have received all necessary and required approvals and consents from required parties and from its stockholders.

            (i) At the Closing, WW shall have delivered to V-CO an opinion of WW's legal counsel dated as of the Closing to the effect that:

                (1) WW is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

                (2) This Agreement has been duly authorized, executed and delivered by WW and is a valid and binding obligation of WW enforceable in accordance with its terms;

                (3) WW, through its Board of Directors and stockholders have taken all corporate action necessary for performance under this Agreement;

                (4) The documents executed and delivered to V-CO hereunder are valid and binding in accordance with their terms and vest in V-CO all right, title and interest in and to the shares of WW 's Common Stock to be converted pursuant to Section 2 hereof.

                (5) WW has the corporate power to execute, deliver and perform under this Agreement.

            (j) V-CO shall have an exemption from registration under the California Securities Laws for issuance of the shares of V-CO Common Stock to be issued to the WW Shareholders.

            (k) Prior to the Closing, the outstanding principal balance of the Promissory Notes to F&F and Promissory Note to CMCP (as those items are labeled on WW's financial statements dated December 31, 2003), and all accrued and unpaid interest thereon, shall have been converted into shares of WW Common Stock.

                (l) V-CO shall have received from the WW shareholders a letter commonly known as an "investment letter" agreeing that the shares of V-CO common stock (the "Shares") to be converted in the merger are, among other things, being acquired for investment purposes and not with a view to public resale, are being acquired for the investor's own account, that the investor is an "accredited" individual as defined under Regulation D of the Securities Act of 1933, and that the Shares are restricted and may not be resold without registration, except in reliance of an exemption therefrom under the Securities Act of 1933.

            (m) V-CO shall have completed its financial and legal due diligence investigation of WW with results thereof satisfactory to V-CO in its sole discretion.

         10.Survival.
            --------

The representations and warranties contained in this Agreement and any other document or certificate relating hereto (collectively, the "Acquisition
                                                                     -----------
Documents") shall not survive the Effective Date.
---------

         11.Nature of Representations.   All of the parties hereto are executing
            -------------------------
and carrying out the provisions of this Agreement in reliance solely on the representations, warranties and covenants and agreements contained in this Agreement and the other documents delivered at the Closing and not upon any representation, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth herein.


         12.Documents at Closing.  At the Closing, the following documents shall
            --------------------
be delivered:

            (a) WW will deliver, or will cause to be delivered, to V-CO the following:

                (1) a certificate executed by the President of WW to the effect that all representations and warranties made by WW under this Agreement are true and correct as of the Closing and as of the Effective Date, the same as though originally given to V-CO or V-ACQ-SUB on said date;

                (2) a certificate from the state of WW's incorporation dated within five business days of the Closing to the effect that WW is in good standing under the laws of said state;

                (3) such other instruments, documents and certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement;

                (4) executed copy of the Articles of Merger for filing in California;

                (5) certified copies of resolutions adopted by the stockholders and directors of WW authorizing the Merger; and

                (6) Opinion of WW's counsel as described in Section 9(i) above;

                (7) all other items, the delivery of which is a condition precedent to the obligations of V-CO and V-ACQ-SUB, as set forth herein.

            (b) V-CO and V-ACQ-SUB will deliver or cause to be delivered to WW:

                (1) stock certificates representing those securities of V-CO to be issued as a part of the Merger as described in Section 2 hereof;

                (2) a certificate of the President of V-CO and V-ACQ-SUB, respectively, to the effect that all representations and warranties of V-CO and V-ACQ-SUB made under this Agreement are true and correct as of the Closing, the same as though originally given to WW on said date;

                (3) certified copies of resolutions adopted by V-CO's and V-ACQ-SUB's Board of Directors and V-ACQ-SUB's stockholder authorizing the Merger and all related matters;

                (4) certificates from the jurisdiction of incorporation of V-CO and V-ACQ-SUB dated within five business days of the Closing Date that each of said corporations is in good standing under the laws of said state;

                (5) executed copy of the Articles of Merger for filing in California;

                (6) opinion of V-CO's counsel as described in Section 8(l) above;

                (7) such other instruments and documents as are required to be delivered pursuant to the provisions of this Agreement;

                (8) written resignation of all of the officers and directors of V-CO and V-ACQ-SUB;

                (9) all other items, the delivery of which is a condition precedent to the obligations of WW, as set forth in Section 8 hereof.

         13.Finder's Fees.  V-CO and V-ACQ-SUB, jointly and severally, represent
            -------------
and warrant to WW, and WW represents and warrants to V-CO and V-ACQ-SUB, that none of them, or any party acting on their behalf, has incurred any liabilities, either express or implied, to any "broker" or "finder" or similar person in connection with this Agreement or any of the transactions contemplated hereby.

         14.Additional Covenants.  Between the date hereof and the Closing Date,
            --------------------
except with prior written consent of the other party.

            (a) V-CO and WW shall conduct their business only in the usual and ordinary course and the character of such business shall not be changed nor shall any different business be undertaken;

            (b) No change shall be made in the Articles of Incorporation or Bylaws of V-CO or WW except as described herein;

            (c) No change shall be made in the authorized or issued shares of V-CO except as set forth herein;

            (d) Neither V-CO nor WW shall discharge or satisfy any lien or encumbrance or obligation or liability, other than current liabilities shown on the financial statements heretofore delivered and current liabilities incurred since that date in the ordinary course of business;

            (e) V-CO shall not make any payment or distribution to its stockholders or purchase or redeem any shares or capital stock except as set forth herein.

         15.Post-Closing Covenants.
            ----------------------

            (a) Financial Statements. After the Closing, V-CO shall timely file a current report on Form 8-K to report the Merger. In addition, for a period of 12 months following the Closing, V-CO shall use its commercially reasonable efforts to timely file all reports and other documents required to be filed by V-CO under the Securities Exchange Act of 1934.

            (b) Standard and Poors. If required, V-CO shall use its commercially reasonable efforts to apply for listing with Standard and Poors Information Service or other such similar service.

         16.Termination.   This Agreement may be terminated at any time prior to
            -----------
the Effective Date, by action taken or authorized by the Board of Directors of the terminating party or parties, and except as provided below, whether before or after approval of the matters presented in connection with the Mergers by the stockholders of V-CO or WW:

            (a) By mutual written consent of V-CO and WW;

            (b) By either V-CO or WW, if the Effective Date shall not have occurred on or before June 15, 2004 (the "Termination Date"); provided, however, that the right to terminate this Agreement under this Section 16 shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of or resulted in, the failure of the Effective Date to occur on or before the Termination Date;

            (c) By either V-CO or WW, if any Governmental Entity (i) shall have issued an order, decree or ruling or taken any other action (which the parties shall use their reasonable best efforts to resist, resolve or lift, as applicable, permanently restraining, enjoining or otherwise prohibiting the transaction contemplated by this Agreement, and such order, decree, ruling or other action shall have become final and nonappealable or (ii) shall have failed to issue an order, decree or ruling or to take any other action, and such denial of a request to issue such order, decree, ruling or take such other action shall have become final and nonappealable (which order, decree, ruling or other action the parties shall have used their reasonable best efforts to obtain, in the case of each of (i) and (ii) which is necessary to fulfill the conditions set forth in Sections 8 and 9 , as applicable;

            (d) By either V-CO or WW, if the approvals of the stockholders of either V-CO or WW contemplated by this Agreement shall not have been obtained by reason of the failure to obtain the required vote of stockholders or consent;

            (e) V-CO, if WW shall have breached or failed to perform any of its representations, warranties, covenants or other agreements contained in this Agreement, such that the conditions set forth in Section 9 are not capable of being satisfied on or before the Termination Date; or

            (f) By WW, if V-CO shall have breached or failed to perform any of its representations, warranties, covenants or other agreements contained in this Agreement, such that the conditions set forth in Section 8 are not capable of being satisfied on or before the Termination Date.

            (g) By V-CO or WW if, in the opinion of the SEC, the shares of V-CO Common Stock owned by affiliates of V-CO and/or to be owned by shareholders of WW cannot be sold pursuant to a Rule 144 exemption but must be registered under the Securities Act of 1933.

         17.Effect  of  Termination.   In  the  event  of  termination  of  this
            -----------------------
Agreement by either V-CO or WW as provided in Section 16, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of any of the parties or their respective officers or directors.

         18.Miscellaneous.
            -------------

            (a) Further  Assurances.  At any time, and from time to time,  after
                -------------------
the Effective Date, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

            (b) Waiver.  Any  failure on the part of any party  hereto to comply
                ------
with any of its obligations, agreements or conditions hereunder may be waived in writing by the party (in its sole discretion) to whom such compliance is owed.

            (c)  Amendment.  This  Agreement  may be amended  only in writing as
                 ---------
agreed to by all parties hereto.

            (d) Notices. All notices and other communications hereunder shall be
                -------
in writing and shall be deemed to have been given if delivered in person or sent by prepaid first class registered or certified mail, return receipt requested to the last known address of the noticed party.

            (e) Headings.  The section and subsection headings in this Agreement
                --------
are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

            (f) Counterparts.  This Agreement may be executed  simultaneously in
                ------------
two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            (g) Binding Effect. This Agreement shall be binding upon the parties
                --------------
hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors and assigns.

            (h) Entire  Agreement.  This  Agreement  and the attached  Exhibits,

                -----------------
including the Articles of Merger, both of which are attached hereto as Exhibit "A," is the entire agreement of the parties covering everything agreed upon or understood in the transaction. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof.

            (i)  Severability.  If any part of this  Agreement  is  deemed to be
                 ------------
unenforceable, the balance of the Agreement shall remain in full force and effect.

            (j) Responsibility  and Costs.  Whether the Merger is consummated or
                -------------------------
not, all fees, expenses and out-of-pocket costs, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred by the parties hereto shall be borne solely and entirely by the party that has incurred such costs and expenses, unless the failure to consummate the Merger constitutes a breach of the terms hereof, in which event the breaching party shall be responsible for all costs of all parties hereto. The indemnification provisions of Section 10 shall not apply in the event of the termination of this Agreement prior to the Closing as a result of a breach hereof by either party.

            (k) Applicable  Law. This Agreement  shall be construed and governed
                ---------------
by the internal laws of the State of California.

            (l) Jurisdiction and Venue. Each party hereto  irrevocably  consents
                ----------------------
to the jurisdiction and venue of the state or federal courts located in San Diego County, State of California, in connection with any action, suit, proceeding or claim to enforce the provisions of this Agreement, to recover damages for breach of or default under this Agreement, or otherwise arising under or by reason of this Agreement. The prevailing party may recover costs and reasonable attorney's fees.

            (m) Arbitration. Any dispute between the parties relating in any way
                -----------
to this Agreement or any of its terms and provisions shall be submitted to binding arbitration before a single arbitrator in San Diego County, Calif., before JAMS and the prevailing party in such arbitration shall have the right to have any award made by arbitrators confirmed by a court of competent jurisdiction. The provisions of section 1283.05 of the CA Code of Civil Procedure, authorizing and taking of depositions and obtaining discovery are incorporated herein by this reference and shall be applicable to any such arbitration. Any such arbitration shall be conducted in an expeditious manner. Any such arbitration shall be governed by the JAMS complex arbitration rules and the JAMS optional arbitration appeal procedure.

         IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

V-CO ACQUISITION, INC.             V-CO., INC.



By:                                By:
   --------------------------         --------------------------------
     Rob Larcara,                     Rob Larcara,
     President                        President



                                      WORLD WASTE TECHNOLOGIES, INC.



                                   By:
                                      --------------------------------
                                      Steve Racoosin, President

                                      WORLD WASTE TECHNOLOGIES, INC.



                                   By:
                                      --------------------------------
                                      Thomas L. Collins, Chief Executive Officer

                                                                      APPENDIX C

                       DISSENTERS' RIGHTS UNDER CALIFORNIA
                             GENERAL CORPORATION LAW


CORPORATIONS CODE SECTION 1300-1304

      1300. (a) If the approval of the outstanding shares (Section 152) of a corporation is required for a reorganization under subdivisions (a) and (b) or subdivision (e) or (f) of Section 1201, each shareholder of the corporation entitled to vote on the transaction and each shareholder of a subsidiary corporation in a short-form merger may, by complying with this chapter, require the corporation in which the shareholder holds shares to purchase for cash at their fair market value the shares owned by the shareholder which are dissenting shares as defined in subdivision (b). The fair market value shall be determined as of the day before the first announcement of the terms of the proposed reorganization or short-form merger, excluding any appreciation or depreciation in consequence of the proposed action, but adjusted for any stock split, reverse stock split, or share dividend which becomes effective thereafter.

     (b) As used in this chapter, "dissenting shares" means shares which come within all of the following descriptions:


            (1) Which were not immediately prior to the reorganization or short-form merger either (A) listed on any national securities exchange certified by the Commissioner of Corporations under subdivision (o) of Section 25100 or (B) listed on the National Market System of the NASDAQ Stock Market, and the notice of meeting of shareholders to act upon the reorganization summarizes this section and Sections 1301, 1302, 1303 and 1304; provided, however, that this provision does not apply to any shares with respect to which there exists any restriction on transfer imposed by the corporation or by any law or regulation; and provided, further, that this provision does not apply to any class of shares described in subparagraph (A) or (B) if demands for payment are filed with respect to 5 percent or more of the outstanding shares of that class.


            (2) Which were outstanding on the date for the determination of shareholders entitled to vote on the reorganization and (A) were not voted in favor of the reorganization or, (B) if described in subparagraph (A) or (B) of paragraph (1) (without regard to the provisos in that paragraph), were voted against the reorganization, or which were held of record on the effective date of a short-form merger; provided, however, that subparagraph (A) rather than subparagraph (B) of this paragraph applies in any case where the approval required by Section 1201 is sought by written consent rather than at a meeting.

            (3)  Which  the  dissenting   shareholder   has  demanded  that  the
            corporation  purchase at their fair market value, in accordance with
            Section 1301.


            (4) Which the dissenting shareholder has submitted for endorsement, in accordance with Section 1302.

     (c)  As  used  in  this  chapter,   "dissenting   shareholder"   means  the
recordholder of dissenting shares and includes a transferee of record.

     1301. (a) If, in the case of a reorganization, any shareholders of a corporation have a right under Section 1300, subject to compliance with paragraphs (3) and (4) of subdivision (b) thereof, to require the corporation to purchase their shares for cash, such corporation shall mail to each such shareholder a notice of the approval of the reorganization by its outstanding shares (Section 152) within 10 days after the date of such approval, accompanied by a copy of Sections 1300, 1302, 1303, 1304 and this section, a statement of the price determined by the corporation to represent the fair market value of the dissenting shares, and a brief description of the procedure to be followed if the shareholder desires to exercise the shareholder's right under such sections. The statement of price constitutes an offer by the corporation to purchase at the price stated any dissenting shares as defined in subdivision (b) of Section 1300, unless they lose their status as dissenting shares under
Section 1309.

     (b) Any shareholder who has a right to require the corporation to purchase the shareholder's shares for cash under Section 1300, subject to compliance with paragraphs (3) and (4) of subdivision (b) thereof, and who desires the corporation to purchase such shares shall make written demand upon the corporation for the purchase of such shares and payment to the shareholder in cash of their fair market value. The demand is not effective for any purpose unless it is received by the corporation or any transfer agent thereof (1) in the case of shares described in clause (i) or (ii) of paragraph (1) of subdivision (b) of Section 1300 (without regard to the provisos in that paragraph), not later than the date of the shareholders' meeting to vote upon the reorganization, or (2) in any other case within 30 days after the date on which the notice of the approval by the outstanding shares pursuant to subdivision (a) or the notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder.

     (c) The demand shall state the number and class of the shares held of record by the shareholder which the shareholder demands that the corporation purchase and shall contain a statement of what such shareholder claims to be the fair market value of those shares as of the day before the announcement of the proposed reorganization or short-form merger. The statement of fair market value constitutes an offer by the shareholder to sell the shares at such price.

      1302. Within 30 days after the date on which notice of the approval by the outstanding shares or the notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder, the shareholder shall submit to the corporation at its principal office or at the office of any transfer agent thereof, (a) if the shares are certificated securities, the shareholder's certificates representing any shares which the shareholder demands that the corporation purchase, to be stamped or endorsed with a statement that the shares are dissenting shares or to be exchanged for certificates of appropriate denomination so stamped or endorsed or (b) if the shares are uncertificated securities, written notice of the number of shares which the shareholder demands that the corporation purchase. Upon subsequent transfers of the dissenting shares on the books of the corporation, the new certificates, initial transaction statement, and other written statements issued therefor shall bear a like statement, together with the name of the original dissenting holder of the shares.

      1303. (a) If the corporation and the shareholder agree that the shares are dissenting shares and agree upon the price of the shares, the dissenting shareholder is entitled to the agreed price with interest thereon at the legal rate on judgments from the date of the agreement. Any agreements fixing the fair market value of any dissenting shares as between the corporation and the holders thereof shall be filed with the secretary of the corporation.


      (b) Subject to the provisions of Section 1306, payment of the fair market value of dissenting shares shall be made within 30 days after the amount thereof has been agreed or within 30 days after any statutory or contractual conditions to the reorganization are satisfied, whichever is later, and in the case of certificated securities, subject to surrender of the certificates therefore, unless provided otherwise by agreement.

      1304. (a) If the corporation denies that the shares are dissenting shares, or the corporation and the shareholder fail to agree upon the fair market value of the shares, then the shareholder demanding purchase of such shares as dissenting shares or any interested corporation, within six months after the date on which notice of the approval by the outstanding shares (Section 152) or notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder, but not thereafter, may file a complaint in the superior court of the proper county praying the court to determine whether the shares are dissenting shares or the fair market value of the dissenting shares or both or may intervene in any action pending on such a complaint.

     (b) Two or more dissenting shareholders may join as plaintiffs or be joined as defendants in any such action and two or more such actions may be consolidated.

     (c) On the trial of the action, the court shall determine the issues. If the status of the shares as dissenting shares is in issue, the court shall first determine that issue. If the fair market value of the dissenting shares is in issue, the court shall determine, or shall appoint one or more impartial appraisers to determine, the fair market value of the shares.

                                                                      APPENDIX D

                 VOICE POWERED TECHNOLOGIES INTERNATIONAL, INC.

                             2004 STOCK OPTION PLAN


         1.       Purposes of the Plan.  The  purposes of this 2004 Stock Option
                  --------------------
Plan is to provide an incentive to attract and retain qualified and competent persons as Employees, Directors, and Consultants, upon whose efforts and judgment our success in largely dependent, through the encouragement of stock ownership. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code and the regulations and interpretations promulgated thereunder.

         2.       Definitions.  As used herein,  the following definitions shall
                  -----------
apply:

                  (a)  "Administrator"   means   the   Board  or  its  Committee
                        -------------
appointed pursuant to Section 4 of the Plan.


                  (b)  "Affiliate"  means an entity other than a Subsidiary  (as
                        ---------
defined below) which, together with the Company, is under common control of a third person or entity.

                  (c)  "Applicable Laws" means the legal  requirements  relating
                        ---------------
to the administration of stock option and restricted stock purchase plans, including under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws, other U.S. federal and state laws, the Code, any Stock Exchange rules or regulations and the applicable laws, rules and regulations of any other country or jurisdiction where Options are granted under the Plan, as such laws, rules, regulations and requirements shall be in place from time to time.

                  (d)  "Board" means the Board of Directors of the Company.
                        -----

                  (e)  "Cause" for  termination  of a  Participant's  Continuous
                        -----
Service Status will exist if the Participant is terminated by the Company for any of the following reasons: (i) Participant's willful failure substantially to perform his or her duties and responsibilities to the Company or deliberate violation of a Company policy; (ii) Participant's commission of any act of fraud, embezzlement, dishonesty or any other willful misconduct that has caused or is reasonably expected to result in material injury to the Company; (iii) unauthorized use or disclosure by Participant of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant's willful breach of any of his or her obligations under any written agreement or covenant with the Company. The determination as to whether a Participant is being terminated for Cause shall be made in good faith by the Company and shall be final and binding on the Participant. The foregoing definition does not in any way limit the Company's ability to terminate a Participant's employment or consulting relationship at any time as provided in Section 5(d) below, and the term "Company" will be interpreted to include any Subsidiary, Parent or Affiliate, as appropriate.

                  (f)  "Change  of   Control"   means  (1)  a  sale  of  all  or
                        --------------------
substantially all of the Company's assets, or (2) any merger, consolidation or other business combination transaction of the Company with or into another corporation, entity or person, other than a transaction in which the holders of at least a majority of the shares of voting capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding or by their being converted into shares of voting capital stock of the surviving entity) a majority of the total voting power represented by the shares of voting capital stock of the Company (or the surviving entity) outstanding immediately after such transaction, or (3) the direct or indirect acquisition (including by way of a tender or exchange offer) by any person, or persons acting as a group, of beneficial ownership or a right to acquire beneficial ownership of shares representing a majority of the voting power of the then outstanding shares of capital stock of the Company.

                  (g)  "Code"  means  the  Internal  Revenue  Code of  1986,  as
                        ----
amended.

                  (h)  "Committee" means one or more committees or subcommittees
                        ---------
of the Board  appointed by the Board to administer  the Plan in accordance  with
Section 4 below.

                  (i)  "Common Stock" means the Common Stock of the Company.
                        ------------

                  (j)  "Company" means Voice Powered Technologies International,
                        -------
Inc., a California corporation.

                  (k)  "Consultant" means any person,  including an advisor, who
                        ----------
is engaged by the Company or any Parent, Subsidiary or Affiliate to render services and is compensated for such services, and any director of the Company whether compensated for such services or not.

                  (l)  "Continuous  Service  Status"  means the  absence  of any
                        ---------------------------
interruption or termination of service as an Employee or Consultant. Continuous Service Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Parents, Subsidiaries, Affiliates or their respective successors. A change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute an interruption of Continuous Service Status.

                  (m)  "Corporate   Transaction"   means   a  sale  of   all  or
                        -----------------------
substantially all of the Company's assets, or a merger, consolidation or other capital reorganization or business combination transaction of the Company with or into another corporation, entity or person, or the direct or indirect acquisition (including by way of a tender or exchange offer) by any person, or persons acting as a group, of beneficial ownership or a right to acquire beneficial ownership of shares representing a majority of the voting power of the then outstanding shares of capital stock of the Company.

                  (n)  "Director" means a member of the Board.
                        --------

                  (o)  "Employee"  means any person  employed  by the Company or
                        --------
any Parent, Subsidiary or Affiliate, with the status of employment determined based upon such factors as are deemed appropriate by the Administrator in its discretion, subject to any requirements of the Code or the Applicable Laws. The payment by the Company of a director's fee to a Director shall not be sufficient to constitute "employment" of such Director by the Company.

                  (p)  "Exchange Act" means the Securities Exchange Act of 1934,
                        ------------
 as amended.

                  (q)  "Fair  Market  Value"  means,  as of any date,  the  fair
                        -------------------
market value of the Common Stock, as determined by the Administrator in good faith on such basis as it deems appropriate and applied consistently with respect to Participants. Whenever possible, the determination of Fair Market Value shall be based upon the closing price for the Shares as reported in the Wall Street Journal for the applicable date.

                  (r)  "Incentive  Stock  Option"  means an Option  intended  to
                        ------------------------
qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Option Agreement.

                  (s)  "Involuntary   Termination"   means   termination   of  a
                        -------------------------
Participant's Continuous Service Status under the following circumstances: (i) termination without Cause by the Company or a Subsidiary, Parent or Affiliate, as appropriate; or (ii) voluntary termination by the Participant within thirty
(30) days following (A) a material reduction in the Participant's job responsibilities, provided that neither a mere change in title alone nor reassignment following a Change of Control to a position that is substantially similar to the position held prior to the Change of Control shall constitute a material reduction in job responsibilities; (B) relocation by the Company or a Subsidiary, Parent or Affiliate, as appropriate, of the Participant's work site to a facility or location more than seventy-five (75) miles from the Participant's principal work site for the Company at the time of the Change of Control; or (C) a reduction in Participant's then-current base salary by at least 33%, provided that an across-the-board reduction in the salary level of all other employees or consultants in positions similar to the Participant's by the same percentage amount as part of a general salary level reduction shall not constitute such a salary reduction.

                  (t)  "Listed  Security" means any security of the Company that
                        ----------------
is listed or approved for listing on a national securities exchange or designated or approved for designation as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

                  (u)  "Named  Executive" means any individual  who, on the last
                        ----------------
day of the Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four most highly compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

                  (v)  "Nonstatutory  Stock Option" means an Option not intended
                        --------------------------
to qualify as an Incentive Stock Option, as designated in the applicable Option Agreement.

                  (w)  "Option" means a stock option  granted  pursuant  to  the
                        ------
Plan.

                  (x) "Option Agreement" means a written document, the form(s) of which shall be approved from time to time by the Administrator, reflecting the terms of an Option granted under the Plan and includes any documents attached to or incorporated into such Option Agreement, including, but not limited to, a notice of stock option grant and a form of exercise notice.

                  (y)  "Option Exchange Program" means a program approved by the
                        -----------------------
Administrator whereby outstanding Options are exchanged for Options with a lower exercise price or are amended to decrease the exercise price as a result of a decline in the Fair Market Value of the Common Stock.

                  (z)  "Optioned  Stock"  means the Common  Stock  subject to an
                        ---------------
Option.

                  (aa) "Optionee"  means an Employee or Consultant  who receives
                        --------
an Option.

                  (bb) "Parent"  means  a "parent  corporation,"  whether now or
                        ------
hereafter existing, as defined in Section 424(e) of the Code, or any successor provision.

                  (cc) "Participant" means any holder of one or more Options, or
                        -----------
the Shares issuable or issued upon exercise of such Options, under the Plan.

                  (dd) "Plan" means this 2004 Stock Option Plan.
                        ----

                  (ee) "Reporting Person" means an officer, Director, or greater
                        ----------------
than ten percent shareholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

                  (ff) "Rule  16b-3"  means Rule  16b-3  promulgated  under  the
                        -----------
Exchange Act, as amended from time to time, or any successor provision.

                  (gg) "Share" means a share of the Common Stock, as adjusted in
                        -----
accordance with Section 14 of the Plan.

                  (hh) "Stock Exchange" means any stock exchange or consolidated
                        --------------
stock price reporting system on which prices for the Common Stock are quoted at any given time.

                  (ii) "Subsidiary"  means a "subsidiary  corporation,"  whether
                        ----------
now or hereafter existing, as defined in Section 424(f) of the Code, or any successor provision.

                  (jj) "Ten  Percent  Holder"  means a  person  who  owns  stock
                        --------------------
representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary.

         3. Stock Subject to the Plan.  Subject to the  provisions of Section 13
            -------------------------
of the Plan, the maximum aggregate number of Shares that may be sold under the Plan is two million (2,000,000) Shares of Common Stock. Notwithstanding the foregoing, at no time during which the Common Stock is not a Listed Security shall the total number of Shares issuable upon exercise of all outstanding Options and the total number of shares provided for under any other stock bonus or similar plan of the Company exceed the applicable percentage as calculated in accordance with the conditions and exclusions of Section 260.140.45 of the Rules of the California Corporations Commissioner, based on the securities which are outstanding at the time the calculation is made. The Shares may be authorized, but unissued, or reacquired Common Stock. If an award should expire or become unexercisable for any reason without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. In addition, any Shares of Common Stock which are retained by the Company upon exercise of an award in order to satisfy the exercise or purchase price for such award or any withholding taxes due with respect to such exercise or purchase shall be treated as not issued and shall continue to be available under the Plan. Shares issued under the Plan and later repurchased by the Company pursuant to any repurchase right which the Company shall be available for future grant under the Plan.

         4.       Administration of the Plan.
                  --------------------------

                  (a) General.  The Plan shall be administered by the Board or a
                      -------
Committee, or a combination thereof, as determined by the Board. The Plan may be administered by different administrative bodies with respect to different classes of Participants and, if permitted by the Applicable Laws, the Board may authorize one or more officers to make awards under the Plan.

                  (b) Committee  Composition.  If a Committee has been appointed
                      ----------------------
pursuant to this Section 4, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee administering the Plan in accordance with the requirements of Rule 16b-3 or Section 162(m) of the Code, to the extent permitted or required by such provisions. The Committee shall in all events conform to any requirements of the Applicable Laws.

                  (c) Powers of the Administrator.  Subject to the provisions of
                      ---------------------------
the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                           (i)      to  determine  the Fair Market  Value of the
Common Stock, in accordance with Section 2(q) of the Plan, provided that such determination shall be applied consistently with respect to Participants under the Plan;

                           (ii)     to select the Employees and  Consultants  to
whom Options may from time to time be granted;

                           (iii)    to  determine  whether  and to  what  extent
Options are granted;

                           (iv)     to determine  the number of Shares of Common
Stock to be covered by each award granted;

                           (v)      to approve the form(s) of agreement(s)  used
under the Plan;

                           (vi)     to determine the terms and  conditions,  not
inconsistent with the terms of the Plan, of any award granted hereunder, which terms and conditions include but are not limited to the exercise or purchase price, the time or times when awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, any pro rata adjustment to vesting as a result of a Participant's transitioning from full- to part-time service (or vice versa), and any restriction or limitation regarding any Option, Optioned Stock or restricted stock issued upon exercise of an Option, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                           (vii)    to   determine   whether   and   under  what
circumstances an Option may be settled in cash under Section 10(c) instead of Common Stock;

                           (viii)   to implement an Option  Exchange  Program on
such terms and conditions as the Administrator in its discretion deems appropriate, provided that no amendment or adjustment to an Option that would materially and adversely affect the rights of any Optionee shall be made without the prior written consent of the Optionee;

                           (ix)     to adjust the  vesting of an Option  held by
an Employee or Consultant as a result of a change in the terms or conditions under which such person is providing services to the Company;

                           (x)      to construe and  interpret  the terms of the
Plan and awards granted under the Plan, which constructions, interpretations and decisions shall be final and binding on all Participants; and

                           (xi)     in order to fulfill the purposes of the Plan
and without amending the Plan, to modify grants of Options to Participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs.

         5.       Eligibility.
                  -----------

                  (a)  Recipients of Grants.  Nonstatutory  Stock Options may be
                       --------------------
granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees, provided that Employees of Affiliates shall not be eligible to receive Incentive Stock Options.

                  (b)  Type of Option.  Each Option shall be  designated  in the
                       --------------
Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.

                  (c)  ISO $100,000 Limitation.  Notwithstanding any designation
                       ------------------------
under Section 5(b), to the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(c), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an Incentive Stock Option shall be determined as of the date of the grant of such Option.

                  (d)  No Employment Rights.  The Plan shall not confer upon any
                       ---------------------
Participant any right with respect to continuation of an employment or consulting relationship with the Company, nor shall it interfere in any way with such Participant's right or the Company's right to terminate the employment or consulting relationship at any time for any reason.

         6.       Term of Plan.  The Plan shall  become  effective  on  the date
                  ------------
the adoption of the Plan by the Board of Directors is approved by the Company's shareholders. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 15 of the Plan.

         7.       Term of Option.  The  term  of  each  Option shall be the term
                  --------------
stated in the Option Agreement; provided that the term shall be no more than ten years from the date of grant thereof or such shorter term as may be provided in the Option Agreement and provided further that, in the case of an Incentive Stock Option granted to a person who at the time of such grant is a Ten Percent Holder, the term of the Option shall be five years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

         8.       [Reserved.]

         9.       Option Exercise Price and Consideration.
                  ---------------------------------------

                  (a)      Exercise  Price. The per Share exercise price for the
                           ---------------
Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator and set forth in the Option Agreement, but shall be subject to the following:

                           (i)      In the case of an Incentive Stock Option

                                    (A)     granted to  an  Employee  who at the
time of grant is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant; or

                                    (B)     granted to any other  Employee,  the
per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                           (ii)     In the case of a Nonstatutory Stock Option

                                    (A)     granted on any  date  on  which  the
Common Stock is not a Listed Security to a person who is at the time of grant is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant if required by the Applicable Laws and, if not so required, shall be such price as is determined by the Administrator;

                                    (B)     granted  on any date  on  which  the
Common Stock is not a Listed Security to any other eligible person, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant if required by the Applicable Laws and, if not so required, shall be such price as is determined by the Administrator; or

                                    (C)     granted  on any date  on  which  the
Common Stock is a Listed Security to any eligible person, the per share Exercise Price shall be such price as determined by the Administrator provided that if such eligible person is, at the time of the grant of such Option, a Named Executive of the Company, the per share Exercise Price shall be no less than 100% of the Fair Market Value on the date of grant if such Option is intended to qualify as performance-based compensation under Section 162(m) of the Code.

                           (iii)    Notwithstanding the  foregoing,  Options may
be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

                  (b) Permissible  Consideration.  The  consideration to be paid
                      --------------------------
for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash; (2) check; (3) subject to any requirements of the Applicable Laws, delivery of Optionee's promissory note having such recourse, interest, security and redemption provisions as the Administrator determines to be appropriate after taking into account the potential accounting consequences of permitting an Optionee to deliver a promissory note; (5) other Shares that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is exercised, provided that in the case of Shares acquired, directly or indirectly, from the Company, such Shares must have been owned by the Optionee for more than six months on the date of surrender (or such other period as may be required to avoid the Company's incurring an adverse accounting charge); (6) if, as of the date of exercise of an Option the Company then is permitting employees to engage in a "same-day sale" cashless brokered exercise program involving one or more brokers, through such a program that complies with the Applicable Laws (including without limitation the requirements of Regulation T and other applicable regulations promulgated by the Federal Reserve Board) and that ensures prompt delivery to the Company of the amount required to pay the exercise price and any applicable withholding taxes; or (7) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company and the Administrator may, in its sole discretion, refuse to accept a particular form of consideration at the time of any Option exercise.

         10.      Exercise of Option.
                  ------------------

                  (a)      General.
                           -------

                           (i)      Exercisability. Any Option granted hereunder
                                    --------------
shall be exercisable at such times and under such conditions as determined by the Administrator, consistent with the term of the Plan and reflected in the Option Agreement, including vesting requirements and/or performance criteria with respect to the Company and/or the Optionee; provided however that, if required under Applicable Laws, the Option (or Shares issued upon exercise of the Option) shall comply with the requirements of Section 260.140.41of the Rules of the California Corporations Commissioner.

                           (ii)     Leave of Absence.  The  Administrator  shall
                                    ----------------
have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any such unpaid leave (unless otherwise required by the Applicable Laws). In the event of military leave, vesting shall toll during any unpaid portion of such leave, provided that, upon a Participant's returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given vesting credit with respect to Options to the same extent as would have applied had the Participant continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave.

                         (iii)  Minimum  Exercise  Requirements.  An Option  may
                                -------------------------------
not be exercised for a fraction of a Share. The Administrator may require that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent an Optionee from exercising the full number of Shares as to which the Option is then exercisable.

                         (iv)   Procedures  for and Results of Exercise.
                                ---------------------------------------
An Option shall be deemed exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised. Full payment may, as authorized by the Administrator, consist of any consideration and method of
payment   allowable   under  Section  9(b)  of  the  Plan,   provided  that  the
Administrator may, in its sole discretion, refuse to accept any form of consideration at the time of any Option exercise.

                         Exercise of an Option in any manner shall result  in  a
decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                         (v)    Rights as Shareholder. Until the issuance of the
                                ---------------------
Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 14 of the Plan.

                  (b)  Termination  of Employment  or  Consulting  Relationship.
                       --------------------------------------------------------
Except as otherwise set forth in this Section 10(b), the Administrator shall establish and set forth in the applicable Option Agreement the terms and conditions upon which an Option shall remain exercisable, if at all, following termination of an Optionee's Continuous Service Status, which provisions may be waived or modified by the Administrator at any time. Unless the Administrator otherwise provides in the Option Agreement, to the extent that the Optionee is not vested in Optioned Stock at the date of termination of his or her Continuous Service Status, or if the Optionee (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Option Agreement or below (as applicable), the Option shall terminate and the Optioned Stock underlying the unexercised portion of the Option shall revert to the Plan. In no event may any Option be exercised after the expiration of the Option term as set forth in the Option Agreement (and subject to Section 7).

                  The following provisions (1) shall apply to the extent an Option Agreement does not specify the terms and conditions upon which an Option shall terminate upon termination of an Optionee's Continuous Service Status, and
(2) establish the minimum post-termination exercise periods that may be set forth in an Option Agreement:

                         (i)    Termination other than Upon Disability or Death.
                                -----------------------------------------------
In the event of termination of Optionee's Continuous Service Status other than under the circumstances set forth in subsections (ii) through (iii) below, such Optionee may exercise an Option for 30 days following such termination to the extent the Optionee was vested in the Optioned Stock as of the date of such termination. No termination shall be deemed to occur and this Section 10(b)(i) shall not apply if (i) the Optionee is a Consultant who becomes an Employee, or
(ii) the Optionee is an Employee who becomes a Consultant.

                         (ii)   Disability of Optionee.   In the event of termi-
                                ----------------------
nation of an Optionee's Continuous Service Status as a result of his or her disability (including a disability within the meaning of Section 22(e)(3) of the Code), such Optionee may exercise an Option at any time within six months following such termination to the extent the Optionee was vested in the Optioned Stock as of the date of such termination.

                         (iii)  Death of  Optionee.   In the event of  the death
                                ------------------
of an Optionee during the period of Continuous Service Status since the date of grant of the Option, or within thirty days following termination of Optionee's Continuous Service Status, the Option may be exercised by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance at any time within twelve months following the date of death, but only to the extent the Optionee was vested in the Optioned Stock as of the date of death or, if earlier, the date the Optionee's Continuous Service Status terminated.

                  (c)  Buyout Provisions.   The  Administrator  may  at any time
                       -----------------
offer to buy out for a payment in cash or Shares an Option previously granted under the Plan based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

         11.  Taxes.
              -----

                  (a) As a condition of the grant, vesting or exercise of an Option granted under the Plan, the Participant (or in the case of the
Participant's death, the person exercising the Option) shall make such arrangements as the Administrator may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with such grant, vesting or exercise of the Option or the issuance of Shares. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied. If the Administrator allows the withholding or surrender of Shares to satisfy a Participant's tax withholding obligations under this Section 11 (whether pursuant to Section 11(c), (d) or (e), or otherwise), the Administrator shall not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.

                  (b) In the case of an Employee and in the absence of any other arrangement, the Employee shall be deemed to have directed the Company to withhold or collect from his or her compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of an exercise of the Option.

                  (c) This Section 11(c) shall apply only after the date, if any, upon which the Common Stock becomes a Listed Security. In the case of Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under the Applicable Laws, the Participant shall be deemed to have elected to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) equal to the amount required to be withheld. For purposes of this Section 11, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Laws (the "Tax Date").

                  (d) If permitted by the Administrator, in its discretion, a Participant may satisfy his or her tax withholding obligations upon exercise of an Option by surrendering to the Company Shares that have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld. In the case of shares previously acquired from the Company that are surrendered under this Section 11(d), such Shares must have been owned by the Participant for more than six (6) months on the date of surrender (or such other period of time as is required for the Company to avoid adverse accounting charges).

                  (e) Any election or deemed election by a Participant to have Shares withheld to satisfy tax withholding obligations under Section 11(c) or
(d) above shall be irrevocable as to the particular Shares as to which the election is made and shall be subject to the consent or disapproval of the Administrator. Any election by a Participant under Section 11(d) above must be made on or prior to the applicable Tax Date.

                  (f) In the event an election to have Shares withheld is made by a Participant and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the Option is exercised but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

         12.  Non-Transferability of Options.
              ------------------------------

                  (a)  General.  Except as set forth in this Section 12, Options
                       -------
may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by an Optionee will not constitute a transfer. An Option may be exercised, during the lifetime of the holder of an Option, only by such holder or a transferee permitted by this Section 12.

                  (b)  Limited Transferability Rights.  Notwithstanding anything
                       ------------------------------
else in this Section 12, but subject to any Applicable Laws, the Administrator may in its discretion grant Nonstatutory Stock Options that may be transferred by instrument to an inter vivos or testamentary trust in which the Options are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift or pursuant to domestic relations orders to "Immediate Family Members" (as defined below) of the Optionee. "Immediate Family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Optionee) control the management of assets, and any other entity in which these persons (or the Optionee) own more than fifty percent of the voting interests.

         13.  Adjustments  Upon  Changes in  Capitalization,  Merger  or Certain
              ------------------------------------------------------------------
              Other Transactions.
              ------------------

                  (a)  Changes  in  Capitalization.     Subject  to  any  action
                       ---------------------------
required under Applicable Laws by the shareholders of the Company, the number of Shares of Common Stock covered by each outstanding Option, and the number of Shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Option.

                  (b)  Dissolution  or   Liquidation.    In  the  event  of  the
                       -----------------------------
dissolution  or   liquidation  of  the  Company,   each  Option  will  terminate
immediately prior to the consummation of such action, unless otherwise determined by the Administrator.

                  (c)  Corporate  Transaction.  In  the  event  of  a  Corporate
                       ----------------------
Transaction (including without limitation a Change of Control), each outstanding Option shall be assumed or an equivalent option or right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation (the "Successor Corporation"), unless the Successor Corporation does not agree to assume the award or to substitute an equivalent option or right, in which case such Option shall terminate upon the consummation of the transaction.

                  Notwithstanding the above, in the event (i) of a Change of Control, and (ii) a Participant holding an Option assumed or substituted by the Successor Corporation in the Change of Control, or holding restricted stock issued upon exercise of an Option with respect to which the Successor Corporation has succeeded to a repurchase right as a result of the Change of Control, is Involuntarily Terminated by the Successor Corporation without Cause at the time of, or within twelve months following consummation of, the transaction, then any assumed or substituted Option held by the terminated Participant at the time of termination shall accelerate and become exercisable in full, and any repurchase right applicable to any Shares shall lapse as to all of the Shares. The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of termination of the Participant's Continuous Service Status.

                  For purposes of this Section 13(c), an Option shall be considered assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction or a Change of Control, as the case may be, each holder of an Option would be entitled to receive upon exercise of the award the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the holder of the number of Shares of Common Stock covered by the award at such time (after giving effect to any adjustments in the number of Shares covered by the Option as provided for in this Section 13); provided that if such consideration received in the transaction is not solely common stock of the Successor Corporation, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon exercise of the award to be solely common stock of the Successor Corporation equal to the Fair Market Value of the per Share consideration received by holders of Common Stock in the transaction.

         14.  Time of Granting  Options.  The date of grant of an  Option shall,
              -------------------------
for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Administrator, provided that in the case of any Incentive Stock Option, the grant date shall be the later of the date on which the Administrator makes the determination granting such Incentive Stock Option or the date of commencement of the Optionee's employment relationship with the Company. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

         15.  Amendment and Termination of the Plan.
              -------------------------------------

                  (a) Authority to Amend or Terminate. The Board may at any time
                      -------------------------------
amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation (other than an adjustment pursuant to Section 13 above) shall be made that would materially and adversely affect the rights of any Optionee under any outstanding grant, without his or her consent. In addition, to the extent necessary and desirable to comply with the Applicable Laws, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

                  (b)  Effect  of  Amendment  or   Termination.   Except  as  to
                       ---------------------------------------
amendments which the Administrator has the authority under the Plan to make unilaterally, no amendment or termination of the Plan shall materially and adversely affect Options already granted, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee or holder and the Company.

         16.  Conditions  Upon  Issuance  of Shares.  Notwithstanding  any other
              -------------------------------------
provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel. As a condition to the exercise of an Option, the Company may require the person exercising the award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law. Shares issued upon exercise of Options granted prior to the date on which the Common Stock becomes a Listed Security shall be subject to a right of first refusal in favor of the Company pursuant to which the Participant will be required to offer Shares to the Company before selling or transferring them to any third party on such terms and subject to such conditions as is reflected in the applicable Option Agreement.

         17.  Reservation of Shares.  The Company, during the term of this Plan,
              ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         18.  Agreements.  Options  shall be evidenced by Option  Agreements  in
              ----------
such form(s) as the Administrator shall from time to time approve.

         19.  Shareholder   Approval.   If  required  by  the  Applicable  Laws,
              ---------------------
continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under the Applicable Laws.

         20.  Information and Documents to Optionees and  Purchasers.  Prior  to
              ------------------------------------------------------
the date, if any, upon which the Common Stock becomes a Listed Security and if required by the Applicable Laws, the Company shall provide financial statements at least annually to each Optionee and to each individual who acquired Shares pursuant to the Plan, during the period such Optionee or purchaser has one or more Options outstanding, and in the case of an individual who acquired Shares pursuant to the Plan, during the period such individual owns such Shares. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.